Filed electronically with the Securities and Exchange
                         Commission on February 1, 2000

                                                              File No. 333-42335
                                                              File No. 811-08393

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      /    /

                           Pre-Effective Amendment No.                    /    /
                         Post-Effective Amendment No. 6
                                                      ----                /  X /
                                     And/or
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

         Amendment No. 7
                       ----                                               /  X /

                             Kemper Securities Trust
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

               222 South Riverside Plaza, Chicago, Illinois 60606
               --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (312) 537-7000
                                                           --------------

                 Philip J. Collora, Vice President and Secretary
                            Kemper Value Series, Inc.
                            222 South Riverside Plaza
                             Chicago, Illinois 60606
                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box):

/    / Immediately upon filing pursuant to paragraph (b)
/    / 60 days after filing pursuant to paragraph (a) (1)
/    / 75 days after filing pursuant to paragraph (a) (2)
/  X / On February 1, 2000 pursuant to paragraph (b)
/    / On __________________ pursuant to paragraph (a) (1)
/    / On __________________ pursuant to paragraph (a) (2) of Rule 485
/    / On __________________ pursuant to paragraph (a) (3) of Rule 485.

       If Appropriate, check the following box:
/    / This post-effective amendment designates a new effective date for a previously filed post-effective amendment

Kemper Equity Funds/Value Style
Kemper Small Cap Relative Value Fund

SUPPLEMENT TO PROSPECTUS
DATED FEBRUARY 1, 2000
--------------------------------------------------------------------------------

The following information supplements the prospectus for Kemper Small Cap Relative Value Fund:

At a meeting of the Board of Trustees of Kemper Securities Trust, the Board voted to terminate the Kemper Small Cap Relative Value Fund (the "Fund"). It is expected that the shares of the Fund will be liquidated on or about May 26, 2000. The liquidation of shares on May 26, 2000, and any shareholder redemptions or exchanges prior thereto, may be a taxable event for shareholders with the exception of those participating in a qualified retirement plan, IRA or other tax-advantaged account.

The Fund has been closed to new investment (except for purchases by certain employee benefit plans). Shareholders may redeem their shares or exchange to another Kemper fund until the date of termination. Redemption on May 26, 2000 will not be subject to any contingent deferred sales charge; however, redemptions prior to that date may be subject to a contingent deferred sales charge as described in the prospectus.













February 1, 2000

                                                                       LONG-TERM
                                                                       INVESTING
                                                                            IN A
                                                                      SHORT-TERM
                                                                      WORLD (SM)

February 1, 2000

Prospectus

                                               KEMPER EQUITY FUNDS / VALUE STYLE

                                                          Kemper Contrarian Fund

                                           Kemper-Dreman Financial Services Fund

                                           Kemper-Dreman High Return Equity Fund

                                                     Kemper Small Cap Value Fund

                                              Kemper U.S. Growth And Income Fund

                                                                      Value Fund

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

                                                                   [KEMPER LOGO]

HOW THE                                               INVESTING IN
FUNDS WORK                                            THE FUNDS


  2 Kemper Contrarian Fund  26 Kemper U.S. Growth     59 Choosing A Share
                               And Income Fund           Class
  8 Kemper-Dreman
    Financial Services Fund 32 Kemper Value Fund      64 How To Buy Shares

 14 Kemper-Dreman High      38 Other Policies And     65 How To Exchange Or
    Return Equity Fund         Risks                     Sell Shares

 20 Kemper Small Cap        40 Financial Highlights   66 Policies You Should
    Value Fund                                           Know About

                                                      72 Understanding
                                                         Distributions And Taxes

How The Funds Work


These funds invest in common stocks, as a way of seeking growth of your investment.


The funds invest mainly in companies whose stock prices appear low in light of other measures of worth, such as earnings, book value or cash flow. Each fund pursues its own goal.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money.

TICKER SYMBOLS     CLASS:    A)KDCAX    B)KDCBX   C)KDCCX










Kemper
Contrarian Fund


FUND GOAL The fund seeks long-term capital appreciation, with current income as a secondary objective.

                           2 | Kemper Contrarian Fund

--------------------------------------------------------------------------------
The Fund's Main Strategy


The fund normally invests at least 65% of total assets in common stocks and other equity securities of large U.S. companies (those with a market value of $1 billion or more) that the portfolio managers believe are undervalued. Although the fund can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors (in fact, it may invest more than 25% of total assets in a single sector). As of December 31, 1999, companies in which the fund invests had a median market capitalization of approximately $13.89 billion.


The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.


The managers assemble the fund's portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times while still maintaining variety in terms of the sectors and industries represented.

The fund will normally sell a stock when it reaches a target price, its fundamental factors have changed or it has performed below the managers' expectations.



-[ICON]-------------------------------------------------------------------------
          OTHER INVESTMENTS

While the fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments.

                           3 | Kemper Contrarian Fund

--------------------------------------------------------------------------------
The Main Risks Of Investing In The Fund

There are several factors that could hurt fund performance, cause you to lose money or make the fund perform less well than other investments.


As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.


To the extent that the fund concentrates in one or more sectors, any factors affecting those sectors could affect fund performance. For example, financial services companies could be hurt by such factors as changing government regulations, increasing competition and interest rate movements.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, economic trends or other matters


o    value stocks may be out of favor for certain periods


o    derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

Investors seeking to diversify a growth-oriented portfolio or add a core holding to a value-oriented portfolio may want to consider this fund.

--------------------------------------------------------------------------------

                           4 | Kemper Contrarian Fund

--------------------------------------------------------------------------------
Performance

The bar chart shows how the total returns for the fund's Class A shares have varied from year to year, which may give some idea of risk. The chart doesn't reflect sales loads; if it did, returns would be lower. The table shows how the fund's returns over different periods average out.

For context, the table has a broad-based market index (which, unlike the fund, has no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.


--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Class A Shares
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-6.08   26.53    11.32   9.07   -0.03    44.57   14.42    28.73   19.17   -10.73





--------------------------------------------------------------------------------
1990    1991     1992    1993    1994    1995    1996     1997    1998     1999
--------------------------------------------------------------------------------

Best quarter: 18.90%, Q1 1991         Worst quarter: -20.59%, Q3 1990


--------------------------------------------------------------------------------
Average Annual Total Returns (as of 12/31/1999)
--------------------------------------------------------------------------------

                             Since       Since
                 Since       9/11/95     Since        Since       3/18/88
                 12/31/98    Life of     12/31/94     12/31/89    Life of
                 1 Year      Class B/C   5 Years      10 Years    Class A
--------------------------------------------------------------------------------
Class A          -15.86%     --          16.39%       11.91%      12.23%
--------------------------------------------------------------------------------
Class B          -13.92      12.89%      --           --          --
--------------------------------------------------------------------------------
Class C          -11.56      13.12       --           --          --
--------------------------------------------------------------------------------
Index             21.04      26.39*      28.56        18.21       19.03**
--------------------------------------------------------------------------------
Index: Standard & Poor's 500 Composite Stock Price Index, an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.
--------------------------------------------------------------------------------

The table includes the effects of maximum sales loads. In both the table and the chart, total returns for 1990 through 1996 would have been lower if operating expenses hadn't been reduced.

*   Since 9/30/95

**  Since 3/31/88


                           5 | Kemper Contrarian Fund

--------------------------------------------------------------------------------
How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold fund shares.


--------------------------------------------------------------------------------
Fee Table                                         Class A   Class B  Class C
--------------------------------------------------------------------------------


Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On
Purchases (as % of offering price)                5.75%    None      None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as % of
redemption proceeds)                              None*    4.00%     1.00%
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                    0.74%    0.74%     0.74%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                          None     0.75      0.75
--------------------------------------------------------------------------------
Other Expenses**                                  0.70     0.83      0.90
--------------------------------------------------------------------------------
Total Annual Operating Expenses                   1.44     2.32      2.39
------------------------------------------------------------------------------


* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody, accounting services and similar expenses, which may vary with fund size and other factors. "Other Expenses" are restated to reflect changes in certain administrative and regulatory fees.


Based on the figures above, this example is designed to help you compare the expenses of each share class to those of other funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                        1 Year      3 Years      5 Years    10 Years
--------------------------------------------------------------------------------


Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                  $713      $1,004       $1,317      $2,200
--------------------------------------------------------------------------------
Class B shares                   635       1,024        1,440       2,233
--------------------------------------------------------------------------------
Class C shares                   342         745        1,275       2,726
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                  $713      $1,004       $1,317      $2,200
--------------------------------------------------------------------------------
Class B shares                   235         724        1,240       2,233
--------------------------------------------------------------------------------
Class C shares                   242         745        1,275       2,726
--------------------------------------------------------------------------------


                           6 | Kemper Contrarian Fund

--------------------------------------------------------------------------------
THE INVESTMENT ADVISOR

The fund's investment advisor is Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY. Scudder Kemper has more than 80 years of experience managing mutual funds and currently has more than $290 billion in assets under management.

Scudder Kemper takes a team approach, bringing together professionals from many investment disciplines. Supporting each team are Scudder Kemper's many economists, research analysts, traders and other investment specialists, located across the United States and around the world.


For serving as the fund's investment advisor, Scudder Kemper receives a management fee. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.73% of average daily net assets.


-[ICON]-------------------------------------------------------------------------
          FUND MANAGERS

The following people handle the fund's day-to-day management:

Thomas F. Sassi             Frederick L. Gaskin
Lead Portfolio Manager      o Began investment career
o Began investment career     in 1986
  in 1971                   o Joined the advisor in
o Joined the advisor in       1996
  1996                      o Joined the fund team
o Joined the fund team        in 1997
  in 1997

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

The fund is managed by a team of investment professionals who work together to develop the fund's investment strategies.

--------------------------------------------------------------------------------

                           7 | Kemper Contrarian Fund

TICKER SYMBOLS     CLASS:    A)KDFAX    B)KDFBX   C)KDFCX










Kemper-Dreman
Financial Services Fund


FUND GOAL The fund seeks to provide long-term capital appreciation.

                    8 | Kemper-Dreman Financial Services Fund

--------------------------------------------------------------------------------
The Fund's Main Strategy


The fund normally invests at least 65% of total assets in equity securities (mainly common stocks) of financial services companies. This may include companies of any size that commit at least half of their assets to the financial services sector or derive at least half of their revenues or net income from that sector. The major types of financial services companies are banks, insurance companies, savings and loans, securities brokerage firms and diversified financial companies.

The portfolio manager begins by screening for financial services stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The manager then compares a company's stock price to its book value, cash flow and yield, and analyzes individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

The manager assembles the fund's portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various financial industries. The manager may favor securities from different industries in the financial sector at different times, while still maintaining variety in terms of industries and companies represented.

The fund will normally sell a stock when it reaches a target price, its fundamental factors have changed or it has performed below the manager's expectations.


-[ICON]-------------------------------------------------------------------------
          OTHER INVESTMENTS


While the fund invests mainly in U.S. stocks, it could invest up to 30% of total assets in foreign securities, and up to 35% of total assets in investment-grade debt securities. Also, while the fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the manager doesn't intend to use them as principal investments.


                    9 | Kemper-Dreman Financial Services Fund

--------------------------------------------------------------------------------
The Main Risks Of Investing In The Fund

There are several factors that could hurt fund performance, cause you to lose money or make the fund perform less well than other investments.

As with most stock funds, the most important factor with this fund is how stock markets perform, in this case, financial services stocks. When prices of financial services stocks fall, you should expect the value of your investment to fall as well. The fact that the fund concentrates in a single sector increases this risk, because factors affecting that sector could affect fund performance. For example, financial services companies could be hurt by such factors as changing government regulations, increasing competition and interest rate movements.

Similarly, because the fund isn't diversified and can invest a larger percentage of assets in a given stock than a diversified fund, factors affecting that stock could affect fund performance. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the manager could be wrong in his analysis of companies, industries, economic trends or other matters


o    value stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty


o the bond portion of the portfolio could be hurt by rising interest rates or declines in credit quality

o    derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

This fund may be appropriate for long-term investors who want to gain exposure to the financial services sector and can accept the above-average risks of a sector-specific investment.

--------------------------------------------------------------------------------

                   10 | Kemper-Dreman Financial Services Fund

--------------------------------------------------------------------------------
Performance


The bar chart shows the total returns for the fund's Class A shares for the first complete calendar year. The chart doesn't reflect sales loads; if it did, returns would be lower. The table shows how the fund's returns over different periods average out.


For context, the table has a broad-based market index (which, unlike the fund, has no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Class A Shares
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


                                                              -4.52






--------------------------------------------------------------------------------
                                                               1999
--------------------------------------------------------------------------------


Best quarter: 4.74%, Q2 1999          Worst quarter: -13.34%, Q3 1999


--------------------------------------------------------------------------------
Average Annual Total Returns (as of 12/31/1999)
--------------------------------------------------------------------------------


                                          Since 12/31/98   Since 3/9/98
                                          1 Year           Life of Classes
--------------------------------------------------------------------------------
Class A                                    -9.99%           -4.23%
--------------------------------------------------------------------------------
Class B                                    -8.38            -3.60
--------------------------------------------------------------------------------
Class C                                    -5.34            -1.80
--------------------------------------------------------------------------------
Index                                       3.97             1.77*
--------------------------------------------------------------------------------
Index: S&P Financial Index, a capitalization-weighted price-only index representing 11 financial industries and 74 financial companies.
--------------------------------------------------------------------------------

The table includes the effects of maximum sales loads. In both the table and the chart, total returns would have been lower if operating expenses hadn't been reduced.

*   Since 3/31/98


                   11 | Kemper-Dreman Financial Services Fund

How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold fund shares.


--------------------------------------------------------------------------------
Fee Table                                         Class A   Class B  Class C
--------------------------------------------------------------------------------


Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On
Purchases (as % of offering price)                5.75%    None      None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as % of
redemption proceeds)                              None*    4.00%     1.00%
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                    0.75%    0.75%     0.75%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                          None     0.75      0.75
--------------------------------------------------------------------------------
Other Expenses**                                  0.73     0.76      0.69
--------------------------------------------------------------------------------
Total Annual Operating Expenses                   1.48     2.26      2.19
------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody, accounting services and similar expenses, which may vary with fund size and other factors. "Other Expenses" are restated to reflect changes in certain administrative and regulatory fees.

Based on the figures above, this example is designed to help you compare the expenses of each share class to those of other funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                        1 Year      3 Years      5 Years    10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------

Class A shares                  $717      $1,016       $1,336      $2,242
--------------------------------------------------------------------------------
Class B shares                   629       1,006        1,410       2,219
--------------------------------------------------------------------------------
Class C shares                   322         685        1,175       2,524
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                  $717      $1,016       $1,336      $2,242
--------------------------------------------------------------------------------
Class B shares                   229         706        1,210       2,219
--------------------------------------------------------------------------------
Class C shares                   222         685        1,175       2,524
--------------------------------------------------------------------------------


                   12 | Kemper-Dreman Financial Services Fund

--------------------------------------------------------------------------------
THE INVESTMENT ADVISOR

The fund's investment advisor is Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY. Scudder Kemper has more than 80 years of experience managing mutual funds and currently has more than $290 billion in assets under management.


Scudder Kemper takes a team approach to asset management. Scudder Kemper's team is comprised of investment professionals, economists, research analysts, traders and other investment specialists, located across the United States and around the world.

For serving as the fund's investment advisor, Scudder Kemper receives a management fee. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.73% of average daily net assets.


The fund's subadviser is Dreman Value Management, L.L.C., Red Bank, NJ. Dreman Value Management was founded in 1977 and currently manages over $7 billion in assets. The portfolio manager for this fund is David N. Dreman, founder and chairman of Dreman Value Management. Widely regarded as a leading proponent of value-style investment management, Mr. Dreman began his investment career in 1957 and has managed the fund since inception.

                   13 | Kemper-Dreman Financial Services Fund

TICKER SYMBOLS     CLASS:    A)KDHAX    B)KDHBX   C)KDHCX










Kemper-Dreman
High Return Equity Fund


FUND GOAL The fund seeks to achieve a high rate of total return.

                   14 | Kemper-Dreman High Return Equity Fund

--------------------------------------------------------------------------------
The Fund's Main Strategy


The fund normally invests at least 65% of total assets in equity securities (mainly common stocks). The fund focuses on stocks of large U.S. companies (those with a market value of $1 billion or more) that the portfolio manager believes are undervalued. Although the fund can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors (in fact, it may invest more than 25% of total assets in a single sector). As of December 31, 1999, companies in which the fund invests had a median market capitalization of approximately $5.13 billion and an average market capitalization of $17 billion.

The portfolio manager begins by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The manager then compares a company's stock price to its book value, cash flow and yield, and analyzes individual companies to identify those that are financially sound and appear to have strong potential for long-term growth and income.

The manager assembles the fund's portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The manager may favor securities from different sectors and industries at different times, while still maintaining variety in terms of the sectors and industries represented.


The fund will normally sell a stock when it reaches a target price, its fundamental factors have changed or it has performed below the manager's expectations.

-[ICON]-------------------------------------------------------------------------


The manager may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), particularly exchange-traded stock index futures, which offer the fund exposure to future stock market movements without direct ownership of stocks. While the fund invests mainly in U.S. stocks, it could invest up to 20% of total assets in foreign securities.


                   15 | Kemper-Dreman High Return Equity Fund

--------------------------------------------------------------------------------
The Main Risks Of Investing In The Fund

There are several factors that could hurt fund performance, cause you to lose money or make the fund perform less well than other investments.


As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.


To the extent that the fund concentrates in one or more sectors, any factors affecting those sectors could affect fund performance. For example, financial services companies could be hurt by such factors as changing government regulations, increasing competition and interest rate movements.


Other factors that could affect performance include:

o the manager could be wrong in his analysis of companies, industries, economic trends or other matters

o    value stocks may be out of favor for certain periods


o    derivatives could produce disproportionate losses


o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty


o at times, it could be hard to value some investments or to get an attractive price for them

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------


This fund may serve investors with long-term goals who are interested in a large-cap value fund that may focus on certain sectors of the economy.


--------------------------------------------------------------------------------

                   16 | Kemper-Dreman High Return Equity Fund

--------------------------------------------------------------------------------
Performance

The bar chart shows how the total returns for the fund's Class A shares have varied from year to year, which may give some idea of risk. The chart doesn't reflect sales loads; if it did, returns would be lower. The table shows how the fund's returns over different periods average out.

For context, the table has a broad-based market index (which, unlike the fund, has no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Class A Shares
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


-8.63   47.57   19.80   9.22   -0.99   46.86   28.79    31.92     11.96   -13.23





--------------------------------------------------------------------------------
1990    1991     1992    1993    1994    1995    1996     1997    1998     1999
--------------------------------------------------------------------------------

Best quarter: 33.22%, Q1 1991         Worst quarter: -22.84%, Q3 1990


--------------------------------------------------------------------------------
Average Annual Total Returns (as of 12/31/1999)
--------------------------------------------------------------------------------


                             Since       Since
                 Since       9/11/95     Since        Since       3/18/88
                 12/31/98    Life of     12/31/94     12/31/89    Life of
                 1 Year      Class B/C   5 Years      10 Years    Class A
--------------------------------------------------------------------------------
Class A          -18.22%     --          17.97%       14.84%      15.28%
--------------------------------------------------------------------------------
Class B          -16.31      14.31%      --           --          --
--------------------------------------------------------------------------------
Class C          -13.91      14.66       --           --          --
--------------------------------------------------------------------------------
Index             21.04      26.39*      28.56        18.21       19.03**
--------------------------------------------------------------------------------
Index: Standard & Poor's 500 Composite Stock Price Index, an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.
--------------------------------------------------------------------------------

The table includes the effects of maximum sales loads. In both the table and the chart, total returns for 1990 through 1995 would have been lower if operating expenses hadn't been reduced.

*   Since 9/30/95

**  Since 3/31/88


                   17 | Kemper-Dreman High Return Equity Fund

--------------------------------------------------------------------------------
How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold fund shares.


--------------------------------------------------------------------------------
Fee Table                                         Class A   Class B  Class C
--------------------------------------------------------------------------------


Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On
Purchases (as % of offering price)                5.75%    None      None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as % of
redemption proceeds)                              None*    4.00%     1.00%
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                    0.69%    0.69%     0.69%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                          None     0.75      0.75
--------------------------------------------------------------------------------
Other Expenses**                                  0.53     0.61      0.57
--------------------------------------------------------------------------------
Total Annual Operating Expenses                   1.22     2.05      2.01
-------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody, accounting services and similar expenses, which may vary with fund size and other factors. "Other Expenses" are restated to reflect changes in certain administrative and regulatory fees.

Based on the figures above, this example is designed to help you compare the expenses of each share class to those of other funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                        1 Year      3 Years      5 Years    10 Years
--------------------------------------------------------------------------------


Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                  $692        $940       $1,207      $1,967
--------------------------------------------------------------------------------
Class B shares                   608         943        1,303       1,970
--------------------------------------------------------------------------------
Class C shares                   304         631        1,083       2,338
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                  $692        $940       $1,207      $1,967
--------------------------------------------------------------------------------
Class B shares                   208         643        1,103       1,970
--------------------------------------------------------------------------------
Class C shares                   204         631        1,083       2,338
--------------------------------------------------------------------------------


                   18 | Kemper-Dreman High Return Equity Fund

--------------------------------------------------------------------------------
THE INVESTMENT ADVISOR

The fund's investment advisor is Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY. Scudder Kemper has more than 80 years of experience managing mutual funds and currently has more than $290 billion in assets under management.


Scudder Kemper takes a team approach to asset management. Scudder Kemper's team is comprised of investment professionals, economists, research analysts, traders and other investment specialists, located across the United States and around the world.

For serving as the fund's investment advisor, Scudder Kemper receives a management fee. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.69% of average daily net assets.


The fund's subadviser is Dreman Value Management, L.L.C., Red Bank, NJ. Dreman Value Management was founded in 1977 and currently manages over $7 billion in assets. The portfolio manager for this fund is David N. Dreman, founder and chairman of Dreman Value Management. Widely regarded as a leading proponent of value-style investment management, Mr. Dreman began his investment career in 1957 and has managed the fund since inception.

                   19 | Kemper-Dreman High Return Equity Fund

TICKER SYMBOLS     CLASS:    A)KDSAX    B)KDSBX   C)KDSCX










Kemper
Small Cap Value Fund


FUND GOAL The fund seeks long-term capital appreciation.

                        20 | Kemper Small Cap Value Fund

--------------------------------------------------------------------------------
The Fund's Main Strategy


The fund normally invests at least 65% of total assets in undervalued common stocks of small U.S. companies, which the fund defines as companies that are similar in market value to those in the Russell 2000 Index ($1.4 billion or less as of 12/31/99).


The portfolio managers begin by screening for small companies whose stock prices appear low relative to other companies in the same sector (rather than on an absolute basis). A quantitative stock valuation model compares each company's stock price to the company's earnings, book value, sales and other measures of performance potential. The managers also look for factors that may signal a rebound for a company, whether through a recovery in its markets, a change in business strategy or other factors.

The managers then assemble the fund's portfolio from among the qualifying stocks, using portfolio optimization software that weighs information about the potential return and risks of each stock.

The managers diversify the fund's investments among many companies (typically over 150), and expect to keep the fund's sector weightings similar to those of the overall small-cap market.

The fund will normally sell a stock when it no longer qualifies as a small company, when it is no longer considered undervalued or when the managers believe other investments offer better opportunities.

-[ICON]-------------------------------------------------------------------------
          OTHER INVESTMENTS

While the fund invests mainly in U.S. stocks, it could invest up to 20% of total assets in foreign securities. Also, while the fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments.

                        21 | Kemper Small Cap Value Fund

--------------------------------------------------------------------------------
The Main Risks Of Investing In The Fund

There are several factors that could hurt fund performance, cause you to lose money or make the fund perform less well than other investments.

As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the small company portion of the U.S. stock market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the fund focuses on a given sector, any factors affecting that sector could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, economic trends or other matters


o    value stocks may be out of favor for certain periods


o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------


This fund may make sense for value-oriented investors who are interested in small-cap market exposure with potentially lower risk than a growth-oriented small-cap fund.


--------------------------------------------------------------------------------

                        22 | Kemper Small Cap Value Fund

--------------------------------------------------------------------------------
Performance

The bar chart shows how the total returns for the fund's Class A shares have varied from year to year, which may give some idea of risk. The chart doesn't reflect sales loads; if it did, returns would be lower. The table shows how the fund's returns over different periods average out.

For context, the table has a broad-based market index (which, unlike the fund, has no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Class A Shares
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


2.54         0.15        43.29        29.60       20.02      -12.82     0.65






--------------------------------------------------------------------------------
1993         1994        1995         1996        1997        1998      1999
--------------------------------------------------------------------------------


Best quarter: 16.41%, Q2 1995         Worst quarter: -24.07%, Q3 1998


--------------------------------------------------------------------------------
Average Annual Total Returns (as of 12/31/1999)
--------------------------------------------------------------------------------


                                         Since                    Since
                             Since       9/11/95      Since       5/22/92
                             12/31/98    Life of      12/31/94    Life of
                             1 Year      Class B/C    5 Years     Class A
--------------------------------------------------------------------------------
Class A                      -5.15%     --           13.02%      11.37%
--------------------------------------------------------------------------------
Class B                      -3.11      5.61%        --          --
--------------------------------------------------------------------------------
Class C                       0.06      6.11         --          --
--------------------------------------------------------------------------------
Index                        -1.49      10.30*       13.14       13.26**
--------------------------------------------------------------------------------

Index: The Russell 2000 Value Index, which measures the performance of those companies in the Russell 2000 Index with lower price-to-book ratios and lower expected growth rates.
--------------------------------------------------------------------------------

The table includes the effects of maximum sales loads. In both the table and the chart, total returns for 1993 through 1996 would have been lower if operating expenses hadn't been reduced.

*   Since 9/30/95


**  Since 5/31/92

                        23 | Kemper Small Cap Value Fund

--------------------------------------------------------------------------------
How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold fund shares.


--------------------------------------------------------------------------------
Fee Table                                         Class A   Class B  Class C
--------------------------------------------------------------------------------


Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On
Purchases (as % of offering price)                5.75%    None      None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as % of
redemption proceeds)                              None*    4.00%     1.00%
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                    0.74%    0.74%     0.74%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                          None     0.75      0.75
--------------------------------------------------------------------------------
Other Expenses**                                  0.81     0.91      0.79
--------------------------------------------------------------------------------
Total Annual Operating Expenses                   1.55     2.40      2.28
-------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody, accounting services and similar expenses, which may vary with fund size and other factors. "Other Expenses" are restated to reflect changes in certain administrative and regulatory fees.


Based on the figures above, this example is designed to help you compare the expenses of each share class to those of other funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                        1 Year      3 Years      5 Years    10 Years
--------------------------------------------------------------------------------


Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                  $724      $1,036       $1,371      $2,314
--------------------------------------------------------------------------------
Class B shares                   643       1,048        1,480       2,332
--------------------------------------------------------------------------------
Class C shares                   331         712        1,220       2,615
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                  $724      $1,036       $1,371      $2,314
--------------------------------------------------------------------------------
Class B shares                   243         748        1,280       2,332
--------------------------------------------------------------------------------
Class C shares                   231         712        1,220       2,615
--------------------------------------------------------------------------------


                        24 | Kemper Small Cap Value Fund

--------------------------------------------------------------------------------
THE INVESTMENT ADVISOR

The fund's investment advisor is Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY. Scudder Kemper has more than 80 years of experience managing mutual funds and currently has more than $290 billion in assets under management.

Scudder Kemper takes a team approach, bringing together professionals from many investment disciplines. Supporting each team are Scudder Kemper's many economists, research analysts, traders and other investment specialists, located across the United States and around the world.


For serving as the fund's investment advisor, Scudder Kemper receives a management fee. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.74% of average daily net assets.


-[ICON]-------------------------------------------------------------------------
          FUND MANAGERS

Below are the people who handle the fund's day-to-day management:

James M. Eysenbach          Calvin S. Young
Lead Portfolio Manager      o Began investment career
o Began investment career     in 1988
  in 1984                   o Joined the advisor in
o Joined the advisor in       1990
  1986                      o Joined the fund team
o Joined the fund team        in 1999
  in 1999

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

The fund is managed by a team of investment professionals who work together to develop the fund's investment strategies.

--------------------------------------------------------------------------------

                        25 | Kemper Small Cap Value Fund

TICKER SYMBOLS     CLASS:    A)KUGAX    B)KUGBX   C)KUGCX










Kemper
U.S. Growth And
Income Fund


FUND GOAL The fund seeks to provide long-term growth of capital, current income and growth of income.

                     26 | Kemper U.S. Growth And Income Fund

--------------------------------------------------------------------------------
The Fund's Main Strategy


The fund normally invests at least 80% of total assets in equities (mainly common stocks) of U.S. companies. The fund invests primarily in companies that are similar in size to the companies in the S&P 500 Index.

The portfolio managers normally begin by screening for stocks that pay above-average dividends, that the managers believe offer the prospect of increasing dividends in the future and that appear undervalued. The managers then analyze individual companies to identify those that are financially sound and appear to be well managed, competitive and positioned for long-term growth. The fund may invest in dividend-paying and non-dividend paying stocks.


The managers assemble the fund's portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times, while still maintaining variety in terms of sectors and industries represented.


The fund normally will, but is not obligated to, sell a stock when its yield is low compared to the S&P 500 or the stock's own historical level, if it appears unlikely to pay a dividend when the managers believe its price is unlikely to go much higher or when other investments offer better opportunities.


-[ICON]-------------------------------------------------------------------------
          OTHER INVESTMENTS

While the fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments.

                     27 | Kemper U.S. Growth And Income Fund

--------------------------------------------------------------------------------
The Main Risks Of Investing In The Fund

There are several factors that could hurt fund performance, cause you to lose money or make the fund perform less well than other investments.


As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.


Other factors that could affect performance include:


o the managers could be wrong in their analysis of companies, industries, economic trends or other matters


o    value stocks may be out of favor for certain periods


o    derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

For investors with long-term goals who are looking for an investment that has potentially lower risks than growth style large-cap funds, this fund may be a logical choice.

--------------------------------------------------------------------------------

                     28 | Kemper U.S. Growth And Income Fund

--------------------------------------------------------------------------------
Performance


The bar chart shows the total returns for the fund's Class A shares for the first complete calendar year. The chart doesn't reflect sales loads; if it did, returns would be lower. The table shows how the fund's returns over different periods average out.


For context, the table has a broad-based market index (which, unlike the fund, has no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Class A Shares
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


                                                                 7.43





--------------------------------------------------------------------------------
                                                               1999
--------------------------------------------------------------------------------

Best quarter: 11.03%, Q2 1999         Worst quarter: -11.19%, Q3 1999


--------------------------------------------------------------------------------
Average Annual Total Returns (as of 12/31/1999)
--------------------------------------------------------------------------------


                                             Since 12/31/98  Since 1/30/98
                                             1 Year          Life of Classes
--------------------------------------------------------------------------------
Class A                                      1.21%           4.47%
--------------------------------------------------------------------------------
Class B                                      3.73            5.54%
--------------------------------------------------------------------------------
Class C                                      6.66            6.94
--------------------------------------------------------------------------------
Index                                       21.04           25.19*
--------------------------------------------------------------------------------
Index: Standard & Poor's 500 Composite Stock Price Index, an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.
--------------------------------------------------------------------------------

The table includes the effects of maximum sales loads. In both the table and the chart, total returns would have been lower if operating expenses hadn't been reduced.

*   Since 1/31/98.


                     29 | Kemper U.S. Growth And Income Fund

--------------------------------------------------------------------------------
How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold fund shares.


--------------------------------------------------------------------------------
Fee Table                                         Class A   Class B  Class C
--------------------------------------------------------------------------------


Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On
Purchases (as % of offering price)                5.75%    None      None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as % of
redemption proceeds)                              None*    4.00%     1.00%
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                    0.60%    0.60%     0.60%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                          None     0.75      0.75
--------------------------------------------------------------------------------
Other Expenses**                                  1.50     1.62      1.43
--------------------------------------------------------------------------------
Total Annual Operating Expenses                   2.10     2.97      2.78
-------------------------------------------------------------------------------
Expense Reimbursement                             0.74     0.96      0.79
--------------------------------------------------------------------------------
Net Annual Operating Expenses***                  1.36     2.01      1.99
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody, accounting services and similar expenses, which may vary with fund size and other factors. "Other Expenses" are restated to reflect changes in certain administrative and regulatory fees.

*** By contract, total operating expenses are capped at 1.36%, 2.01% and 1.99% through 1/31/2001 for Class A, B and C shares, respectively.


Based on the figures above (including one year of capped expenses in each period), this example is designed to help you compare the expenses of each share class to those of other funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                        1 Year      3 Years      5 Years    10 Years
--------------------------------------------------------------------------------


Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                  $706      $1,215       $1,749      $3,205
--------------------------------------------------------------------------------
Class B shares                   604       1,214        1,848       3,215
--------------------------------------------------------------------------------
Class C shares                   302         870        1,562       3,406

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                  $706      $1,215       $1,749      $3,205
--------------------------------------------------------------------------------
Class B shares                   204         914        1,648       3,215
--------------------------------------------------------------------------------
Class C shares                   202         870        1,562       3,406
--------------------------------------------------------------------------------


                     30 | Kemper U.S. Growth And Income Fund

--------------------------------------------------------------------------------
THE INVESTMENT ADVISOR

The fund's investment advisor is Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY. Scudder Kemper has more than 80 years of experience managing mutual funds and currently has more than $290 billion in assets under management.

Scudder Kemper takes a team approach, bringing together professionals from many investment disciplines. Supporting each team are Scudder Kemper's many economists, research analysts, traders and other investment specialists, located across the United States and around the world.


For serving as the fund's investment advisor, Scudder Kemper receives a management fee. For the most recent fiscal year, the fund did not pay a management fee due to an expense waiver by Scudder Kemper.

-[ICON]-------------------------------------------------------------------------
          FUND MANAGERS

Kathleen T. Millard         Greg Adams
Lead Portfolio Manager      o Began investment career
o Began investment career     in 1987
  in 1984                   o Joined the advisor in
o Joined the advisor in       1999
  1991                      o Joined the fund team
o Joined the fund team        in 1999
  in 1999



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

The fund is managed by a team of investment professionals who work together to develop the fund's investment strategies.

--------------------------------------------------------------------------------

                     31 | Kemper U.S. Growth And Income Fund

TICKER SYMBOLS     CLASS:    A)KVLAX    B)KVLBX   C)KVLCX











Kemper
Value Fund*



FUND GOAL The fund seeks long-term growth of capital through investment in undervalued equity securities.






*    Kemper Value Fund is properly known as Value Fund.


                             32 | Kemper Value Fund

--------------------------------------------------------------------------------
The Fund's Main Strategy


The fund seeks long-term growth of capital through investment in undervalued equity securities. The fund normally invests at least 80% of net assets in equity securities, primarily common stocks of larger, established U.S. companies (companies with a market value of $1 billion or more). As of December 31, 1999, companies in which the fund invests had a median market capitalization of approximately $29.3 billion.


The portfolio managers begin by ranking the stocks in the Russell 1000 Index, using a proprietary computer model that compares a company's stock price to its earnings, book value, cash flow and other quantitative measures. The managers then analyze those companies that the model indicates are most undervalued, seeking to identify those whose stock prices appear likely to rebound due to a particular factor such as a merger, reorganization or business trend. The managers also consider the impact on the fund of each stock's potential risk factors and expected volatility.

The managers identify the 60 to 90 most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. Based on these outlooks, the managers may favor securities from different sectors and industries at different times, while still maintaining variety in terms of the sectors, industries and companies represented.

The fund will normally sell a stock when the managers believe it is fairly valued, it may not benefit from the current market, its fundamental factors have changed or it has performed below expectations.

-[ICON]-------------------------------------------------------------------------
          OTHER INVESTMENTS


While most of the fund's equities are common stocks, some may be other types of equities such as convertible securities and preferred stocks. Also while the fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments, and might not use them at all.


                             33 | Kemper Value Fund

--------------------------------------------------------------------------------
The Main Risks Of Investing In The Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, economic trends or other matters


o    value stocks may be out of favor for certain periods


o    derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

For investors with long-term goals who are looking for an investment that has potentially lower risks than other large-cap funds, this fund may be a logical choice.

--------------------------------------------------------------------------------

                             34 | Kemper Value Fund

Performance


The bar chart shows the total returns for the fund's Class A shares for the first complete calendar year. The chart doesn't reflect sales loads; if it did, returns would be lower. The table shows how the fund's returns over different periods average out.

For context, the table has broad-based market indices (which, unlike the fund, have no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.


--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Class A Shares
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


                                                                 4.07





--------------------------------------------------------------------------------
                                                                 1999
--------------------------------------------------------------------------------
Best quarter: 9.24%, Q2 1999          Worst quarter: -10.34%, Q3 1999


--------------------------------------------------------------------------------
Average Annual Total Returns (as of 12/31/1999)
--------------------------------------------------------------------------------


                                             Since 12/31/98  Since 4/16/98
                                             1 Year          Life of Classes
--------------------------------------------------------------------------------
Class A                                      -1.93%             2.52%
--------------------------------------------------------------------------------
Class B                                       0.13             -1.60
--------------------------------------------------------------------------------
Class C                                       3.15              0.13
--------------------------------------------------------------------------------
Index 1                                       7.35              6.12*
--------------------------------------------------------------------------------
Index 2                                      21.04             19.80*
--------------------------------------------------------------------------------
Index 1: Russell 1000 Value Index, which consists of those stocks in the Russell 1000 Index that have less than average growth orientation.
--------------------------------------------------------------------------------
Index 2: Standard & Poor's 500 Composite Stock Price Index, an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.
--------------------------------------------------------------------------------

The table includes the effects of maximum sales loads. In both the table and the chart, total returns would have been lower if operating expenses hadn't been reduced.

*   Since 4/30/98.


                             35 | Kemper Value Fund

--------------------------------------------------------------------------------
How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold fund shares.


--------------------------------------------------------------------------------
Fee Table                                         Class A   Class B  Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------

Maximum Sales Charge (Load) Imposed On
Purchases (as % of offering price)                5.75%    None      None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as % of
redemption proceeds)                              None*    4.00%     1.00%
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                    0.70%    0.70%     0.70%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                          None     0.75      0.75
--------------------------------------------------------------------------------
Other Expenses**                                  0.88     0.90      0.90
--------------------------------------------------------------------------------
Total Annual Operating Expenses                   1.58     2.35      2.35
-------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody, accounting services and similar expenses, which may vary with fund size and other factors. "Other Expenses" are restated to reflect changes in certain administrative and regulatory fees.


Based on the figures above, this example is designed to help you compare the expenses of each share class to those of other funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                        1 Year      3 Years      5 Years    10 Years
--------------------------------------------------------------------------------


Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                  $710      $1,030       $1,371      $2,333
--------------------------------------------------------------------------------
Class B shares                   632       1,028        1,451       2,315
--------------------------------------------------------------------------------
Class C shares                   329         725        1,248       2,681
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                  $710      $1,030       $1,371      $2,333
--------------------------------------------------------------------------------
Class B shares                   232         728        1,251       2,315
--------------------------------------------------------------------------------
Class C shares                   229         725        1,248       2,681
--------------------------------------------------------------------------------


                             36 | Kemper Value Fund

--------------------------------------------------------------------------------
THE INVESTMENT ADVISOR

The fund's investment advisor is Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY. Scudder Kemper has more than 80 years of experience managing mutual funds and currently has more than $290 billion in assets under management.

Scudder Kemper takes a team approach, bringing together professionals from many investment disciplines. Supporting each team are Scudder Kemper's many economists, research analysts, traders and other investment specialists, located across the United States and around the world.


For serving as the fund's investment advisor, Scudder Kemper receives a management fee. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.70% of average daily net assets.


-[ICON]-------------------------------------------------------------------------
          FUND MANAGERS


Lois R. Roman               Jonathan Lee
Lead Portfolio Manager      o Began investment career
o Began investment career     in 1990
  in 1988                   o Joined the advisor in
o Joined the advisor in       1999
  1994                      o Joined the fund team
o Joined the fund team        in 1999
  in 1999




THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

The fund is managed by a team of investment professionals who work together to develop the fund's investment strategies.

--------------------------------------------------------------------------------

                             37 | Kemper Value Fund

Other Policies And Risks

While the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, each fund's
  Board could change that fund's investment goal without seeking shareholder approval.



o As a temporary defensive measure, Kemper-Dreman Financial
  Services Fund, Kemper U.S. Growth And Income Fund and
  Kemper Value Fund could shift up to 100% of assets, and Kemper Contrarian Fund, Kemper-Dreman High Return Equity
  Fund and Kemper Small Cap Value Fund could shift up to
  50% of assets into investments such as money market securities. This could prevent losses, but would mean that the fund would not be pursuing its goal.

o These funds' equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.




Keep in mind that there is no assurance that any mutual fund will achieve its goal.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------


This prospectus doesn't tell you about every policy or risk of investing in a fund. For more information, request a copy of the Statement of Additional Information (see back cover).

Euro conversion

Funds which invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is already underway. Scudder Kemper is working to address euro-related issues as they occur and understands that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a fund's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

Financial Highlights

These tables are designed to help you understand each fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested.


This information has been audited by Ernst & Young LLP (except Kemper Value Fund, which has been audited by PricewaterhouseCoopers LLP) whose reports, along with each fund's financial statements, are included in the fund's annual report (see "Shareholder reports" on the back cover).


Kemper Contrarian Fund

Class A


------------------------------------------------------------------------------
Years ended November 30,           1999     1998   1997(d)  1996(e)  1995(e)
------------------------------------------------------------------------------
Net asset value, beginning
of period                        $22.90    $21.13  $16.93   $16.20   $12.18
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss)      .34(a)    .28     .23      .23      .26
------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                    (1.40)     3.48    4.25     2.07     5.05
------------------------------------------------------------------------------
  Total from investment
  operations                      (1.06)     3.76    4.48     2.30     5.31
------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------
  Net investment income            (.31)     (.27)   (.20)    (.22)    (.24)
------------------------------------------------------------------------------
  Net realized gains on
  investment transactions         (1.78)    (1.72)   (.08)   (1.35)   (1.05)
------------------------------------------------------------------------------
  Total distributions             (2.09)    (1.99)   (.28)   (1.57)   (1.29)
------------------------------------------------------------------------------
Net asset value, end of period   $19.75    $22.90  $21.13   $16.93   $16.20
------------------------------------------------------------------------------
Total return (%)(c)               (5.06)    19.51   26.58**  14.42(b) 44.57
------------------------------------------------------------------------------
Ratios to average net assets and supplemental data
------------------------------------------------------------------------------
Net assets, end of period ($
millions)                           173       152     101       47       19
------------------------------------------------------------------------------
Ratio of expenses, before
expense reductions (%)             1.41      1.37   1.35*     1.25     1.66
------------------------------------------------------------------------------
Ratio of expenses, after
expense reductions (%)             1.40      1.37   1.35*     1.23     1.25
------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                         1.53      1.36   1.47*     1.56     1.85
------------------------------------------------------------------------------
Portfolio turnover rate (%)          88        64     77*       95       30
------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) Total return would have been lower had certain expenses not been reduced.

(c) Total return does not reflect the effect of sales charges.

(d) For the eleven months ended November 30, 1997.

(e) Years ended December 31.

*   Annualized

**  Not Annualized

Class B


--------------------------------------------------------------------------------
Years ended November 30,          1999     1998    1997(d)   1996(e)   1995(f)
--------------------------------------------------------------------------------
Net asset value, beginning
of period                       $22.82    $21.08  $16.92    $16.20    $15.26
--------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------
  Net investment income (loss)     .14(a)    .08     .08       .11       .07
--------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                   (1.38)     3.46    4.22      2.07      1.85
--------------------------------------------------------------------------------
  Total from investment
  operations                     (1.24)     3.54    4.30      2.18      1.92
--------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------
  Net investment income           (.12)     (.08)   (.06)     (.11)     (.07)
--------------------------------------------------------------------------------
  Net realized gains on
  investment transactions        (1.78)    (1.72)   (.08)    (1.35)     (.91)
--------------------------------------------------------------------------------
  Total distributions            (1.90)    (1.80)   (.14)    (1.46)     (.98)
--------------------------------------------------------------------------------
Net asset value, end of period  $19.68    $22.82  $21.08    $16.92    $16.20
--------------------------------------------------------------------------------
Total return (%) (c)             (5.90)    18.32   25.44**   13.61(b)  12.83(b)**
--------------------------------------------------------------------------------
Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period
($ millions)                       109       100      71        29         6
--------------------------------------------------------------------------------
Ratio of expenses, before
expense reductions (%)            2.29      2.31   2.26*      2.34     2.36*
--------------------------------------------------------------------------------
Ratio of expenses, after
expense reductions (%)            2.29      2.31   2.26*      2.11     2.00*
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                         .64       .42    .56*       .68      .88*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)         88        64     77*        95       30*
--------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) Total return would have been lower had certain expenses not been reduced.

(c) Total return does not reflect the effect of sales charges.

(d) For the eleven months ended November 30, 1997.

(e) Years ended December 31, 1996.

(f) For the period from September 11, 1995 (commencement of operations) to December 31, 1995.

*   Annualized

**  Not Annualized

Class C


--------------------------------------------------------------------------------
Years ended November 30,        1999    1998    1997(d)   1996(e)    1995(f)
--------------------------------------------------------------------------------
Net asset value, beginning
of period                     $22.82   $21.06  $16.90    $16.20    $15.26
--------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------
  Net investment income
  (loss)                         .12(a)   .05     .06       .11       .08
--------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss) on
  investment transactions      (1.39)    3.47    4.20      2.05      1.85
--------------------------------------------------------------------------------
  Total from investment
  operations                   (1.27)    3.52    4.26      2.16      1.93
--------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------
  Net investment income         (.09)    (.04)   (.02)     (.11)     (.08)
--------------------------------------------------------------------------------
  Net realized gains on
  investment transactions      (1.78)   (1.72)   (.08)    (1.35)     (.91)
--------------------------------------------------------------------------------
  Total distributions          (1.87)   (1.76)   (.10)    (1.46)     (.99)
--------------------------------------------------------------------------------
Net asset value, end of
period                        $19.68   $22.82  $21.06    $16.90    $16.20
--------------------------------------------------------------------------------
Total return (%) (c)           (6.01)   18.25   25.26**   13.51 (b) 12.85 (b)**
--------------------------------------------------------------------------------
Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period
($ millions)                      18       12       6         2        .2
--------------------------------------------------------------------------------
Ratio of expenses, before
expense reductions (%)          2.36     2.40    2.47*     2.80     2.31*
--------------------------------------------------------------------------------
Ratio of expenses, after
expense reductions (%)          2.35     2.40    2.47*     2.12     1.95*
--------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)                .58      .33     .35*      .67      .93*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)       88       64      77*       95       30*
--------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) Total return would have been lower had certain expenses not been reduced.

(c) Total return does not reflect the effect of sales charges.

(d) For the eleven months ended November 30, 1997.

(e) Years ended December 31, 1996.

(f) For the period from September 11, 1995 (commencement of operations) to December 31, 1995.

*   Annualized

**  Not Annualized

Kemper-Dreman Financial Services Fund


Class A


------------------------------------------------------------------------------
Years ended November 30,                                   1999     1998(d)
------------------------------------------------------------------------------
Net asset value, beginning of period                     $9.65        $9.50
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss) (a)                         .13          .03
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investment transactions                               .06          .12
------------------------------------------------------------------------------
  Total from investment operations                         .19          .15
------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------
  Net investment income                                   (.08)          --
------------------------------------------------------------------------------
  Net realized gains on investment transactions           (.02)          --
------------------------------------------------------------------------------
  Total distributions                                     (.10)          --
------------------------------------------------------------------------------
Net asset value, end of period                           $9.74        $9.65
------------------------------------------------------------------------------
Total return (%) (b)(c)                                   1.95         1.58**
------------------------------------------------------------------------------
Ratios to average net assets and supplemental data
------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                 82,203      108,206
------------------------------------------------------------------------------
Ratio of expenses, before expense reductions (%)          1.44         1.55*
------------------------------------------------------------------------------
Ratio of expenses, after expense reductions (%)           1.31         1.36*
------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                 1.27          .55*
------------------------------------------------------------------------------
Portfolio turnover rate (%)                                 14            5*
------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) Total return would have been lower had certain expenses not been reduced.

(c) Total return does not reflect the effect of sales charges.

(d) For the period from March 9, 1998 (commencement of operations) to November 30, 1998.

*   Annualized

**  Not Annualized

Class B


------------------------------------------------------------------------------
Years ended November 30,                                     1999    1998(d)
------------------------------------------------------------------------------
Net asset value, beginning of period                        $9.59     $9.50
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss) (a)                            .04      (.01)
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                .05       .10
------------------------------------------------------------------------------
  Total from investment operations                            .09       .09
------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------
  Net investment income                                      (.01)       --
------------------------------------------------------------------------------
  Net realized gains on investment transactions              (.02)       --
------------------------------------------------------------------------------
  Total distributions                                        (.03)       --
------------------------------------------------------------------------------
Net asset value, end of period                              $9.65     $9.59
------------------------------------------------------------------------------
Total return (%) (b)(c)                                      1.08       .95**
------------------------------------------------------------------------------
Ratios to average net assets and supplemental data
------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                    89,859    99,631
------------------------------------------------------------------------------
Ratio of expenses, before expense reductions (%)             2.22      2.29*
------------------------------------------------------------------------------
Ratio of expenses, after expense reductions (%)              2.20      2.14*
------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                     .38      (.23)*
------------------------------------------------------------------------------
Portfolio turnover rate (%)                                    14          5*
------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) Total return would have been lower had certain expenses not been reduced.

(c) Total return does not reflect the effect of sales charges.

(d) For the period from March 9, 1998 (commencement of operations) to November 30, 1998.

*   Annualized

**  Not Annualized

Class C


------------------------------------------------------------------------------
Years ended                                                  1999    1998(d)
------------------------------------------------------------------------------
Net asset value, beginning of period                        $9.61     $9.50
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss) (a)                            .04      (.01)
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                .07       .12
------------------------------------------------------------------------------
  Total from investment operations                            .11       .11
------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------
  Net investment income                                      (.01)       --
------------------------------------------------------------------------------
  Net realized gains on investment transactions              (.02)       --
------------------------------------------------------------------------------
  Total distributions                                        (.03)       --
------------------------------------------------------------------------------
Net asset value, end of period                              $9.69     $9.61
------------------------------------------------------------------------------
Total return (%) (b)(c)                                      1.09      1.16**
------------------------------------------------------------------------------
Ratios to average net assets and supplemental data
------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                    15,590    16,324
------------------------------------------------------------------------------
Ratio of expenses, before expense reductions (%)             2.16      2.26*
------------------------------------------------------------------------------
Ratio of expenses, after expense reductions (%)              2.14      2.11*
------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                     .44      (.20)*
------------------------------------------------------------------------------
Portfolio turnover rate (%)                                    14         5*
------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) Total return would have been lower had certain expenses not been reduced.

(c) Total return does not reflect the effect of sales charges.

(d) For the period from March 9, 1998 (commencement of operations) to November 30, 1998.

*   Annualized

**  Not Annualized

Kemper-Dreman High Return Equity Fund


Class A


------------------------------------------------------------------------------
Years ended
November 30,            1999     1998    1997(d)  1996(e)  1995(e)   1994(e)
------------------------------------------------------------------------------
Net asset value,
beginning of period   $35.69    $33.52  $26.52    $21.49   $15.11   $15.50
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment
  income (loss)         0.71(a)   0.73    0.54      0.39     0.26     0.25
------------------------------------------------------------------------------
  Net realized and
  unrealized
  gain (loss) on
  investment
  transactions         (3.69)     3.80    6.89      5.75     6.76    (0.39)
------------------------------------------------------------------------------
  Total from
  investment
  operations           (2.98)     4.53    7.43      6.14     7.02    (0.14)
------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------
  Net investment
  income               (0.70)    (0.86)  (0.37)    (0.38)   (0.24)   (0.25)
------------------------------------------------------------------------------
  Net realized gains
  on investment
  transactions         (1.56)    (1.50)  (0.06)    (0.73)   (0.40)      --
------------------------------------------------------------------------------
  Total distributions  (2.26)    (2.36)  (0.43)    (1.11)   (0.64)   (0.25)
------------------------------------------------------------------------------
Net asset value, end
of period             $30.45    $35.69  $33.52    $26.52   $21.49   $15.11
------------------------------------------------------------------------------
Total return (%) (c)   (8.88)    14.25   28.15**   28.79   46.86 (b)  (.99)(b)
------------------------------------------------------------------------------
Ratios to average net assets and supplemental data
------------------------------------------------------------------------------
Net assets, end of
period ($ millions)    2,043     2,420   1,383       386       76       35
------------------------------------------------------------------------------
Ratio of expenses,
before expense
reductions (%)          1.20      1.19    1.22*     1.21     1.57     1.39
------------------------------------------------------------------------------
Ratio of expenses,
after expense
reductions (%)          1.20      1.19    1.22*     1.21     1.25     1.25
------------------------------------------------------------------------------
Ratio of net
investment income
(loss) (%)              2.09      2.28    2.38*     2.12     1.55     1.58
------------------------------------------------------------------------------
Portfolio turnover
rate (%)                  33         7       5*       10       18       12
------------------------------------------------------------------------------


(a) Based on monthly average shares outstanding during the period.

(b) Total return would have been lower had certain expenses not been reduced.

(c) Total return does not reflect the effect of sales charges.

(d) Eleven months ended November 30, 1997.

(e) Years ended December 31.

*   Annualized

**  Not Annualized

Class B


------------------------------------------------------------------------------
Years ended November 30,      1999      1998    1997(d)   1996(e)   1995(f)
------------------------------------------------------------------------------
Net asset value, beginning
of period                   $35.51    $33.37    $26.44   $21.47    $19.45
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment
  income (loss)               0.42(a)   0.45      0.31     0.19      0.07
------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)
  on investment
  transactions               (3.66)     3.75      6.84     5.72      2.41
------------------------------------------------------------------------------
  Total from investment
  operations                 (3.24)     4.20      7.15     5.91      2.48
------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------
  Net investment income      (0.40)    (0.56)    (0.16)   (0.21)    (0.06)
------------------------------------------------------------------------------
  Net realized gains on
  investment transactions    (1.56)    (1.50)    (0.06)   (0.73)    (0.40)
------------------------------------------------------------------------------
  Total distributions        (1.96)    (2.06)    (0.22)   (0.94)    (0.46)
------------------------------------------------------------------------------
Net asset value, end
of period                   $30.31    $35.51    $33.37   $26.44    $21.47
------------------------------------------------------------------------------
Total return (%) (c)         (9.62)    13.22     27.10**  27.63(b)  12.88(b)**
------------------------------------------------------------------------------
Ratios to average net assets and supplemental data
------------------------------------------------------------------------------
Net assets, end of period
($ millions)                 1,865     2,276     1,300      295        17
------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)        2.03      2.06      2.12*    2.31      2.35*
------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)        2.03      2.06      2.12*    2.20      2.00*
------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)             1.26      1.41      1.48*    1.13      0.61*
------------------------------------------------------------------------------
Portfolio turnover rate (%)     33         7         5*      10        18*
------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) Total return would have been lower had certain expenses not been reduced.

(c) Total return does not reflect the effect of sales charges.

(d) Eleven months ended November 30, 1997.

(e) Year ended December 31.

(f) September 11 (commencement of operations) to December 1995.

*   Annualized

**  Not Annualized

Class C


------------------------------------------------------------------------------
Years ended November 30,       1999      1998   1997(d)   1996(e)   1995(f)
------------------------------------------------------------------------------
Net asset value, beginning
of period                    $35.54    $33.38   $26.45   $21.48    $19.45
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income
  (loss)                       0.43(a)   0.45     0.32     0.20      0.09
------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss) on
  investment transactions     (3.66)     3.79     6.83     5.72      2.41
------------------------------------------------------------------------------
  Total from investment
  operations                  (3.23)     4.24     7.15     5.92      2.50
------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------
  Net investment income       (0.41)    (0.58)   (0.16)   (0.22)    (0.07)
------------------------------------------------------------------------------
  Net realized gains on
  investment transactions     (1.56)    (1.50)   (0.06)   (0.73)    (0.40)
------------------------------------------------------------------------------
  Total distributions         (1.97)    (2.08)   (0.22)   (0.95)    (0.47)
------------------------------------------------------------------------------
Net asset value, end of
period                       $30.34    $35.54   $33.38   $26.45    $21.48
------------------------------------------------------------------------------
Total return (%) (c)          (9.60)    13.32    27.10**  27.66(b)  12.94(b)**
------------------------------------------------------------------------------
Ratios to average net assets and supplemental data
------------------------------------------------------------------------------
Net assets, end of period
($ millions)                    414       462      221       44         2
------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)         2.00      2.01     2.10*    2.33      2.30*
------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)         2.00      2.01     2.10*    2.22      1.95*
------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)              1.29      1.46     1.50*    1.11      0.66*
------------------------------------------------------------------------------
Portfolio turnover rate (%)      33         7        5*      10        18*
------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) Total return would have been lower had certain expenses not been reduced.

(c) Total return does not reflect the effect of sales charges.

(d) Eleven months ended November 30, 1997.

(e) Year ended December 31.

(f) September 11 (commencement of operations) to December 1995.

*   Annualized

**  Not Annualized

Kemper Small Cap Value Fund


Class A


------------------------------------------------------------------------------
Years ended November
30,                     1999     1998    1997(d)  1996(e)   1995(e)  1994(e)
------------------------------------------------------------------------------
Net asset value,
beginning of period   $17.80    $21.83  $18.28    $14.50   $10.85    $11.23
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment
  income (loss)          .04(a)    .06     .05       .14(a)  (.02)       --
------------------------------------------------------------------------------
  Net realized and
  unrealized
  gain (loss) on
  investment
  transactions          (.09)    (3.39)   3.50      4.14     4.64       .02
------------------------------------------------------------------------------
  Total from
  investment
  operations            (.05)    (3.33)   3.55      4.28     4.62       .02
------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------
  Net
  investment income       --        --      --      (.07)      --        --
------------------------------------------------------------------------------
  Net realized gain
  on investment
  transactions            --      (.70)     --      (.43)    (.97)     (.40)
------------------------------------------------------------------------------
  Total distributions     --      (.70)     --      (.50)    (.97)     (.40)
------------------------------------------------------------------------------
Net asset value, end
of period             $17.75    $17.80  $21.83    $18.28   $14.50    $10.85
------------------------------------------------------------------------------
Total return (%) (c)    (.28)   (15.69)  19.42**   29.60(b) 43.29(b)    .15(b)
------------------------------------------------------------------------------
Ratios to average net assets and supplemental data
------------------------------------------------------------------------------
Net assets, end of
period
($ in thousands)     296,864   489,734 736,412   144,812   20,684     6,931
------------------------------------------------------------------------------
Ratio of expenses,
before expense
reductions (%)          1.52      1.42    1.32*     1.47     1.83      1.82
------------------------------------------------------------------------------
Ratio of expenses,
after expense
reductions (%)          1.52      1.42    1.32*     1.31     1.25      1.25
------------------------------------------------------------------------------
Ratio of net
investment income
(loss) (%)               .21       .25     .51*      .87     (.16)     (.03)
------------------------------------------------------------------------------
Portfolio turnover
rate (%)                  47        5 0     83*       23       86       140
------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) Total return would have been lower had certain expenses not been reduced.

(c) Total return does not reflect the effect of sales charges.

(d) Eleven months ended November 30, 1997.

(e) Years ended December 31.

*   Annualized

**  Not Annualized

Class B


------------------------------------------------------------------------------
Years ended November 30,       1999     1998    1997(d)  1996(e)    1995(f)
------------------------------------------------------------------------------
Net asset value, beginning
of period                    $17.33    $21.46  $18.14    $14.48   $15.75
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income
  (loss)                       (.11)(a)  (.12)   (.04)      .01(a)  (.02)
------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss) on
  investment transactions      (.07)    (3.31)   3.36      4.11     (.41)
------------------------------------------------------------------------------
  Total from investment
  operations                   (.18)    (3.43)   3.32      4.12     (.43)
------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------
  Net investment income          --        --      --      (.03)      --
------------------------------------------------------------------------------
  Net realized gain on
  investment transactions        --      (.70)     --      (.43)    (.84)
------------------------------------------------------------------------------
  Total distributions            --      (.70)     --      (.46)    (.84)
------------------------------------------------------------------------------
Net asset value, end
of period                    $17.15    $17.33  $21.46    $18.14   $14.48
------------------------------------------------------------------------------
Total return (%) (c)          (1.04)   (16.45)  18.30**   28.54(b) (2.52)**(b)
------------------------------------------------------------------------------
Ratios to average net assets and supplemental data
------------------------------------------------------------------------------
Net assets, end of period
($ in thousands)            261,953   390,043 412,479    99,355    8,072
------------------------------------------------------------------------------
Ratio of expenses, before
expense reductions (%)         2.36      2.34    2.34*     2.49     2.39*
------------------------------------------------------------------------------
Ratio of expenses, after
expense reductions (%)         2.36      2.34    2.34*     2.12     2.00*
------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)              (.63)     (.67)   (.51)      .06     (.99)*
------------------------------------------------------------------------------
Portfolio turnover rate (%)      47        50      83*       23       86*
------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) Total return would have been lower had certain expenses not been reduced.

(c) Total return does not reflect the effect of sales charges.

(d) Eleven months ended November 30, 1997.

(e) Year ended December 31, 1996.

(f) For the period September 11 (commencement of operations) to December 31,
    1995.

*   Annualized

**  Not Annualized

Class C


--------------------------------------------------------------------------------
Years ended November 30,       1999      1998    1997(d)   1996(e)    1995(f)
--------------------------------------------------------------------------------
Net asset value, beginning
of period                    $17.39    $21.51    $18.17   $14.48    $15.75
--------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------
  Net investment income
  (loss)                       (.09)(a)  (.12)     (.03)     .01(a)   (.02)
--------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss) on
  investment transactions      (.06)    (3.30)     3.37     4.14      (.41)
--------------------------------------------------------------------------------
  Total from investment
  operations                   (.15)    (3.42)     3.34     4.15      (.43)
--------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------
  Net investment income          --        --        --     (.03)       --
--------------------------------------------------------------------------------
  Ne t realized gains on
  investment transactions        --      (.70)       --     (.43)     (.84)
--------------------------------------------------------------------------------
  Total distributions            --      (.70)       --     (.46)     (.84)
--------------------------------------------------------------------------------
Net asset value, end
of period                    $17.24    $17.39    $21.51   $18.17    $14.48
--------------------------------------------------------------------------------
Total return (%) (c)           (.86)   (16.37)    18.38**  28.77(b)  (2.51)**(b)
--------------------------------------------------------------------------------
Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period
($ in thousands)             57,420    91,473    99,526   20,054       985
--------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)         2.25      2.28      2.24*    2.19      2.35*
--------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)         2.25      2.28      2.24*    2.06      1.95*
--------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)              (.52)     (.61)    (.41)*     .12      (.94)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)      47        50        83*      23        86*
--------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) Total return would have been lower had certain expenses not been reduced.

(c) Total return does not reflect the effect of sales charges.

(d) Eleven months ended November 30, 1997.

(e) Year ended December 31, 1996.

(f) For the period September 11 (commencement of operations) to December
    31, 1995.

Kemper U.S. Growth And Income Fund


Class A


------------------------------------------------------------------------------
Years ended September 30,                                    1999    1998(a)
------------------------------------------------------------------------------
Net asset value, beginning of period                        $9.12     $9.50
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss)                                .13       .07
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                     .86      (.38)
------------------------------------------------------------------------------
  Total from investment operations                            .99      (.31)
------------------------------------------------------------------------------
Less distribution from net investment income                  .12       .07
------------------------------------------------------------------------------
Net asset value, end of period                              $9.99     $9.12
------------------------------------------------------------------------------
Total return (not annualized) (%)                           10.87     (3.36)
------------------------------------------------------------------------------
Ratios to average net assets (annualized)
------------------------------------------------------------------------------
Expenses (%)                                                 1.24      1.36
------------------------------------------------------------------------------
Net investment income (loss) (%)                             1.29      1.56
------------------------------------------------------------------------------
Other ratios to average net assets (annualized)
------------------------------------------------------------------------------
Expenses (%)                                                 2.10      2.59
------------------------------------------------------------------------------
Net investment income (loss)                                  .42       .33
------------------------------------------------------------------------------

(a) For the period from January 30, 1998 to September 30, 1998.

Class B


------------------------------------------------------------------------------
Years ended September 30,                                    1999    1998(a)
------------------------------------------------------------------------------
Net asset value, beginning of period                        $9.12     $9.50
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss)                                .05       .03
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                     .86      (.38)
------------------------------------------------------------------------------
  Total from investment operations                            .91      (.35)
------------------------------------------------------------------------------
Less distribution from net investment income                  .05       .03
------------------------------------------------------------------------------
Net asset value, end of period                              $9.98     $9.12
------------------------------------------------------------------------------
Total return (not annualized) (%)                            9.96     (3.72)
------------------------------------------------------------------------------
Ratios to average net assets (annualized)
------------------------------------------------------------------------------
Expenses (%)                                                 2.01      2.01
------------------------------------------------------------------------------
Net investment income  (loss) (%)                             .52       .91
------------------------------------------------------------------------------
Other ratios to average net assets (annualized)
------------------------------------------------------------------------------
Expenses (%)                                                 2.97      3.49
------------------------------------------------------------------------------
Net investment income (loss)                                 (.45)     (.57)
------------------------------------------------------------------------------

(a) For the period from January 30, 1998 to September 30, 1998.

Class C


------------------------------------------------------------------------------
Years ended September 30,                                    1999    1998(a)
------------------------------------------------------------------------------
Net asset value, beginning of period                        $9.12     $9.50
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income                                       .06       .03
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                     .84      (.38)
------------------------------------------------------------------------------
  Total from investment operations                            .90      (.35)
------------------------------------------------------------------------------
Less distribution from net investment income                  .05       .03
------------------------------------------------------------------------------
Net asset value, end of period                              $9.97     $9.12
------------------------------------------------------------------------------
Total return (not annualized) (%)                            9.88     (3.71)
------------------------------------------------------------------------------
Ratios to average net assets (annualized)
------------------------------------------------------------------------------
Expenses (%)                                                 1.99      1.99
------------------------------------------------------------------------------
Net investment income (loss) (%)                              .54       .93
------------------------------------------------------------------------------
Other ratios to average net assets (annualized)
------------------------------------------------------------------------------
Expenses (%)                                                 2.78      3.25
------------------------------------------------------------------------------
Net investment income (loss)                                 (.26)     (.33)
------------------------------------------------------------------------------



Supplemental data for all classes


------------------------------------------------------------------------------
Years ended                                               1999(b)   1998(c)
------------------------------------------------------------------------------
Net assets at end of period (in thousands)               $34,485   $18,563
------------------------------------------------------------------------------
Portfolio turnover rate (annualized) (%)                      74        93
------------------------------------------------------------------------------

(a) For the period from January 30, 1998 to September 30, 1998.

(b) Six months ended March 31, 1999.

(c) Period ended September 30, 1998.

Total returns do not reflect the effect of any sales charges. Scudder Kemper agreed to temporarily waive certain operating expenses of the fund during the year ended September 30, 1999. The "Other Ratios to Average Net Assets" are computed without this waiver.

Per share data was determined based on average shares outstanding during the year ended September 30, 1999.

Kemper Value Fund


Class A


------------------------------------------------------------------------------
Years ended September 30,                                    1999    1998(d)
------------------------------------------------------------------------------
Net asset value, beginning of period                       $21.19    $25.42
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income                                       .15       .07
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     2.62     (4.30)
------------------------------------------------------------------------------
  Total from investment operations                           2.77     (4.23)
------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------
  Net investment income                                      (.17)       --
------------------------------------------------------------------------------
  Net realized gains on investment transactions              (.90)       --
------------------------------------------------------------------------------
  Total distributions                                       (1.07)       --
------------------------------------------------------------------------------
Net asset value, end of period                             $22.89    $21.19
------------------------------------------------------------------------------
Total return (%) (b)                                        13.04(c) (16.64)**
------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------
Net assets, end of period ($ millions)                         42        28
------------------------------------------------------------------------------
Ratio of operating expenses, net to average daily net
assets (%)                                                   1.41      1.34*
------------------------------------------------------------------------------
Ratio of operating expenses before expense reductions, to
average daily net assets                                     1.57      1.34
------------------------------------------------------------------------------
Ratio of net investment income to average daily net
assets (%)                                                    .61       .86*
------------------------------------------------------------------------------
Portfolio turnover rate  (%)                                   91        47
------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) Total return does not reflect the effect of any sales charges.

(c) Total return would have been lower had certain expenses not been reduced.

(d) For the period April 16, 1998 (commencement of sale of Class A shares) to September 30, 1998.

*   Annualized

**  Not annualized

Class B


------------------------------------------------------------------------------
Years ended September 30,                                    1999    1998(d)
------------------------------------------------------------------------------
Net asset value, beginning of period                       $21.11    $25.42
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income                                      (.07)       --
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     2.62     (4.31)
------------------------------------------------------------------------------
  Total from investment operations                           2.55     (4.31)
------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------
  Net investment income                                      (.04)       --
------------------------------------------------------------------------------
  Net realized gains on investment transactions              (.90)       --
------------------------------------------------------------------------------
  Total distributions                                        (.94)       --
------------------------------------------------------------------------------
Net asset value, end of period                             $22.72    $21.11
------------------------------------------------------------------------------
Total return (%) (b)                                        12.02(c) (16.96)**
------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------
Net assets, end of period ($ millions)                         29        18
------------------------------------------------------------------------------
Ratio of operating expenses, net to average daily net
assets (%)                                                   2.29      2.12*
------------------------------------------------------------------------------
Ratio of operating expenses before expense reductions, to
average daily net assets                                     2.34      2.12
------------------------------------------------------------------------------
Ratio of net investment income to average daily net
assets (%)                                                   (.27)      .03*
------------------------------------------------------------------------------
Portfolio turnover rate  (%)                                   91        47
------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) Total return does not reflect the effect of any sales charges.

(c) Total return would have been lower had certain expenses not been reduced.

(d) For the period April 16, 1998 (commencement of sale of Class B shares) to September 30, 1998.

*   Annualized

**  Not annualized

Class C


------------------------------------------------------------------------------
Years ended September 30,                                    1999    1998(d)
------------------------------------------------------------------------------
Net asset value, beginning of period                       $21.13    $25.42
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income                                      (.05)       .01
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     2.61      (4.30)
------------------------------------------------------------------------------
  Total from investment operations                           2.56      (4.29)
------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------
  Net investment income                                      (.04)        --
------------------------------------------------------------------------------
  Net realized gains on investment transactions              (.90)        --
------------------------------------------------------------------------------
  Total distributions                                        (.94)        --
------------------------------------------------------------------------------
Net asset value, end of period                             $22.75    $21.13
------------------------------------------------------------------------------
Total return (%) (b)                                        12.06(c) (16.88)**
------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------
Net assets, end of period ($ millions)                          5         3
------------------------------------------------------------------------------
Ratio of operating expenses, net to average daily net
assets (%)                                                   2.26      2.11*
------------------------------------------------------------------------------
Ratio of operating expenses before expense reductions, to
average daily net assets                                     2.34      2.11
------------------------------------------------------------------------------
Ratio of net investment income to average daily net
assets (%)                                                  (.22)       .08*
------------------------------------------------------------------------------
Portfolio turnover rate  (%)                                   91        47
------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) Total return does not reflect the effect of any sales charges.

(c) Total return would have been lower had certain expenses not been reduced.

(d) For the period April 16, 1998 (commencement of sale of Class C shares) to September 30, 1998.

*   Annualized

**  Not annualized

Investing In The Funds



The following pages tell you about many of the services, choices and benefits of being a Kemper Funds shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.


You can find out more about the topics covered here by speaking with your financial representative or a representative of your workplace retirement plan or other investment provider.

Choosing A Share Class


In this prospectus, there are three share classes for each fund. The Kemper Value Fund offers a fourth class of shares separately. Each class has its own fees and expenses, offering you a choice of cost structures.


Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your financial representative to help you with this decision.


We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.




--------------------------------------------------------------------------------
 Classes and features                    Points to help you compare
--------------------------------------------------------------------------------

 Class A

 o Sales charges of up to 5.75%,         o Some investors may be able to
   charged when you buy shares             reduce or eliminate their sales
                                           charges; see next page

 o In most cases, no charges when you
   sell shares                           o Total annual operating expenses
                                           are lower than those for Class B
 o No distribution fee                     or Class C

------------------------------------------------------------------------------

 Class B

 o No charges when you buy shares        o The deferred sales charge rate
                                           falls to zero after six years
 o Deferred sales charge of up to
   4.00%, charged when you sell shares   o Shares automatically convert to
   you bought within the last six years    Class A after six years, which
                                           means lower annual expenses going
 o 0.75% distribution fee                  forward
------------------------------------------------------------------------------

 Class C

 o No charges when you buy shares        o The deferred sales charge rate is
                                           lower, but your shares never
 o Deferred sales charge of 1.00%,         convert to Class A, so annual
   charged when you sell shares you        expenses remain higher
   bought within the last year

 o 0.75% distribution fee
------------------------------------------------------------------------------

Class A shares

Class A shares have a sales charge that varies with the amount you invest:




                      Sales charge     Sales charge
                      as a % of        as a % of your
Your investment       offering price   net investment*
---------------------------------------------------------
Up to $50,000         5.75%            6.10%
---------------------------------------------------------
$50,000-$99,999       4.50             4.71
---------------------------------------------------------
$100,000-$249,999     3.50             3.63
---------------------------------------------------------
$250,000-$499,999     2.60             2.67
---------------------------------------------------------
$500,000-$999,999     2.00             2.04
---------------------------------------------------------
$1 million or more    See below and next page
---------------------------------------------------------

*  Rounded to the nearest one-hundredth percent.

The offering price includes the sales charge.


You may be able to lower your Class A sales charges if:

o you plan to invest at least $50,000 over the next 24 months ("letter of intent")

o the amount of Kemper shares you already own (including shares in certain other Kemper funds) plus the amount you're investing now is at least $50,000 ("cumulative discount")

o you are investing a total of $50,000 or more in several
  Kemper funds at once ("combined purchases")

The point of these three features is to let you count investments made at other times for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category in the table above, it's generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your financial representative.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

      Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

You may be able to buy Class A shares without sales charges when you are:

o reinvesting dividends or distributions

o investing through certain workplace retirement plans

o participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The fund may waive the sales charges for investors in other situations as well. Your financial representative or Kemper can answer your questions and help you determine if you are eligible.



If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described on the previous page, you may be eligible to buy
Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them, and a similar charge of 0.50% on shares you sell within the second year of owning them ("Large Order NAV
Purchase Privilege"). This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Kemper can answer your questions and help you determine if you're eligible.

Class B shares

With Class B shares, you pay no up-front sales charges to the fund. Class B shares do have a 12b-1 plan, under which a distribution fee of 0.75% is deducted from fund assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares, which don't have a 12b-1 fee. After six years, Class B shares automatically convert to Class A, which has the net effect of lowering the annual expenses from the seventh year on.


Class B shares have a CDSC. This charge declines over the years you own shares, and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:


Year after you bought shares   CDSC on shares you sell
-----------------------------------------------------------
First year                     4.00%
-----------------------------------------------------------
Second or third year           3.00
-----------------------------------------------------------
Fourth or fifth year           2.00
-----------------------------------------------------------
Sixth year                     1.00
-----------------------------------------------------------
Seventh year and later         None (automatic conversion
                               to Class A)
-----------------------------------------------------------

This CDSC is waived under certain circumstances (see
"Policies You Should Know About"). Your financial representative or Kemper can answer your questions and help you determine if you're eligible.


While Class B shares don't have any front-end sales charges, their higher annual expenses (due to 12b-1 fees) mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

Class B shares can be a logical choice for long-term investors who would prefer to see all of their investment go to work right away, and can accept somewhat higher annual expenses in exchange.

Class C shares

Like Class B shares, Class C shares have no up-front sales charges and have a 12b-1 plan under which a distribution fee of 0.75% is deducted from fund assets each year.
Because of this fee, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A).

Unlike Class B shares, Class C shares do NOT automatically convert to Class A after six years, so they continue to have higher annual expenses.


Class C shares have a CDSC, but only on shares you sell within one year of buying them:



Year after you bought shares    CDSC on shares you sell
----------------------------------------------------------
First year                      1.00%
----------------------------------------------------------
Second year and later           None
----------------------------------------------------------

This CDSC is waived under certain circumstances (see
"Policies You Should Know About"). Your financial representative or Kemper can answer your questions and help you determine if you're eligible.

While Class C shares don't have any front-end sales charges, their higher annual expenses (due to 12b-1 fees) mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

Class C shares may appeal to investors who plan to sell some or all shares within six years of buying them, or who aren't certain of their investment time horizon.

  How to Buy Shares

Once you've chosen a share class, use these instructions to make investments. Make out any checks to "Kemper Funds."


--------------------------------------------------------------------------------
 First investment                        Additional investments
--------------------------------------------------------------------------------

 $1,000 or more for regular accounts     $100 or more for regular accounts

 $250 or more for IRAs                   $50 or more for IRAs

                                         $50 or more with an Automatic
                                         Investment Plan
------------------------------------------------------------------------------

 Through a financial representative

 o Contact your representative using     o Contact your representative using
   the method that's most convenient       the method that's most convenient
   for you                                 for you
------------------------------------------------------------------------------

 By mail or express mail (see below)

 o Fill out and sign an application      o Send a check and a Kemper
                                           investment slip to us at the
 o Send it to us at the appropriate        appropriate address below
   address, along with an investment
   check                                 o If you don't have an investment
                                           slip, simply include a letter
                                           with your name, account number,
                                           the full name of the fund and the
                                           share class and your investment
                                           instructions
------------------------------------------------------------------------------

 By wire

 o Call (800) 621-1048 for instructions  o Call (800) 621-1048 for instructions
------------------------------------------------------------------------------

 By phone

 --                                      o Call (800) 621-1048 for
                                           instructions

------------------------------------------------------------------------------

 With an automatic investment plan

 --                                      o To set up regular investments,
                                           call (800) 621-1048

------------------------------------------------------------------------------

 On the Internet

 o Follow the instructions at            o Follow the instructions at
   www.kemper.com                          www.kemper.com
------------------------------------------------------------------------------





Regular mail: Kemper Funds, PO Box 219415, Kansas City, MO 64121-9415

Express, registered or certified mail:
Kemper Service Company, 811 Main Street, Kansas City, MO 64105-2005

Fax number: (800) 818-7526 (for exchanging and selling only)

How to Exchange Or Sell Shares


Use these instructions to exchange or sell shares in your account.


--------------------------------------------------------------------------------
 Exchanging into another fund            Selling shares
--------------------------------------------------------------------------------

 $1,000 or more to open a new account    Some transactions, including most
                                         for over $50,000, can only be
 $100 or more for exchanges between      ordered in writing with a signature
 existing accounts                       guarantee; if you're in doubt, see
                                         page 68
------------------------------------------------------------------------------

 Through a financial representative

 o Contact your representative by the    o Contact your representative by
   method that's most convenient for       the method that's most convenient
   you                                     for you
------------------------------------------------------------------------------

 By phone or wire

 o Call (800) 621-1048 for instructions  o Call (800) 621-1048 for instructions
------------------------------------------------------------------------------

 By mail, express mail or fax
 (see previous page)

 Write a letter that includes:           Write a letter that includes:

 o the fund, class and account number    o the fund, class and account
   you're exchanging out of                number from which you want to
                                           sell shares
 o the dollar amount or number of
   shares you want to exchange           o the dollar amount or number of
                                           shares you want to sell
 o the name and class of the fund you
   want to exchange into                 o your name(s), signature(s) and
                                           address, as they appear on your
 o your name(s), signature(s) and          account
   address, as they appear on your
   account                               o a daytime telephone number

 o a daytime telephone number
------------------------------------------------------------------------------

 With a systematic exchange plan         With a systematic withdrawal plan

 o To set up regular exchanges from a    o To set up regular cash payments
   Kemper fund account, call               from a Kemper fund account, call
   (800) 621-1048                          (800) 621-1048
------------------------------------------------------------------------------

 On the Internet

 o Follow the instructions at            o Follow the instructions at
   www.kemper.com                          www.kemper.com
------------------------------------------------------------------------------

Policies You Should Know About


Along with the instructions on the previous pages, the policies below may affect you as a shareholder.

If you are investing through an investment provider, check the materials you received from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here.
Please note that an investment provider may charge its own fees.


Policies about transactions

The funds are open for business each day the New York Stock
Exchange is open. Each fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 3 p.m. Central time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time.
Once your order is received by Kemper Service Company, and it has determined that it is a "good order," it will be processed at the next share price calculated.

Because orders placed through investment providers must be forwarded to Kemper Service Company before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed.

KemperACCESS, the Kemper Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use Kemper ACCESS to get information on Kemper funds generally and on accounts held directly at Kemper. You can also use it to make exchanges and sell shares.

EXPRESS-Transfer lets you set up a link between a Kemper account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House
(ACH) services. Transactions take two to three days to be completed, and there is a $100 minimum. To set up
EXPRESS-Transfer on a new account, see the account application; to add it to an existing account, call (800)
621-1048.

Share certificates are available on written request.
However, we don't recommend them unless you want them for a specific purpose, because they can only be sold by mailing them in, and if they're ever lost they're difficult and expensive to replace.

When you call us to sell shares, we may record the call, ask you for certain information or take other steps designed to prevent fraudulent orders. It's important to understand that, as long as we take reasonable steps to ensure that an order appears genuine, we are not responsible for any losses that may occur.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are normally completed within 24 hours. The funds can only send or accept wires of $1,000 or more.

Exchanges among Kemper funds are an option for most shareholders. Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

The Kemper Web site can be a valuable resource for shareholders with Internet access. Go to www. kemper.com to get up-to-date information, review balances or even place orders for exchanges.

When you want to sell more than $50,000 worth of shares, or send the proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.


A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public.


When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for -- whichever results in the lowest charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one Kemper fund into another don't affect CDSCs: for each investment you make, the date you first bought Kemper shares is the date we use to calculate a CDSC on that particular investment.


There are certain cases in which you may be exempt from a CDSC. These include:

o the death or disability of an account owner (including a joint owner)


o withdrawals made through a systematic withdrawal plan.
  Such withdrawals may be made at a maximum of 10% per year of the net asset value of the account


o withdrawals related to certain retirement or benefit plans

o redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial representative or Kemper can answer your questions and help you determine if you are eligible.

If you sell shares in a Kemper fund and then decide to invest with Kemper again within six months, you can take of advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a Kemper fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Kemper.
You'll also be reimbursed (in the form of fund shares) for any CDSC you paid when you sold your shares. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy
Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares.
To take advantage of this feature, contact Kemper or your financial representative.

Money from shares you sell is normally sent out within one business day of when your order is received in proper form, although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

How the funds calculate share price

For each fund in this prospectus, the price at which you buy shares is as follows:

Class A shares -- net asset value per share, or NAV, adjusted to allow for any applicable sales charges (see
"Choosing A Share Class")

Class B and Class C shares -- net asset value per share, or NAV

To calculate NAV, each share class of each fund uses the following equation:

    TOTAL ASSETS - TOTAL LIABILITIES
  ------------------------------------   =   NAV
   TOTAL NUMBER OF SHARES OUTSTANDING


For each fund and share class in this prospectus, the price at which you sell shares is also the NAV, although a contingent deferred sales charge may be taken out of the proceeds (see "Choosing A Share Class").

We typically use market prices to value securities.
However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by a fund's Board. In such a case, the fund's value for a security is likely to be different from quoted market prices.

Other rights we reserve

For each fund in this prospectus, you should be aware that we may do any of the following:

o withhold 31% of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide a correct Social Security or other tax ID number;
  if the account has already been opened, we may give you
  30 days' notice to provide the correct number

o charge you $9 each calendar quarter if your account balance is below $1,000 for the entire quarter; this policy doesn't apply to most retirement accounts or if you have an automatic investment plan


o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash


o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

  Understanding Distributions And Taxes


By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.


Each fund intends to pay dividends and distributions to its shareholders in December, and if necessary may do so at times as needed.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of the fund earnings you receive, and your own fund transactions, generally depends on their type:


Generally taxed at ordinary income rates
-------------------------------------------------------
o short-term capital gains from selling fund shares
-------------------------------------------------------
o  income dividends you receive from a fund
-------------------------------------------------------
o short-term capital gains distributions received from a fund

Generally taxed at capital gains rates
-------------------------------------------------------
o long-term capital gains from selling fund shares
-------------------------------------------------------
o  long-term capital gains distributions received from a
   fund
-------------------------------------------------------


Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received.
They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before the fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

  Notes

  Notes

  Notes

  Notes

To Get More Information

Shareholder reports -- These include commentary from each fund's management team about recent market conditions and the effects of a fund's strategies on its performance. For each fund, they also have detailed performance figures, a list of everything the fund owns, and the fund's financial statements. Shareholders get these reports automatically. To reduce costs, we may mail one copy per household. For more copies, call (800) 621-1048.

Statement of Additional Information (SAI) -- This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, or if you're a shareholder and have questions, please contact Kemper or the SEC (see below). Materials you get from Kemper are free; those from the SEC involve a copying fee. If you like, you can look over these materials in person at the SEC's Public Reference Room in Washington, DC.

SEC

450 Fifth Street, N.W.
Washington, DC 20549-6009
www.sec.gov
Tel (800) SEC-0330

Kemper Funds

222 South Riverside Plaza
Chicago, IL 60606-5808
www.kemper.com
Tel (800) 621-1048


--------------------------------------------------------------------------------

SEC File Numbers

Kemper Contrarian Fund                     811-5385

Kemper-Dreman Financial Services Fund      811-08599

Kemper-Dreman High Return Equity Fund      811-5385

Kemper Small Cap Value Fund                811-5385

Kemper U.S. Growth And Income Fund         811-08393

Value Fund                                 811-1444




Principal Underwriter
Kemper Distributors, Inc.
222 South Riverside Plaza Chicago, IL 60606-5808 www.kemper.com E-mail info@kemper.com
Tel (800) 621-1048


[LOGO] KEMPER FUNDS
Long-term investing in a short-term world(SM)

                                                                       LONG-TERM
                                                                       INVESTING
                                                                            IN A
                                                                      SHORT-TERM
                                                                       WORLD(SM)

February 1, 2000
Prospectus

                                                 KEMPER EQUITY FUNDS/VALUE STYLE

                                            Kemper Small Cap Relative Value Fund

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

[LOGO] KEMPER FUNDS

HOW THE                     INVESTING IN
FUND WORKS                  THE FUND

  2 Kemper Small Cap         13 Choosing A Share
    Relative Value Fund         Class

  8 Other Policies And       18 How To Buy Shares
    Risks
                             19 How To Exchange Or
  9 Financial Highlights        Sell Shares

                             20 Policies You Should
                                Know About

                             26 Understanding
                                Distributions
                                And Taxes

How The Fund Works

This fund invests in common stocks, as a way of seeking growth of your investment.

The fund invests mainly in companies whose stock prices appear low in light of other measures of worth, such as earnings, book value or cash flow.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money.

TICKER SYMBOLS CLASS:  A) KSRAX  B) KSRBX  C) KDSRCX

Kemper
Small Cap
Relative Value Fund

FUND GOAL The fund seeks long-term capital appreciation.

                    2 | Kemper Small Cap Relative Value Fund

The Fund's Main Strategy

The fund normally invests at least 65% of total assets in undervalued common stocks of small U.S. companies, which the fund defines as companies that are similar in market value to those in the Russell 2000 Index ($1.4 billion or less as of 12/31/99).

The portfolio managers begin by screening for small companies whose stock prices appear low relative to other companies in the same sector (rather than on an absolute basis). A quantitative stock valuation model compares each company's stock price to the company's earnings, book value, sales and other measures of performance potential. The managers also look for factors that may signal a rebound for a company, whether through a recovery in its markets, a change in business strategy or other factors.

The managers then assemble the fund's portfolio from among the qualifying stocks, using portfolio optimization software that weighs information about the potential return and risks of each stock.

The managers diversify the fund's investments among many companies (typically over 150), and expect to keep the fund's sector weightings similar to those of the overall small-cap market.

The fund will normally sell a stock when it no longer qualifies as a small company, when it is no longer considered undervalued or when the managers believe other investments offer better opportunities.


[ICON]
--------------------------------------------------------------------------------
OTHER INVESTMENTS

While the fund invests mainly in U.S. stocks, it could invest up to 20% of total assets in foreign securities. Also, while the fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments.

                    3 | Kemper Small Cap Relative Value Fund

The Main Risks Of Investing In The Fund

There are several factors that could hurt fund performance, cause you to lose money or make the fund perform less well than other investments.

As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the small company portion of the U.S. stock market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the fund focuses on a given sector, any factors affecting that sector could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, economic trends or other matters

o        value stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o        derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

Investors who are looking to diversify a large-cap portfolio or a growth-oriented portfolio may want to consider this fund.

--------------------------------------------------------------------------------

                    4 | Kemper Small Cap Relative Value Fund

Performance

The bar chart shows the total returns for the fund's Class A shares for the first complete calendar year. The chart doesn't reflect sales loads; if it did, returns would be lower. The table shows how the fund's returns over different periods average out.

For context, the table has a broad-based market index (which, unlike the fund, has no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.


------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Class A Shares
------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1999      2.46

Best quarter: 19.95%, Q2 1999         Worst quarter: -12.63%, Q1 1999



--------------------------------------------------------------------------------
Average Annual Total Returns (as of 12/31/1999)
--------------------------------------------------------------------------------
                                             Since 12/31/98  Since 5/6/98
                                             1 Year          Life of Classes
--------------------------------------------------------------------------------
Class A                                        -3.42%          -8.12%
--------------------------------------------------------------------------------
Class B                                        -1.35           -7.29
--------------------------------------------------------------------------------
Class C                                         1.65           -5.50
--------------------------------------------------------------------------------
Index                                          -1.49           -7.89*
--------------------------------------------------------------------------------
Index: The Russell 2000 Value Index, which measures the performance of those companies in the Russell 2000 Index with lower price-to-book ratios and lower expected growth rates.
--------------------------------------------------------------------------------

The table includes the effects of maximum shareholder fees. In both the table and the chart, total returns would have been lower if operating expenses hadn't been reduced.

*   Since 5/31/98
                    5 | Kemper Small Cap Relative Value Fund

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

------------------------------------------------------------------------------
Fee Table                                       Class A   Class B   Class C
------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On Purchases
(as % of offering price)                          5.75%    None      None
------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as % of
redemption proceeds)                              None*    4.00%     1.00%
------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
------------------------------------------------------------------------------
Management Fee                                    0.74%    0.74%     0.74%
------------------------------------------------------------------------------
Distribution (12b-1) Fee                          None     0.75      0.75
------------------------------------------------------------------------------
Other Expenses**                                  2.61     2.91      2.71
------------------------------------------------------------------------------
Total Annual Operating Expenses                   3.35     4.40      4.20
------------------------------------------------------------------------------
Expense Reimbursement                             1.83     1.83      1.83
------------------------------------------------------------------------------
Net Annual Operating Expenses***                  1.52     2.57      2.37
------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody, accounting services and similar expenses, which may vary with fund size and other factors. "Other Expenses" are restated to reflect changes in certain administrative and regulatory fees.

*** By contract, total operating expenses are capped at 1.52%, 2.57% and 2.37% through 1/31/2001 for Class A, B and C shares, respectively.

Based on the figures above (including one year of capped expenses in each period), this example is designed to help you compare the expenses of each share class to those of other funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


------------------------------------------------------------------------------
Example                        1 Year      3 Years      5 Years    10 Years
------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
------------------------------------------------------------------------------
Class A shares                  $721      $1,385       $2,071      $3,889
------------------------------------------------------------------------------
Class B shares                   660       1,467        2,285       4,009
------------------------------------------------------------------------------
Class C shares                   340       1,109        1,992       4,262
------------------------------------------------------------------------------

Expenses, assuming you kept your shares
------------------------------------------------------------------------------
Class A shares                  $721      $1,385       $2,071      $3,889
------------------------------------------------------------------------------
Class B shares                   260       1,167        2,085       4,009
------------------------------------------------------------------------------
Class C shares                   240       1,109        1,992       4,262
------------------------------------------------------------------------------

                    6 | Kemper Small Cap Relative Value Fund

THE INVESTMENT ADVISOR

The fund's investment advisor is Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY. Scudder Kemper has more than 80 years of experience managing mutual funds and currently has more than $290 billion in assets under management.

Scudder Kemper takes a team approach, bringing together professionals from many investment disciplines. Supporting each team are Scudder Kemper's many economists, research analysts, traders and other investment specialists, located across the United States and around the world.

For serving as the fund's investment advisor, Scudder Kemper receives a management fee. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.74% of average daily net assets.

[ICON]
--------------------------------------------------------------------------------
FUND MANAGERS

Below are the people who handle the fund's day-to-day management:

James M. Eysenbach          Calvin S. Young
Lead Portfolio Manager      o Began investment career
o Began investment career     in 1988
  in 1984                   o Joined the advisor in
o Joined the advisor          1990
  in 1986                   o Joined the fund team
o Joined the fund team        in 1999
  in 1998

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

The fund is managed by a team of investment professionals who work together to develop the fund's investment strategies.

--------------------------------------------------------------------------------

                    7 | Kemper Small Cap Relative Value Fund

Other Policies And Risks

While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:


o Although major changes tend to be infrequent, the fund's Board could change the fund's investment goal without seeking shareholder approval.

o As a temporary defensive measure, the fund could shift up to 50% of assets into investments such as money market securities. This could prevent losses, but would mean that the fund would not be pursuing its goal.

o This fund's equity investments are mainly common stocks, but may also include other types of equities, such as preferred or convertible stocks.

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Euro conversion

Funds which invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is already underway. Scudder Kemper is working to address euro-related issues as they occur and understands that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a fund's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

This prospectus doesn't tell you about every policy or risk of investing in the fund. For more information, request a copy of the Statement of Additional Information (see back cover).

--------------------------------------------------------------------------------

                          8 - Other Policies And Risks

Financial Highlights

These tables are designed to help you understand the fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover).


Kemper Small Cap Relative Value Fund

Class A

------------------------------------------------------------------------------
Year ended September 30,                                     1999    1998(a)
------------------------------------------------------------------------------

Net asset value, beginning of period                        $7.57     $9.50
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment loss                                       (.03)         --
------------------------------------------------------------------------------
  Net realized and unrealized loss                            .81    (1.93)
------------------------------------------------------------------------------
  Total from investment operations                            .78    (1.93)
------------------------------------------------------------------------------
Net asset value, end of period                              $8.35     $7.57
------------------------------------------------------------------------------
Total return (not annualized) (%)                           10.45    (20.32)
------------------------------------------------------------------------------

Ratios to average net assets (annualized)
------------------------------------------------------------------------------
Expenses (%)                                                 1.52      1.52
------------------------------------------------------------------------------
Net investment loss  (%)                                    (.36)     (.15)
------------------------------------------------------------------------------

Other ratios to average net assets (annualized)
------------------------------------------------------------------------------
Expenses (%)                                                 3.02     12.36
------------------------------------------------------------------------------
Net investment loss  (%)                                   (1.86)    (10.99)
------------------------------------------------------------------------------

(a) May 6, 1998 to September 30, 1998.

                            9 | Financial Highlights

Class B

------------------------------------------------------------------------------
Year ended September 30,                                     1999    1998(a)
------------------------------------------------------------------------------

Net asset value, beginning of period                        $7.54     $9.50
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment loss                                       (.10)     (.03)
------------------------------------------------------------------------------
  Net realized and unrealized loss                            .82    (1.93)
------------------------------------------------------------------------------
  Total from investment operations                            .72    (1.96)
------------------------------------------------------------------------------
Net asset value, end of period                              $8.26     $7.54
------------------------------------------------------------------------------
Total return (not annualized) (%)                            9.55    (20.63)
------------------------------------------------------------------------------

Ratios to average net assets (annualized)
------------------------------------------------------------------------------
Expenses (%)                                                 2.40      2.40
------------------------------------------------------------------------------
Net investment loss  (%)                                   (1.24)    (1.03)
------------------------------------------------------------------------------

Other ratios to average net assets (annualized)
------------------------------------------------------------------------------
Expenses (%)                                                 4.04     16.91
------------------------------------------------------------------------------
Net investment loss  (%)                                   (2.88)    (15.54)
------------------------------------------------------------------------------

(a) May 6, 1998 to September 30, 1998.

                            10 | Financial Highlights

Class C

------------------------------------------------------------------------------
Year ended September 30,                                     1999    1998(a)
------------------------------------------------------------------------------

Net asset value, beginning of period                        $7.55     $9.50
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment loss                                       (.10)     (.03)
------------------------------------------------------------------------------
  Net realized and unrealized loss                            .82    (1.92)
------------------------------------------------------------------------------
  Total from investment operations                            .72    (1.95)
------------------------------------------------------------------------------
Net asset value, end of period                              $8.27     $7.55
------------------------------------------------------------------------------
Total return (not annualized) (%)                            9.54    (20.53)
------------------------------------------------------------------------------

Ratios to average net assets (annualized)
------------------------------------------------------------------------------
Expenses (%)                                                 2.37      2.37
------------------------------------------------------------------------------
Net investment loss  (%)                                   (1.21)    (1.00)
------------------------------------------------------------------------------

Other ratios to average net assets (annualized)
------------------------------------------------------------------------------
Expenses (%)                                                 3.87     12.43
------------------------------------------------------------------------------
Net investment loss  (%)                                   (2.71)    (11.06)
------------------------------------------------------------------------------

Supplemental data for all classes

------------------------------------------------------------------------------
Year ended September 30,                                    1999     1998(a)
------------------------------------------------------------------------------
Net assets at end of period                              $4,438,946 1,757,385
------------------------------------------------------------------------------
Portfolio turnover rate (annualized) (%)                      36         7
------------------------------------------------------------------------------

(a) May 6, 1998 to September 30, 1998.

Note: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive its management fee and absorb certain operating expenses of the fund. The other ratios to average net assets are computed without this expense waiver or absorption. Per share data were determined based on average shares outstanding.

                            11 | Financial Highlights

Investing In The Fund

The following pages tell you about many of the services, choices and benefits of being a Kemper Funds shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your financial representative or a representative of your workplace retirement plan or other investment provider.

Choosing A Share Class

In this prospectus, there are three share classes for the fund. Each class has its own fees and expenses, offering you a choice of cost structures.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your financial representative to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.


--------------------------------------------------------------------------------
 Classes and features                    Points to help you compare
--------------------------------------------------------------------------------

 Class A
 o Sales charges of up to 5.75%,         o Some investors may be able to
   charged when you buy shares             reduce or eliminate their sales
                                           charges; see next page
 o In most cases, no charges when you
   sell shares                           o Total annual operating expenses
                                           are lower than those for Class B
 o No distribution fee                     or Class C
------------------------------------------------------------------------------

 Class B
 o No charges when you buy shares        o The deferred sales charge rate
                                           falls to zero after six years
 o Deferred sales charge of up to
   4.00%, charged when you sell shares   o Shares automatically convert to
   you bought within the last six years    Class A after six years, which
                                           means lower annual expenses going
 o 0.75% distribution fee                  forward
------------------------------------------------------------------------------

 Class C
 o No charges when you buy shares        o The deferred sales charge rate is
                                           lower, but your shares never
 o Deferred sales charge of 1.00%,         convert to Class A, so annual
   charged when you sell shares you        expenses remain higher
   bought within the last year

 o 0.75% distribution fee
------------------------------------------------------------------------------

Class A shares

Class A shares have a sales charge that varies with the amount you invest:

                      Sales charge     Sales charge
                      as a % of        as a % of your
Your investment       offering price   net investment*
---------------------------------------------------------
Up to $50,000         5.75%            6.10%
---------------------------------------------------------
$50,000-$99,999       4.50             4.71
---------------------------------------------------------
$100,000-$249,999     3.50             3.63
---------------------------------------------------------
$250,000-$499,999     2.60             2.67
---------------------------------------------------------
$500,000-$999,999     2.00             2.04
---------------------------------------------------------
$1 million or more    See below and next page
---------------------------------------------------------

*  Rounded to the nearest one-hundredth percent.

The offering price includes the sales charge.

You may be able to lower your Class A sales charges if:

o you plan to invest at least $50,000 over the next 24 months ("letter of intent")

o the amount of Kemper shares you already own (including shares in certain other Kemper funds) plus the amount you're investing now is at least $50,000 ("cumulative discount")

o you are investing a total of $50,000 or more in several
  Kemper funds at once ("combined purchases")

The point of these three features is to let you count investments made at other times for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category in the table above, it's generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your financial representative.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

You may be able to buy Class A shares without sales charges when you are:

o reinvesting dividends or distributions

o investing through certain workplace retirement plans

o participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The fund may waive the sales charges for investors in other situations as well. Your financial representative or Kemper can answer your questions and help you determine if you are eligible.

If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described on the previous page, you may be eligible to buy
Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them, and a similar charge of 0.50% on shares you sell within the second year of owning them ("Large Order NAV
Purchase Privilege"). This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Kemper can answer your questions and help you determine if you're eligible.

Class B shares

With Class B shares, you pay no up-front sales charges to the fund. Class B shares do have a 12b-1 plan, under which a distribution fee of 0.75% is deducted from fund assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares, which don't have a 12b-1 fee. After six years, Class B shares automatically convert to Class A, which has the net effect of lowering the annual expenses from the seventh year on.

Class B shares have a CDSC. This charge declines over the years you own shares, and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

Year after you bought shares   CDSC on shares you sell
-----------------------------------------------------------
First year                     4.00%
-----------------------------------------------------------
Second or third year           3.00
-----------------------------------------------------------
Fourth or fifth year           2.00
-----------------------------------------------------------
Sixth year                     1.00
-----------------------------------------------------------
Seventh  year and later        None (automatic conversion
                               to Class A)
-----------------------------------------------------------

This CDSC is waived under certain circumstances (see
"Policies You Should Know About"). Your financial representative or Kemper can answer your questions and help you determine if you're eligible.

While Class B shares don't have any front-end sales charges, their higher annual expenses (due to 12b-1 fees) mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

Class B shares can be a logical choice for long-term investors who would prefer to see all of their investment go to work right away, and can accept somewhat higher annual expenses in exchange.

Class C shares

Like Class B shares, Class C shares have no up-front sales charges and have a 12b-1 under which a distribution fee of 0.75% is deducted from fund assets each year. Because of this fee, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A).

Unlike Class B shares, Class C shares do NOT automatically convert to Class A after six years, so they continue to have higher annual expenses.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:


Year after you bought shares    CDSC on shares you sell
----------------------------------------------------------
First year                      1.00%
----------------------------------------------------------
Second year and later           None
----------------------------------------------------------

This CDSC is waived under certain circumstances (see
"Policies You Should Know About"). Your financial representative or Kemper can answer your questions and help you determine if you're eligible.

While Class C shares don't have any front-end sales charges, their higher annual expenses (due to 12b-1 fees) mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

Class C shares may appeal to investors who plan to sell some or all shares within six years of buying them, or who aren't certain of their investment time horizon.

How to Buy Shares

Once you've chosen a share class, use these instructions to make investments. Make out any checks to "Kemper Funds."


--------------------------------------------------------------------------------
 First investment                        Additional investments
--------------------------------------------------------------------------------
 $1,000 or more for regular accounts     $100 or more for regular accounts

 $250 or more for IRAs                   $50 or more for IRAs

                                         $50 or more with an Automatic
                                         Investment Plan
------------------------------------------------------------------------------
 Through a financial representative

 o Contact your representative using     o Contact your representative using
   the method that's most convenient       the method that's most convenient
   for you                                 for you
------------------------------------------------------------------------------
 By mail or express mail (see below)

 o Fill out and sign an application      o Send a check and a Kemper
                                           investment slip to us at the
                                           appropriate address below
 o Send it to us at the appropriate
   address, along with an investment     o If you don't have an investment
   check slip, simply include a letter with your name, account number, the full name of the fund and the share class and your investment instructions
------------------------------------------------------------------------------
 By wire

 o Call (800) 621-1048 for instructions  o Call (800) 621-1048 for instructions
------------------------------------------------------------------------------
 By phone

 --                                      o Call (800) 621-1048 for instructions
------------------------------------------------------------------------------
 With an automatic investment plan

 --                                      o To set up regular investments,
                                           call (800) 621-1048
------------------------------------------------------------------------------
 On the Internet

 o Follow the instructions at            o Follow the instructions at
   www.kemper.com                          www.kemper.com
------------------------------------------------------------------------------


Regular mail: Kemper Funds, PO Box 219415, Kansas City, MO 64121-9415

Express, registered or certified mail:
Kemper Service Company, 811 Main Street, Kansas City, MO 64105-2005

Fax number: (800) 818-7526 (for exchanging and selling only)

How to Exchange Or Sell Shares

Use these instructions to exchange or sell shares in your account.

--------------------------------------------------------------------------------
 Exchanging into another fund            Selling shares
--------------------------------------------------------------------------------
 $1,000 or more to open a new account    Some transactions, including most
                                         for over $50,000, can only be
 $100 or more for exchanges between      ordered in writing with a signature
 existing accounts                       guarantee; if you're in doubt, see
                                         page 22
------------------------------------------------------------------------------
 Through a financial representative

 o Contact your representative by the    o Contact your representative by
   method that's most convenient for       the method that's most convenient
   you                                     for you
------------------------------------------------------------------------------
 By phone or wire

 o Call (800) 621-1048 for instructions  o Call (800) 621-1048 for instructions
------------------------------------------------------------------------------
 By mail, express mail or fax
 (see previous page)

 Write a letter that includes:           Write a letter that includes:

 o the fund, class and account number    o the fund, class and account
   you're exchanging out of                number from which you want to
                                           sell shares
 o the dollar amount or number of
   shares you want to exchange           o the dollar amount or number of
                                           shares you want to sell
 o the name and class of the fund you
   want to exchange into                 o your name(s), signature(s) and
                                           address, as they appear on your
 o your name(s), signature(s) and          account
   address, as they appear on your
   account                               o a daytime telephone number

 o a daytime telephone number
------------------------------------------------------------------------------
 With a systematic exchange plan         With a systematic withdrawal plan

 o To set up regular exchanges from a    o To set up regular cash payments
   Kemper fund account, call               from a Kemper fund account, call
   (800) 621-1048                          (800) 621-1048
------------------------------------------------------------------------------
 On the Internet

 o Follow the instructions at            o Follow the instructions at
   www.kemper.com                          www.kemper.com
------------------------------------------------------------------------------

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder.

If you are investing through an investment provider, check the materials you got from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.

Policies about transactions

The fund is open for business each day the New York Stock
Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 3 p.m. Central time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time.
Once your order is received by Kemper Service Company, and it has determined that it is a "good order," it will be processed at the next share price calculated.

Because orders placed through investment providers must be forwarded to Kemper Service Company before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed.

KemperACCESS, the Kemper Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use Kemper ACCESS to get information on Kemper funds generally and on accounts held directly at Kemper. You can also use it to make exchanges and sell shares.

EXPRESS-Transfer lets you set up a link between a Kemper account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House
(ACH) services. Transactions take two to three days to be completed, and there is a $100 minimum. To set up
EXPRESS-Transfer on a new account, see the account application; to add it to an existing account, call (800)
621-1048.

Share certificates are available on written request.
However, we don't recommend them unless you want them for a specific purpose, because they can only be sold by mailing them in, and if they're ever lost they're difficult and expensive to replace.

When you call us to sell shares, we may record the call, ask you for certain information or take other steps designed to prevent fraudulent orders. It's important to understand that as long as we take reasonable steps to ensure that an order appears genuine, we are not responsible for any losses that may occur.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are normally completed within 24 hours. The funds can only send or accept wires of $1,000 or more.

Exchanges among Kemper funds are an option for most shareholders. Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

The Kemper Web site can be a valuable resource for shareholders with Internet access. Go to www. kemper.com to get up-to-date information, review balances or even place orders for exchanges.

When you want to sell more than $50,000 worth of shares, or send the proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public.

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for -- whichever results in the lowest charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one Kemper fund into another don't affect CDSCs: for each investment you make, the date you first bought Kemper shares is the date we use to calculate a CDSC on that particular investment.

There are certain cases in which you may be exempt from a CDSC. These include:

o the death or disability of an account owner (including a joint owner)

o withdrawals made through a systematic withdrawal plan.
  Such withdrawals may be made at a maximum of 10% per year of the net asset value of the account.

o withdrawals related to certain retirement or benefit plans

o redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial representative or Kemper can answer your questions and help you determine if you are eligible.

If you sell shares in a Kemper fund and then decide to invest with Kemper again within six months, you can take of advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a Kemper fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Kemper.
You'll also be reimbursed (in the form of fund shares) for any CDSC you paid when you sold your shares. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy
Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares.
To take advantage of this feature, contact Kemper or your financial representative.

Money from shares you sell is normally sent out within one business day of when your order is received in proper form, although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

How the fund calculates share price

For the fund in this prospectus, the price at which you buy shares is as follows:

Class A shares -- net asset value per share, or NAV, adjusted to allow for any applicable sales charges (see
"Choosing A Share Class")

Class B and Class C shares -- net asset value per share, or NAV

To calculate NAV, each share class of each fund uses the following equation:

     TOTAL ASSETS - TOTAL LIABILITIES
   -------------------------------------   =   NAV
    TOTAL NUMBER OF SHARES OUTSTANDING

For each share class in this prospectus, the price at which you sell shares is also the NAV, although a contingent deferred sales charge may be taken out of the proceeds (see
"Choosing A Share Class").

We typically use market prices to value securities.
However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the fund's Board. In such a case, the fund's value for a security is likely to be different from quoted market prices.

Other rights we reserve

For the fund in this prospectus, you should be aware that we may do any of the following:

o withhold 31% of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o charge you $9 each calendar quarter if your account balance is below $1,000 for the entire quarter; this policy doesn't apply to most retirement accounts or if you have an automatic investment plan

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

Understanding Distributions And Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

The fund intends to pay dividends and distributions to its shareholders in December, and if necessary may do so at other times as needed.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of the fund earnings you receive, and your own fund transactions, generally depends on their type:


 Generally taxed at ordinary income rates
 -------------------------------------------------------
 o  short-term capital gains from selling fund shares
 -------------------------------------------------------
 o  income dividends you receive from a fund
 -------------------------------------------------------
 o  short-term capital gains distributions received from a
    fund
 -------------------------------------------------------

 Generally taxed at capital gains rates
 -------------------------------------------------------
 o  long-term capital gains from selling fund shares
 -------------------------------------------------------
 o  long-term capital gains distributions received from a
    fund
 -------------------------------------------------------

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received.
They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before the fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Corporations may be able to take a dividends- received deduction for a portion of income dividends they receive.

  Notes

  Notes

To Get More Information

Shareholder reports -- These include commentary from the fund's management team about recent market conditions and the effects of a fund's strategies on its performance. For the fund, they also have detailed performance figures, a list of everything the fund owns, and the fund's financial statements. Shareholders get these reports automatically. To reduce costs, we may mail one copy per household. For more copies, call (800) 621-1048.

Statement of Additional Information (SAI) -- This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, or if you're a shareholder and have questions, please contact Kemper or the SEC (see below). Materials you get from Kemper are free; those from the SEC involve a copying fee. If you like, you can look over these materials in person at the SEC's Public Reference Room in Washington, DC.

SEC
450 Fifth Street, N.W.
Washington, DC 20549-6009
www.sec.gov
Tel (800) SEC-0330

Kemper Funds
222 South Riverside Plaza
Chicago, IL 60606-5808
www.kemper.com
Tel (800) 621-1048


SEC File Numbers
Kemper Small Cap Relative Value Fund   811-08393





Principal Underwriter
Kemper Distributors, Inc.
222 South Riverside Plaza Chicago, IL 60606-5808 www.kemper.com E-mail info@kemper.com
Tel (800) 621-1048


[LOGO]KEMPER FUNDS
Long-term investing in a short-term world(SM)

                       STATEMENT OF ADDITIONAL INFORMATION
                                February 1, 2000


                               Kemper Equity Trust
           Kemper-Dreman Financial Services Fund ("Financial Services
                                     Fund")

                             Kemper Securities Trust
            Kemper Small Cap Relative Value Fund ("Small Cap Relative

                                  Value Fund")
           Kemper U.S. Growth and Income Fund ("U.S. Growth and Income
                                     Fund")


                            Kemper Value Series, Inc.
                   Kemper Contrarian Fund ("Contrarian Fund")
           Kemper-Dreman High Return Equity Fund ("High Return Equity
                                     Fund")
              Kemper Small Cap Value Fund ("Small Cap Value Fund")

                               Value Equity Trust
                        Kemper Value Fund ("Value Fund")



               222 South Riverside Plaza, Chicago, Illinois 60606
                                 1-800-621-1048



                                TABLE OF CONTENTS

INVESTMENT RESTRICTIONS........................................................2
INVESTMENT POLICIES AND TECHNIQUES.............................................4
PORTFOLIO TRANSACTIONS........................................................18
INVESTMENT MANAGER  AND UNDERWRITER...........................................20
PURCHASE, REPURCHASE AND REDEMPTION OF SHARES.................................31
NET ASSET VALUE...............................................................43
DIVIDENDS AND TAXES...........................................................44
PERFORMANCE...................................................................49
OFFICERS AND BOARD MEMBERS....................................................52
SHAREHOLDER RIGHTS............................................................59



This Statement of Additional Information is not a prospectus. It is the combined Statement of Additional Information for each of the funds (the "Funds") listed above. It should be read in conjunction with the combined prospectus of the Funds dated February 1, 2000. The prospectus may be obtained without charge from the Funds by calling the number listed above or the firm from which the prospectus was obtained and is also available along with other related materials on the SEC's Internet web site (http://www.sec.gov). The Funds' Annual Reports dated September 30 for the Small Cap Relative Value Fund, U.S. Growth and Income Fund and Kemper Value Fund, November 30 for the Contrarian Fund, Financial Services Fund, High Return Equity Fund and Small Cap Value Fund are incorporated by reference into and are hereby deemed to be a part of this Statement of Additional Information, and may be obtained by calling 1-800-621-1048.

INVESTMENT RESTRICTIONS

Each Fund has adopted certain fundamental investment restrictions which cannot be changed without approval of a majority of its outstanding voting shares. As defined in the Investment Company Act of 1940, as amended (the "1940 Act"), this means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.


Each Fund other than the Financial Services Fund has elected to be classified as a diversified series of an open-end investment company; the Financial Services Fund has elected to be classified as a non-diversified series of an open-end investment company.

A Fund may not, as a fundamental policy:

1. Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

2. Issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3. Concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

4. Make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

5. Purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investment secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate as acquired as a result of the Fund's ownership of securities.

6.   Purchase   physical   commodities   or   contracts   relating  to  physical
     commodities.

7. Engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. Each Fund has adopted the following non-fundamental restrictions, which may be changed by the Board without shareholder approval.


With regard to Item 5 for Financial Services Fund, to the extent the Fund holds real estate acquired as a result of the Fund's ownership of securities, such holdings would be subject to the Fund's non-fundamental investment restriction on illiquid securities.


Engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

The Contrarian Fund, High Return Equity Fund, and Small Cap Value Fund may not, as a non-fundamental policy:

1. Invest for the purpose of exercising control over management of any company.

2. Purchase securities on margin or make short sales of securities, provided that the Funds may enter into futures contracts and related options and make initial and variation margin deposits in connection therewith.

3. Mortgage, pledge, or hypothecate any assets except in connection with borrowings in amounts not in excess of the lesser of the amount borrowed or 10% of the value of its total assets at the time of such borrowing; provided that the Funds may enter into futures contracts and related options. Optioned securities are not considered to be pledged for purposes of this limitation.

4. Invest more than 10% of the value of its net assets in illiquid securities, including restricted securities and repurchase agreements with remaining maturities in excess of seven days, and other securities for which market quotations are not readily available.

5.   Invest in oil, gas or mineral exploration or development programs.


6. Purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets.


7. Enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit.


The Financial Services Fund may not, as a non-fundamental policy:

1. Invest for the purpose of exercising control over management of any company.

2.   Invest more than 15% of the value of its net assets in illiquid securities.

3. Purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets.


4. Enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit.


The Small Cap Relative Value Fund may not, as a non-fundamental policy:

1. Invest for the purpose of exercising control over management of any company.


2.   Invest more than 15% of the value of its net assets in illiquid securities.

3. Mortgage, pledge or hypothecate any assets except in connection with borrowings or in connection with options and futures contracts.

4. Purchase securities on margin or make short sales of securities, provided that the Funds may enter into futures contracts and related options and make initial and variation margin deposits in connection therewith.
5. Purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets.


6. Enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit.


The U.S. Growth and Income Fund and Value Fund may not, as a non-fundamental policy:

1. Borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund's registration statement which may be deemed to be borrowings;

2. Enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

3. Purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

4. Purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

5. Enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

6. Purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

7. Lend portfolio securities in an amount greater than 30% of its total assets.

8. Purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets.

9. Enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

INVESTMENT POLICIES AND TECHNIQUES

General.

While it is anticipated that under normal circumstances all Funds will be fully invested, in order to conserve assets during temporary defensive periods when the Advisor deems it appropriate, each of Contrarian Fund, High Return Equity Fund, Small Cap Relative Value Fund and Small Cap Value Fund, may invest up to 50% of its assets, and each of Financial Services Fund, U.S. Growth and Income Fund and Value Fund may invest up to 100% of its assets in cash or defensive-type securities, such as high-grade debt securities, securities of the U.S. Government or its agencies and high quality money market instruments, including repurchase agreements. Investments in such interest-bearing securities will be for temporary defensive purposes only.

Common Stocks. Each Fund may invest in common stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors. An investment in common stock entails greater risk of becoming valueless than does an investment in fixed-income securities. Despite the risk of price volatility, however, common stock also offers the greatest potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.

Convertible Securities. Each Fund may invest in convertible securities which may offer higher income than the common stocks into which they are convertible. The convertible securities in which a Fund may invest include bonds, notes, debentures and preferred stocks which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to both nonconvertible debt securities and equity securities. While convertible securities generally offer lower yields than nonconvertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities generally entail less credit risk than the issuer's common stock.


Repurchase Agreements. Each Fund may invest in repurchase agreements, under which it acquires ownership of a security and the broker-dealer or bank agrees to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the Fund's holding period. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon. In addition, the Fund must take physical possession of the security or receive written confirmation of the purchase and a custodial or safekeeping receipt from a third party or be recorded as the owner of the security through the Federal Reserve Book-Entry System. Repurchase agreements will be limited to transactions with financial institutions believed by the Advisor to present minimal credit risk (for the U.S. Growth and Income Fund, those determined by the Advisor to be at least as high in credit quality as that of other obligations the Fund may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody's Investor Services, Inc. ("Moody's") or Standard & Poor's Ratings Services ("S&P"). The Advisor will monitor on an on-going basis the creditworthiness of the broker-dealers and banks with which the Funds may engage in repurchase agreements. Repurchase agreements maturing in more than seven days will be considered as illiquid for purposes of each Fund's limitation on illiquid securities.

Foreign Securities. Contrarian Fund, High Return Equity Fund, Financial Services Fund , Small Cap Relative Value Fund and Small Cao Value Fund each invests primarily in securities that are publicly traded in the United States; but, has discretion to invest a portion of its assets in foreign securities that are traded principally in securities markets outside the United States. Contrarian Fund, High Return Equity Fund , Small Cap Relative Value Fund and Small Cap
Value Fund each may invest up to 20% of assets in securities of foreign companies through the acquisition of American Depository Receipts ("ADRs"), which are bought and sold in the United States as well as through the purchase of securities of foreign companies that are publicly traded in the United States and the purchase of securities of foreign companies that are traded principally in securities markets outside the United States. Financial Services Fund may invest up to 30% of its total assets in foreign securities. In connection with its foreign securities investments, each Fund may, to a limited extent, engage in foreign currency exchange, options and futures transactions as a hedge and not for speculation. Additional information concerning foreign securities and related techniques is contained under "Additional Investment Information."


Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect a Fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange (the "Exchange") and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges although a Fund will endeavor to achieve the most favorable net results on their portfolio transactions. Further, a Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. It may be more difficult for a Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S. thereby increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Delivery of securities without payment is required in some foreign markets. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of withholding or confiscatory taxes, political, social, or economic instability, or diplomatic developments which could affect U.S. investments in those countries. Investments in foreign securities may also entail certain risks, such as possible currency blockages or transfer restrictions, and the difficulty of enforcing rights in other countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self'-sufficiency and balance of payments position.

These considerations generally are more of a concern in developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in those countries than in developed countries. The management of each Fund seeks to mitigate the risks associated with these considerations through diversification and active professional management. Although investments in companies domiciled in developing countries may be subject to potentially greater risks than investments in developed countries, a Fund will not invest in any securities of issuers located in developing countries if the securities, in the judgment of the Advisor, are speculative.

Investments in foreign securities usually will involve currencies of foreign countries. Moreover, a Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and the value of the assets for a Fund, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. Although a Fund values its assets daily in terms of U.S. dollars, a Fund does not intend to convert its holdings of foreign currencies, if any, into U.S. dollars on a daily basis. A Fund may do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer. A Fund will conduct its foreign currency exchange transactions, if any, either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward foreign currency exchange contracts.

To the extent that a Fund invests in foreign securities, a Fund's share price could reflect the movements of both the different stock and bond markets in which it is invested and the currencies in which the investments are denominated: the strength or weakness of the U.S. dollar against foreign currencies could account for part of a Fund's investment performance.


Emerging Markets. While Contrarian Fund's, High Return Equity Fund's, Small Cap Relative Value Fund's and Small Cap Value Fund's investments in foreign securities will be principally in developed countries, each Fund may make investments in developing or "emerging" countries, which involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for a Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, a Fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The Advisor believes that these characteristics can be expected to continue in the future.


Many of the risks described above relating to foreign securities generally will be greater for emerging markets than for developed countries. For instance, economies in individual developing markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging markets have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain developing markets. Economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries with which they trade. Also, the securities markets of developing countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure, regulatory and accounting standards in many respects are less stringent than in the United States and other developed markets. There also may be a lower level of monitoring and regulation of developing markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States; this is particularly true with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such settlement problems may cause emerging market securities to be illiquid. The inability of a Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Certain emerging markets may lack clearing facilities equivalent to those in developed countries. Accordingly, settlements can pose additional risks in such markets and ultimately can expose the Fund to the risk of losses resulting from a Fund's inability to recover from a counterparty.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading securities may cease or may be substantially curtailed and prices for a Fund's portfolio securities in such markets may not be readily available. At such times a Fund's portfolio securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

Investment in certain emerging market securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market securities and increase the costs and expenses of a Fund. Emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments, the market could impose temporary restrictions on foreign capital remittances.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Fund's investments in the securities of privatized enterprises may include privately negotiated investments in a government- or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatization will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization of management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Depository Receipts. Each Fund except for Financial Services Fund (which may invest up to 30% in such securities), U.S. Growth and Income Fund and Value Fund may invest up to 20% of its assets in securities of foreign companies through the acquisition of American Depository Receipts ("ADRs") as well as through the purchase of securities of foreign companies that are publicly traded in the United States and,the purchase of foreign companies that are traded principally in securities markets outside the United States. ADRs are bought and sold in the United States and are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in the domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers, such as changes in foreign currency exchange rates. However, by investing in ADRs rather than directly in foreign issuers' stock, the Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs.

Borrowing. Each Fund other than U.S. Growth and Income, Small Cap Relative Value and Financial Services Fund is authorized to borrow from banks in amounts not in excess of 10% of their respective total assets (U.S. Growth and Income is authorized to borrow from banks in amounts not in excess of 5% of its total assets, Small Cap Relative Value Fund is authorized to borrow from banks in amounts not in excess of one-third (1/3) of its total assets and Financial Services Fund is not authorized to borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund's registration statement which may be deemed to be borrowings), although they do not presently intend to do so. If, in the future, they do borrow from banks, they would not purchase additional securities at any time when such borrowings exceed 5% of their respective net assets.


Small Cap Securities. Investments in securities of companies with small market capitalizations are generally considered to offer greater opportunity for appreciation and to involve greater risks of depreciation than securities of companies with larger market capitalizations. Since the securities of such companies are not as broadly traded as those of companies with larger market capitalizations, these securities are often subject to wider and more abrupt fluctuations in market price.

Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, a lower degree of liquidity in the markets for such stocks compared to larger capitalization stocks, and the greater sensitivity of small companies to changing economic conditions. In addition to exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Investors should therefore expect that the share value of the Small Cap Value Fund and the Small Cap Relative Value Fund may be more volatile than the shares of a fund that invests in larger capitalization stocks.


Real Estate Investment Trusts. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of the Fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.


Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.


Investment Company Securities. Each Fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index or a specific portion of an index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.


Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.


Debt Securities. A Fund may invest in debt securities with varying degrees of credit quality. High quality bonds (rated AAA or AA by S&P or Aaa or Aa by Moody's) characteristically have a strong capacity to pay interest and repay principal. Medium investment-grade bonds (rated A or BBB by S&P or A or Baa by Moody's) are defined as having adequate capacity to pay interest and repay principal. In addition, certain medium investment-grade bonds are considered to have speculative characteristics. The Financial Services Fund may invest up to 5% of its assets in debt securities which are rated below investment-grade (hereinafter referred to as "low-rated securities") or which are unrated, but deemed equivalent to those rated below investment-grade by the Advisor . The Value Fund may invest up to 20% of its assets in debt securities rated below investment-grade but will invest no more than 10% of its assets in securities rated B or lower by Moody's or by S&P and may not invest more than 5% of its assets in securities which are rated C by Moody's or D by S&P or of equivalent quality as determined by the Advisor. These are commonly referred to as "junk bonds." The lower the ratings of such debt securities, the greater their risks render them like equity securities. For a more complete description of the risks of such high yield/high risk securities, please refer to "Other Considerations."

Illiquid Securities. Each Fund may occasionally purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities," "not readily marketable," or "illiquid" restricted securities, i.e., which cannot be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") or the availability of an exemption from registration (such as Rules 144 or 144A) or because they are subject to other legal or contractual delays in or restrictions on resale. The Contrarian Fund, High Return Equity Fund and Small Cap Value Fund will not invest more than 10%, and the Small Cap Relative Value Fund, U.S Growth and Income Fund and Financial Services Fund will not invest more than 15%, of the value of their net assets in illiquid securities.


The absence of a trading market can make it difficult to ascertain a market value for illiquid securities. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. A Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. Also market quotations are less readily available. The judgment of the Advisor may at times play a greater role in valuing these securities than in the case of illiquid securities.

Generally speaking, restricted securities may be sold in the U.S. only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the 1933 Act. A Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public, and in such event a Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.

Zero Coupon Securities. Value Fund, U.S. Growth and Income Fund and Financial Services Fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in the market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities and pay-in-kind bonds involve additional special considerations. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified cash payment date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amount or par value. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities paying interest currently having similar maturities and credit quality. Zero coupon, pay-in-kind or deferred interest bonds carry additional risk in that, unlike bonds that pay interest throughout the period to maturity, a Fund will realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, a Fund may obtain no return at all on its investment.

Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income
Growth Receipts" (TIGRS(TM)) and Certificate of Accrual on Treasuries (CATS(TM)). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Fund, most likely will be deemed the beneficial holder of the underlying U.S. Government securities.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself (see "TAXES").

Reverse Repurchase Agreements. In a reverse repurchase agreement, a Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain liquid assets in a segregated custodial account to cover its obligation under the agreement. Each Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Advisor. Such transactions may increase fluctuations in the market value of a Fund's assets and may be viewed as a form of leverage.


Strategic Transactions And Derivatives. Each Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the Fund's portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic
Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to
Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of
factors   including  the
imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.


General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."


A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.


With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.


Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its net assets in illiquid securities.


If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

The Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.


The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.


General Characteristics of Futures. The Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Fund's use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.


Currency Transactions. The Fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.


The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.


To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Fund's securities denominated in correlated currencies. For example, if the Advisor considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the Advisor believes that the value of schillings will decline against the U.S. dollar, the Advisor may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as the Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.


Eurodollar Instruments. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.


Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.


Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid assets denominated in that currency equal to the Fund's obligations or to segregate cash or liquid assets equal to the amount of the Fund's obligation.

OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

Strategic  Transactions  may be covered  by other  means  when  consistent  with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash or liquid assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.


Lending Portfolio Securities. A Fund may lend its portfolio securities to brokers, dealers and institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its securities, a portfolio can increase its income by the receipt of interest on the loan. Any gain or loss in the market value of the securities loaned that might occur during the term of the loan would accrue to the Fund. Securities' loans will be made on terms which require that (a) the borrower pledge and maintain (on a daily basis) with the Fund collateral consisting of cash, a letter of credit or United States Government securities having a value at all times not less than 100% of the value of the securities loaned, (b) the loan can be terminated by the Fund at any time, (c) the Fund receives reasonable interest on the loan which may include the Fund's investing any cash collateral in interest bearing short-term investments), and (d) any distributions on the loaned securities must be paid to the Fund. the U.S. Growth and Income Fund will not lend its securities if, as a result, the aggregate of such loans exceeds 30%of the value of the Fund's total assets. Loan arrangements made by a Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. All relevant facts and circumstances, including the credit worthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors or Board of Trustees, as applicable. While voting rights may pass with the loaned securities, if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Each Fund (except for U.S. Growth and Income Fund) does not intend to lend any of its securities if as a result more than 5% of the net assets of the Fund would be on loan.

Warrants. Each Fund may invest in warrants, but U.S. Growth and Income Fund and Value Fund may invest in warrants up to 5% of the value of respective total assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

Other Considerations. As reflected previously, the Financial Services Fund and the Value Fund may invest a portion of their assets in fixed income securities that are in the lower rating categories of recognized rating agencies or are non-rated, commonly referred to as "junk bonds." These lower rated or non-rated fixed income securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

The market values of such securities tend to reflect individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower rated securities also tend to be more sensitive to economic conditions than are higher rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower rated bonds may depress the prices for such securities. These and other factors adversely affecting the market value of high yield securities will adversely affect a Fund's net asset value. Although some risk is inherent in all securities ownership, holders of fixed income securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in fixed income securities generally entails less risk than an investment in common stock of the same issuer.

High yield securities frequently are issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or a corporate takeover. Companies that issue such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or recession, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Financial Services Fund may from time to time purchase securities on a "when-issued" or "forward delivery" basis for payment and delivery at a later date. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities takes place at a later date. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is the Fund's intention to be fully invested to the extent practicable and subject to the policies stated above. While when-issued or forward delivery securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. At the time of settlement, the market value of the when-issued or forward delivery securities may be more or less than the purchase price. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis.

PORTFOLIO TRANSACTIONS

Brokerage Commissions.


Allocation of brokerage is supervised by the Advisor.

The primary objective of the Advisor in placing orders for the purchase and sale of securities for a Fund is to obtain the most favorable net results, taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through the familiarity of Scudder Investor Services, Inc. ("SIS") with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

A Fund's purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

When it can be done consistently with the policy of obtaining the most favorable net results, it is the Advisor's practice to place such orders with broker/dealers who supply brokerage and research services to the Advisor or a Fund. The term "research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions, if applicable, for a Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research services. The Advisor has negotiated arrangements, which are not applicable to most fixed-income transactions, with certain broker/dealers pursuant to which a broker/dealer will provide research services to the Advisor or a Fund in exchange for the direction by the Advisor of brokerage transactions to the broker/dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. The Advisor may place orders with a broker/dealer on the basis that the broker/dealer has or has not sold shares of a Fund. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

To the maximum extent feasible, it is expected that the Advisor will place orders for portfolio transactions through SIS, which is a corporation registered as a broker-dealer and a subsidiary of the Advisor. SIS will place orders on behalf of a Fund with issuers, underwriters or other brokers and dealers. SIS will not receive any commission, fee or other remuneration from a Fund for this service.

Although certain research, market and statistical information from broker/dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements the Advisor's own research effort since the information must still be analyzed, weighed, and reviewed by the Advisor's staff. Such information may be useful to the Advisor in providing services to clients other than a Fund, and not all such information is used by the Advisor in connection with a Fund. Conversely, such information provided to the Advisor by broker/dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to a Fund.


The Trustees or Directors review, from time to time, whether the recapture for the benefit of a Fund of some portion of the brokerage commissions or similar fees paid by a Fund on portfolio transactions is legally permissible and advisable.


Dreman Value Management, L.L.C.


Under the sub-advisory agreement between the Advisor and Dreman Value Management, L.L.C. ("DVM"), DVM places all orders for purchases and sales of Financial Services Fund's and High Return Equity Fund's securities. At times investment decisions may be made to purchase or sell the same investment securities of a Fund and for one or more of the other clients managed by DVM. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security through the same trading facility, the transactions are allocated as to amount and price in a manner considered equitable to each. Position limits imposed by national securities exchanges may restrict the number of options a Fund will be able to write on a particular security.

The above mentioned factors may have a detrimental effect on the quantities or prices of securities, options or future contracts available to a Fund. On the other hand, the ability of a Fund to participate in volume transactions may produce better executions for a Fund in some cases. DVM, in effecting purchases and sale of portfolio securities for the account of a Fund, will implement a Fund's policy of seeking best execution of orders. DVM may be permitted to pay higher brokerage commissions for research services as described below. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services, which include execution, financial responsibility, responsiveness, clearance procedures, wire service quotations and statistical and other research information provided to a Fund and DVM. Subject to seeking best execution of an order, brokerage is allocated on the basis of all services provided. Any research benefits derived are available for all clients of DVM. In selecting among firms believed to meet the criteria for handling a particular transaction, DVM may give consideration to those firms that have sold or are selling shares of a Fund and of other funds managed by the Advisor and its affiliates, as well as to those firms that provide market, statistical and other research information to a Fund and DVM, although DVM is not authorized to pay higher commissions to firms that provide such services, except as described below.

DVM may in certain instances be permitted to pay higher brokerage commissions solely for receipt of market, statistical and other research services as defined in Section 28(e) of the Securities Exchange Act of 1934 and interpretations thereunder. Such services may include among other things: economic, industry or company research reports or investment recommendations; computerized databases; quotation and execution equipment and software; and research or analytical computer software and services. Where products or services have a "mixed use," a good faith effort is made to make a reasonable allocation of the cost of products or services in accordance with the anticipated research and non-research uses and the cost attributable to non-research use is paid by DVM in cash. Subject to Section 28(e) and procedures adopted by the Board, a Fund could pay a firm that provides research services commissions for effecting a securities transaction for a Fund in excess of the amount other firms would have charged for the transaction if DVM determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing firm viewed in terms either of a particular transaction or DVM's overall responsibilities to a Fund and other clients. Not all of such research services may be useful or of value in advising a Fund. Research benefits will be available for all clients of DVM. The sub-advisory fee paid by the Advisor to DVM is not reduced because these research services are received.


Brokerage Commissions

The table below shows total brokerage commissions paid by the Funds for the last three fiscal years or periods, as applicable and for the most recent fiscal year, the percentage thereof that was allocated to firms based upon research information provided. The information for Small Cap Relative Value Fund, Financial Services Fund and U.S. Growth and Income Fund is provided for the periods since each Fund's commencement of operations, as noted below..


                                                        Allocated to firms  based
Fund                                   Fiscal 1999      on Research in Fiscal 1999       Fiscal 1998         Fiscal 1997*
----                                   -----------         -----------------------       -----------         ------------
Contrarian Fund                           $630,729            80.88%                       $284,000            $243,000

Financial Services Fund                   $103,197            78.42%                     $116,000**                $n/a

High Return Equity Fund                 $5,168,172            79.96%                     $2,979,000          $1,432,000

Small Cap Value Fund                    $1,309,151            82.76%                     $1,638,000          $1,339,000

Small Cap Relative Value Fund               $5,126            99.41%                       $2,000**                 N/A

U.S. Growth and Income Fund                $46,597            86.48%                     $18,223***                $n/a

Value Fund                           $1,084,754.83            85.30%                       $344,034            $354,337


* January 1, 1997 - November 30, 1997 for Contrarian Fund, Financial Services Fund, High Return Equity Fund and Small Cap Value fund..

**   From March 9, 1998 through November 30, 1998

***  From January 30, 1998 through September 30, 1998.


INVESTMENT MANAGER AND UNDERWRITER


INVESTMENT MANAGER. Scudder Kemper Investments, Inc., ("Scudder Kemper" or the "Advisor") 345 Park Avenue, New York, New York, is the investment manager of each Fund. The Advisor is approximately 70% owned by Zurich Financial Services, Inc., a newly formed global insurance and financial services company. Pursuant to an investment management agreement, Scudder Kemper Investments, Inc. acts as the investment Advisor of each Fund, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services, and permits any of its officers or employees to serve without compensation as Board members or officers of the Funds if elected to such positions. The investment management agreement provides that each Fund pays the charges and expenses of its operations, including the fees and expenses of the directors (except those who are affiliates of the Advisor or its affiliates), independent auditors, counsel, custodian and transfer agent and the cost of share certificates, reports and notices to shareholders, brokerage commissions or transaction costs, costs of calculating net asset value and maintaining all accounting records related thereto, taxes and membership dues. Each Fund bears the expenses of registration of its shares with the SEC, and effective January 1, 2000, pays the cost of qualifying and maintaining the qualification of each Fund's shares for sale under the securities laws of the various states ("Blue Sky expenses"). Prior to January 1, 2000, Kemper Distributors Inc. ("KDI"), as principal underwriter, paid the Blue Sky expenses.

AdvisorResponsibility for overall management of each Fund rests with its Board members and officers. Professional investment supervision is provided by the Advisor. The investment management agreements provide that the AdvisorAdvisor shall act as each Fund's investment Advisor, manage its investments and provide it with various services and facilities.

At December 31, 1997, pursuant to the terms of an agreement, Scudder, Stevens & Clark, Inc. ("Scudder") and Zurich Insurance Company ("Zurich") formed a new global organization by combining Scudder with Zurich Kemper Investments, Inc., a former subsidiary of Zurich and former investment manager of the Funds, and Scudder changed it name to Scudder Kemper Investments, Inc. As a result of the transaction, Zurich owned approximately 70% of the Advisor, with the balance owned by the Advisor's officers and employees.

On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in the Advisor) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services, Inc. By way of a dual holding company structure, former Zurich shareholder initially owned approximately 57% of Zurich Financial Services, Inc., with the balance initially owned by former B.A.T shareholders.

Upon consummation of this transaction, the Funds' existing investment management agreements with the Advisor was deemed to have been assigned and, therefore, terminated. The Board has approved new investment management agreements (the "Agreements") with the Advisor, which are substantially identical to the current investment management agreements, except for the dates of execution and termination. These Agreements became effective upon the termination of the then current investment management agreements and were approved by shareholders at a special meeting.

Each Agreement will continue in effect until September 30, 2000 and from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Advisor or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of the Fund. Each Agreements may be terminated at any time without payment of penalty by either party on sixty days' notice and automatically terminates in the event of its assignment.

The Advisor maintains a large research department, which conducts ongoing studies of the factors that affect the position of various industries, companies and individual securities. In this work, the Advisor utilizes certain reports and statistics from a wide variety of sources, including brokers and dealers who may execute portfolio transactions for each Fund and for clients of the Advisor, but conclusions are based primarily on investigations and critical analyses by its own research specialists.


Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view toward achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same date. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.

Under the Agreements, the Advisor provides each Fund with continuing investment management for each Fund's portfolio consistent with each Fund's investment objectives, policies and restrictions and determines what securities shall be purchased for the portfolio of each Fund, what portfolio securities shall be held or sold by each Fund and what portion of each Fund's assets shall be held uninvested, subject always to the provisions of the Trust's Declaration of Trust and By-Laws, the 1940 Act and the Code and to each Fund's investment objectives, policies and restrictions and subject, further, to such policies and instructions as the Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of each Fund.


The Advisor also renders significant administrative services (not otherwise provided by third parties) necessary for each Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to each Fund (such as a Fund's transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of a Fund's federal, state and local tax returns; preparing and filing a Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of a Fund under applicable federal and state securities laws; maintaining each Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Fund's operating budget; processing the payment of each Fund's bills; assisting each Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of the Trustees or Directors.

The Advisor pays the compensation and expenses of all Trustees or Directors, officers and executive employees of the Trust or Corporation, as applicable, affiliated with the Advisor and makes available, without expense to the Trust or Corporation, the services of such Trustees or Directors, officers and employees of the Advisor as may duly be elected officers or Trustees or Directors of the Trust or Corporation, subject to their individual consent to serve and to any limitations imposed by law, and provides the Trust's or Corporation's office space and facilities, as applicable.


Under the Agreements each Fund is responsible for all of its other expenses including organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; the calculation of net asset value; taxes and governmental fees; the fees and expenses of the transfer agent; the cost of preparing stock certificates and any other expenses including clerical expenses of issue, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Trust who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. Each Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of each Fund. Each Fund is also responsible for its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

The Agreements expressly provide that the Advisor shall not be required to pay a pricing agent of each Fund for portfolio pricing services, if any.

In reviewing the terms of the Agreements and in discussions with the Advisor concerning such Agreements, the Trustees of the Trust who are not "interested persons" of the Trust have been represented by Vedder, Price, Kaufman & Kammholz, as independent counsel at each Fund's expense.

The Agreements provide that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Agreements relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreements.

Officers and employees of the Advisor from time to time may have transactions with various banks, including a Fund's custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

None of the officers or Trustees of the Trust may have dealings with the Trust as principals in the purchase or sale of securities, except as individual subscribers or holders of shares of the Trust.

Employees of the Advisor and certain of its subsidiaries are permitted to make personal securities transactions, subject to requirements and restrictions set forth in the Advisor's Code of Ethics. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the Fund. Among other things, the Code of Ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

The current investment management fee rates are payable monthly at the annual rates shown below:



                                                            Financial        High Return          Small Cap
   Average Daily Net Assets        Contrarian Fund        Services Fund       Equity Fund        Value  Fund
   ------------------------        ---------------        -------------       -----------        -----------
$0 - $250 million                        0.75%                0.75%              0.75%               0.75%
$250 million - $1 billion                0.72                 0.72               0.72                0.72
$1 billion - $2.5 billion                0.70                 0.70               0.70                0.70
$2.5 billion - $5 billion                0.68                 0.68               0.68                0.68
$5 billion - $7.5 billion                0.65                 0.65               0.65                0.65
$7.5 billion - $10 billion               0.64                 0.64               0.64                0.64
$10 billion - $12.5 billion              0.63                 0.63               0.63                0.63
Over $12.5 billion                       0.62                 0.62               0.62                0.62






                                   Small Cap Relative     U.S. Growth and
   Average Daily Net Assets           Value Fund            Income Fund           Value Fund
   ------------------------           ----------            -----------           ----------
$0 - $250 million                       0.75%                 0.60%                0.70%

$250 million - $500 million             0.72%                 0.57                  0.70

$500 million - $1 billion                0.72                 0.57                  0.65

$1 billion - $2.5 billion                0.70                 0.55                  0.65

$2.5 billion - $5 billion                0.68                 0.53                  0.65

$5 billion - $7.5 billion                0.65                 0.53                  0.65

$7.5 billion - $10 billion               0.64                 0.53                  0.65

$10 billion - $12.5 billion              0.63                 0.53                  0.65

Over $12.5 billion                       0.62                 0.53                  0.65



AdvisorAdvisorThe table below shows the total investment management fees paid by the Funds for the last three fiscal years. The information for Small Cap Relative Value Fund, Financial Services Fund and U.S. Growth and Income Fund is presented for the periods since each Fund's commencement of operations, as noted below.


Fund                                      Fiscal 1999             Fiscal 1998*        Fiscal 1997
----                                      -----------             ------------        -----------

Contrarian Fund                            $x,xxx,xxx                 $xxx,xxx           $903,000

Financial Services Fund                    $x,xxx,xxx               $721,000**                N/A

High Return Equity Fund                   $xx,xxx,xxx              $29,284,000        $12,084,000

Small Cap Value Fund                       $x,xxx,xxx               $8,166,000         $5,160,000

Small Cap Relative Value Fund**                $x,xxx                $3,000***                N/A


U.S. Growth and Income Fund

Value Fund

* Fiscal year end for Small Cap Relative Value Fund, U.S. Growth and Income Fund and Value Fund is 9/30. Fiscal year end for Contrarian Fund, Financial Services Fund, High Return Equity Fund and Small Cap Value Fund is 11/30.


**March 9, 1998 - September  30,  1998***May 6, 1998 - September
30, 1998


FINANCIAL SERVICES FUND AND HIGH RETURN EQUITY FUND SUB- ADVISOR. Dreman Value Management, L.L.C. ("DVM"), Three Harding Road, Red Bank, New Jersey 07701, is the sub- Adviser for the Financial Services Fund and High Return Equity Fund. DVM is controlled by David N. Dreman. DVM serves as sub- Adviser pursuant to the terms of Sub-Advisory Agreements between it and the Advisor. DVM was formed in April 1997 and has served as sub- Adviser for the High Return Equity Fund since August 1997 and for Financial Services Fund since its inception in March, 1998.

Under the terms of the Sub-Advisory Agreements, DVM manages the investment and reinvestment of the Financial Services Fund and High Return Equity Fund's portfolios and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The Advisor pays DVM for its services a sub-advisory fee, payable monthly, at the annual rate of 0.24% of the first $250 million of a Fund's average daily net assets, 0.23% of the average daily net assets between $250 million and $1 billion, 0.224% of average daily net assets between $1 billion and $2.5 billion, 0.218% of average daily net assets between $2.5 billion and $5 billion, 0.208% of average daily net assets between $5 billion and $7.5 billion, 0.205% of average daily net assets between $7.5 billion and $10 billion, 0.202% of average daily net assets between $10 billion and $12.5 billion and 0.198% of the Fund's average daily net assets over $12 billion. In addition, for High Return Equity Fund, The Advisor has guaranteed to pay a minimum of $8 million to DVM during each of the calendar years 2000, 2001 and 2002 that DVM serves as sub- Advisor.


The table below shows the total sub-advisory fees paid by the Funds for the last three fiscal periods.

Fund                                Fiscal 1999           Fiscal 1998             Fiscal 1997*
----                                -----------           -----------             ------------

Financial Services Fund                 $xx,xxx             $86,000**
High Return Equity                   $x,xxx,xxx            $9,776,000             $2,557,000

* For the period August 1997 (beginning of sub-advisory relationship) through November 30, 1997.

**   For the period March 9, 1998  (commencement  of operations) to November 30,
     1998

The Sub-Advisory Agreements provide that DVM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Sub-Advisory Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of DVM in the performance of its duties or from reckless disregard by DVM of its obligations and duties under the Sub-Advisory Agreements.


The Sub-Advisory Agreement for High Return Equity Fund remains in effect until December 31, 2002 unless sooner terminated or not annually approved as described below. Notwithstanding the foregoing, the Sub-Advisory Agreement shall continue in effect through December 31, 2002 and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the directors who are not parties to such agreement or interested persons of any such party except in their capacity as directors of the Fund, and
(b) by the shareholders or the Board of the Fund. The Sub-Advisory Agreement may be terminated at any time upon 60 days' notice by the Advisor or by the Board of the Fund or by majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment or upon termination of the Fund's investment management agreement. DVM may not terminate the Sub-Advisory Agreement prior to July 30, 2000. Thereafter, DVM may terminate the Sub-Advisory Agreement upon 90 days' notice to the Advisor.

The Sub-Advisory Agreement for Financial Services Fund remains in effect until February 1, 2003 unless sooner terminated or not annually approved as described below. Notwithstanding the foregoing, the Sub-Advisory Agreement shall continue in effect through February 1, 2003 and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of KET, and (b) by the shareholders of the Fund or the Board of Trustees of KET. The Sub-Advisory Agreement may be terminated at any time upon 60 days' notice by the Advisor or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment or upon termination of the Fund's investment management agreement. The Sub-Advisor may not terminate the Sub-Advisory

Agreement prior to February 1, 2003. Thereafter, the Sub-Advisor may terminate the Sub-Advisory Agreement upon 90 days' notice to the Advisor.

FUND ACCOUNTING AGENT. Scudder Fund Accounting Corp. ("SFAC"), a subsidiary of Scudder Kemper Investments, Inc., is responsible for determining the daily net asset value per share of the Funds and maintaining all accounting records related thereto. Currently, SFAC receives no fee for its services to the Contrarian, High Return Equity and Small Cap Value Funds; however, subject to Board approval, at some time in the future, SFAC may seek payment for its services to those Funds under its agreement with such Funds. Pursuant to each Fund's accounting agreement, the Financial Services Fund, Small Cap Relative Value Fund, U.S. Growth and Income Fund and Value Fund each pay SFAC an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% of the next $850 million of such assets and 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service. For fiscal year 1999, the Financial Services Fund paid $94,000 in fees to Scudder Fund Accounting Corporation pursuant to the fund accounting agreement, and for the period of March 9, 1998 (commencement of operations) to November 30, 1998, the Financial Services Fund paid $88,000. For the fiscal year ended 1998, Small Cap Relative Value Fund did not pay any fees to SFAC, and for the period January 30, 1998 to September 30, 1998, U.S. Growth and Income Fund paid no fees to SFAC after a waiver of $25,000. For the period ending September 30, 1999, Small Cap Relative Value Fund and U.S. Growth and Income Fund paid SFAC $37,500 and $46,000, respectively. For the fiscal year ended September 30, 1999, Value Fund, consisting of multiple classes of shares, incurred annual fees of $107,935, of which $12,046 was unpaid at September 30, 1999. For the fiscal year ended September 30, 1998, Value Fund, which consisted of multiple classes of shares during such period, incurred annual fees of $50,128, of which $5,562 was unpaid at September 30, 1998.

PRINCIPAL UNDERWRITER. Pursuant to an underwriting and distribution services agreement ("distribution agreement") with each Fund, Kemper Distributors, Inc. ("KDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, and a wholly-owned subsidiary of the Advisor, is the principal underwriter and distributor for the shares of each Fund and acts as agent of each Fund in the continuous offering of its shares. KDI bears all its expenses of providing services pursuant to the distribution agreement, including the payment of any commissions. Each Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and KDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. KDI also pays for supplementary sales literature and advertising costs. KDI may enter into related selling group agreements with various broker-dealers, including affiliates of KDI, that provide distribution services.


Class A Shares. KDI receives no compensation from the Funds as principal underwriter for Class A shares and pays all expenses of distribution of each Fund's Class A shares under the distribution agreement not otherwise paid by dealers or other financial services firms. As indicated under "Purchase of Shares," KDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of each Fund's shares. The following information concerns the underwriting commissions paid in connection with the distribution of each Fund's Class A shares for the periods noted.



                                                                                   Commissions
                                                       Commissions Retained        Underwriter          Commissions Paid to
Fund                                   Fiscal Year        by Underwriter         Paid to All Firms        Affiliated Firms
----                                   -----------        --------------         -----------------        ----------------

Contrarian Fund                         1999               $xx,xxx                $xxx,xxx                  $x,xxx
                                        1998               $52,000                $581,000                  $5,000
                                        1997*              $90,000                $576,000                    $--

Financial Services Fund                 1999            $x,xxx,xxx                $xxx,xxx                $xxx,xxx
                                        1998               $86,000              $3,035,000                    $0

High Return Equity Fund                 1999            $x,xxx,xxx             $xx,xxx,xxx                $xxx,xxx
                                        1998            $2,099,000             $17,133,000                $228,000
                                        1997*           $3,113,000             $13,161,000                $221,000

Small Cap Value Fund                    1999
                                        1998              $233,000              $2,515,000                  $57000
                                        1997*             $584,000              $4,828,000                 $68,000

Small Cap Relative Value Fund           1999
                                        1998**              $1,000                  $3,000                     $0

U.S. Growth and Income Fund             1999                $x,xxx                  $x,xxx                     $x
                                        1998***             $5,000                $292,000                     $0

Value Fund                              1999                $x,xxx                  $x,xxx                     $x
                                        1998               $1,446                 $351,886                     $0




*    Amounts paid from January 1, 1997 through November 30, 1997.

** For the period of May 6, 1998 (commencement of operations) to September 30, 1998.

***  For the period of January 30, 1998 to September 30, 1998.



Class B and C Shares. The Funds have adopted plans under Rule 12b-1 that provides for fees payable as an expense of the Class B shares and Class C shares that are used by KDI to pay for distribution and services for those classes. Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. The table below shows amounts paid in connection with each Funds' Rule 12b-1 Plan during the last three fiscal periods.

For its services under the distribution agreements, KDI receives a fee from each Fund pursuant to a Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of such Fund attributable to Class B shares. This fee is accrued daily as an expense of Class B shares. KDI also receives any contingent deferred sales charges received on redemptions of Class B shares. See "Redemption or Repurchase of Shares-Contingent Deferred Sales Charge-Class B Shares." KDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

For its services under the distribution agreements, KDI receives a fee from each Fund pursuant to a Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of such Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. KDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm and the fee continues until terminated by KDI or a Fund. KDI also receives any contingent deferred sales charges received on redemptions of Class C shares. See "Redemption or Repurchase of Shares--Contingent Deferred Charge--Class C Shares."


Expenses of the Funds and of KDI in connection with the Rule 12b-1 Plans for the Class B and Class C shares are set forth below. A portion of the marketing, sales and operating expenses shown below could be considered overhead expense.


                                                                         Total          Distribution
                                  Distribution      Contingent        Distribution      Fees Paid by
                                   Fees Paid by    Deferred Sales     Fees Paid by       Underwriter
Fund Class          Fiscal          Fund to         Charge to        Underwriter to     to Affiliated
B Shares            Year          Underwriter       Underwriter         Firms               Firms
--------            ----          -----------       -----------         -----               -----

Contrarian Fund     1999           $xxx,xxx       $xxx,xxx            $xxx,xxx               --
                    1998           $648,000       $117,000            $903,000               --
                    1997*          $353,000        $62,000            $989,000               --


Financial           1999           $xxx,xxx       $xxx,xxx            $xxx,xxx
Services Fund
                    1998           $397,000       $122,000          $3,952,000            $33,000


High Return         1999           $xxx,xxx       $xxx,xxx            $xxx,xxx           $xxx,xxx
Equity Fund
                    1998        $13,773,000      2,717,000         $34,050,000               --
                    1997*        $5,477,000       $817,000         $29,872,000               --



Small Cap           1999           $xxx,xxx       $xxx,xxx            $xxx,xxx               --
Value Fund
                    1998         $3,293,000       $857,000          $4,888,000               --
                    1997*        $1,716,000       $221,000          $9,907,000               --




Small Cap          1999                  $0       $xxx,xxx            $xxx,xxx                --
Relative Value
Fund
                  1998**                 $0                            $46,000               --


U.S. Growth and     1999           $xxx,xxx                           $xxx,xxx
Income Fund
                    1998            $12,000          2,000            $256,000


Value Fund          1999           $xxx,xxx                           $xxx,xxx
                    1998            $28,037         $9,480            $674,408               $0




                 Other Distribution Expenses Paid by Underwriter


                                                             Marketing       Misc.
Fund Class          Fiscal    Advertising     Prospectus     and Sales     Operating     Interest
B Shares             Year    and Literature    Printing       Expenses      Expenses     Expense
--------             ----    --------------    --------       --------      --------     -------
Contrarian Fund     1999       $xxx,xxx      $xxx,xxx         $xxx,xxx       $xxx,xxx     $xxx,xxx
                    1998       $119,000       $12,000         $231,000        $54,000     $286,000
                    1997*       $96,000        $7,000         $287,000         $7,000     $166,000


Financial           1999       $xxx,xxx      $xxx,xxx         $xxx,xxx       $xxx,xxx     $xxx,xxx
Services Fund
                    1998       $240,000       $28,000         $597,000        $82,000     $234,000


High Return         1999       $xxx,xxx      $xxx,xxx         $xxx,xxx       $xxx,xxx     $xxx,xxx
Equity Fund
                    1998     $4,192,000      $425,000       $8,215,000     $1,224,000   $6,398,000
                    1997*    $2,812,000      $210,000       $7,887,000       $330,000   $2,538,000



Small Cap           1999       $xxx,xxx      $xxx,xxx         $xxx,xxx       $xxx,xxx     $xxx,xxx
Value Fund
                    1998       $969,000       $94,000       $1,736,000        $80,000   $1,730,000
                    1997*      $867,000       $65,000       $2,409,000        $78,000     $810,000

Small Cap           1999             --            --         $xxx,xxx       $xxx,xxx     $xxx,xxx
Relative Value
Fund
                    1998**           --            --           $1,000         $1,000       $1,000


U.S. Growth and     1999                                      $xxx,xxx       $xxx,xxx     $xxx,xxx
Income Fund
                    1998        $11,000        $1,000          $28,000         $9,000      $10,000


Value Fund          1999                                      $xxx,xxx       $xxx,xxx     $xxx,xxx
                    1998        $11,890        $1,657          $36,916        $12,606      $15,135




                                                                         Total          Distribution
                                  Distribution      Contingent        Distribution      Fees Paid by
                                   Fees Paid by    Deferred Sales     Fees Paid by       Underwriter
Fund Class          Fiscal          Fund to         Charge to        Underwriter to     to Affiliated
B Shares            Year          Underwriter       Underwriter         Firms               Firms
--------            ----          -----------       -----------         -----               -----
Contrarian Fund       1999           x,xxxx         x,xxxx             x,xxxx              x,xxxx
                      1998          $70,000         $3,000            $73,000                  --
                      1997*         $29,000         $2,000            $38,000                  --

Financial             1999         $xxx,xxx       $xxx,xxx           $xxx,xxx
Services Fund
                      1998          $60,000         $7,000             $2,000              $2,000

High Return           1999          xx,xxxx         x,xxxx             x,xxxx              x,xxxx
Equity Fund
                      1998       $2,588,000       $105,000         $2,886,000                  --
                      1997         $901,000        $31,000         $1,417,000                  --

Small Cap             1999           xx,xxx         xx,xxx             xx,xxx              xx,xxx

Value Fund
                      1998         $803,000        $40,000           $984,000                  --
                      1997*        $392,000        $22,000           $677,000                  --

Small Cap             1999*             $0             --                 --                   --
Relative Value
Fund**
                      1998              $0             --                 --                   --

U.S. Growth and       1999         $xxx,xxx                          $xxx,xxx
Income Fund
                      1998          $12,000          2,000           $256,000

Value Fund            1999         $xxx,xxx                          $xxx,xxx
                      1998           $4,063           $127             $2,833                  $0







                 Other Distribution Expenses Paid by Underwriter


                                                            Marketing        Misc.
Fund Class         Fiscal   Advertising     Prospectus      and Sales     Operating       Interest
B Shares             Year    and Literature    Printing       Expenses      Expenses       Expense
--------             ----    --------------    --------       --------      --------       -------
Contrarian Fund       1999        x,xxxx         x,xxxx           x,xxxx       x,xxxx       x,xxxx
                      1998       $22,000         $2,000          $44,000      $16,000      $17,000
                      1997*      $12,000         $1,000          $35,000       $9,000       $9,000

Financial             1999      $xxx,xxx       $xxx,xxx         $xxx,xxx     $xxx,xxx     $xxx,xxx
Services Fund
                      1998       $48,000         $6,000         $121,000      $17,000       $6,000

High Return           1999        x,xxxx         x,xxxx                v       x,xxxx            v
Equity Fund
                      1998      $956,000        $99,000       $1,915,000     $292,000     $428,000
                      1997      $565,000        $42,000       $1,309,000      $32,000     $150,000

Small Cap             1999        xx,xxx         xx,xxx           xx,xxx       xx,xxx       xx,xxx

Value Fund
                      1998      $296,000        $29,000         $540,000      $99,000     $185,000
                      1997*     $248,000        $19,000         $537,000      $10,000      $69,000

Small Cap             199*           --             --           $1,000           --            --
Relative Value
Fund**
                      1998           --             --           $1,000           --            --

U.S. Growth and       1999                                     $xxx,xxx     $xxx,xxx      $xxx,xxx
Income Fund
                      1998       $11,000         $1,000         $28,000       $9,000       $10,000

  Value Fund          1999                                     $xxx,xxx     $xxx,xxx      $xxx,xxx
                      1998        $1,880           $273          $5,906       $7,228          $161


(1) No contingent deferred sales charges have been imposed on Class C shares purchased prior to April 1, 1996.

*    Amounts paid from January 1, 1997 through November 30, 1997.

** Amounts paid from May 6, 1998 (commencement of operations) to September 30, 1998.

***  Amounts shown are after expense waiver.

Rule 12b-1 Plan. If a Rule 12b-1 Plan (the "Plan") is terminated in accordance with its terms, the obligation of a Fund to make payments to KDI pursuant to the Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by KDI in excess of its fees under the Plan, if for any reason the Plan is terminated in accordance with its terms. Future fees under the Plan may or may not be sufficient to reimburse KDI for its expenses incurred. (See "Principal Underwriter" for more information.)

Each distribution agreement and Rule 12b-1 Plan continues in effect from year to year so long as such continuance is approved for each class at least annually by a vote of the Board of the Fund, including the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement. Each agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by a Fund for that Fund or by KDI upon 60 days' notice. Termination by a Fund with respect to a class may be by vote of a majority of the Board or a majority of the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement, or a "majority of the outstanding voting securities" of the class of the Fund, as defined under the 1940 Act. A Rule 12b-1 Plan may not be amended for a class to increase the fee to be paid by a Fund with respect to such class without approval by a majority of the outstanding voting securities of such class of a Fund and all material amendments must in any event be approved by the Board in the manner described above with respect to the continuation of the agreement.


ADMINISTRATIVE SERVICES. Administrative services are provided to each Fund under an administrative services agreement ("administrative agreement") with KDI. KDI bears all its expenses of providing services pursuant to the administrative agreement between KDI and each Fund, including the payment of service fees. Each Fund pays KDI an administrative services fee, payable monthly, at an annual rate of up to 0.25% of average daily net assets of the Class A, B and C shares of the Fund.


KDI has entered into related arrangements with various broker-dealer firms and other service or administrative firms ("firms"), that provide services and facilities for their customers or clients who are investors in the Funds. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Funds, assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. With respect to Class A shares, KDI pays each firm a service fee, normally payable quarterly, at an annual rate of up to 0.25% of the net assets in the Funds' accounts that it maintains and services attributable to Class A shares, commencing with the month after investment. With respect to Class B and Class C shares, KDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and normally paid quarterly) of the net assets attributable to Class B and C shares maintained and serviced by the firm. After the first year, a firm becomes eligible for the quarterly service fee and the fee continues until terminated by KDI or the Fund. Firms to which service fees may be paid may include affiliates of KDI. In addition, KDI may from time to time, from its own resources, pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a Fund.


The following information concerns the administrative services fee paid by each Fund for the fiscal years ended 1999, 1998 and 1997. The information for Small Cap Relative Value Fund, Financial Services Fund and U.S. Growth and Income Fund is presented for the periods since each Fund's commencement of operations, as noted below.



                                       Administrative Service Fees Paid by Fund
                                       ----------------------------------------
                                                                                                              Service Fees Paid
                            Fiscal                                                   Service Fees Paid by      by Administrator
Fund                         Year        Class A       Class B        Class C      Administrator to Firms    to Affiliated Firms
----                         ----        -------       -------        -------      ----------------------    -------------------
Contrarian Fund               1999       $xxx,xxx      $xxx,xxx       $xx,xxx            $xxx,xxx                      $x
                              1998       $263,000      $214,000       $23,000            $497,000                      $0
                             1997*       $146,000      $111,000       $10,000            $284,000                      --

Financial Services            1999       $xxx,xxx      $xxx,xxx      $xxx,xxx            $xxx,xxx                $xxx,xxx
Fund
                              1998       $123,000      $132,000       $20,000            $344,000                      $0


                                       Administrative Service Fees Paid by  Fund
                                       -----------------------------------  ----
                                                                                                              Service Fees Paid
                            Fiscal                                                   Service Fees Paid by      by Administrator
Fund                         Year        Class A       Class B        Class C      Administrator to Firms    to Affiliated Firms
----                         ----        -------       -------        -------      ----------------------    -------------------

High Return Equity            1999       $xxx,xxx      $xxx,xxx      $xxx,xxx            $xxx,xxx                $xxx,xxx
Fund
                              1998     $4,407,000    $4,610,000      $872,000         $10,206,000                 $21,000
                              1997*    $1,732,000    $1,818,000      $299,000          $4,879,000                 $15,000






Small Cap Value Fund          1999       $xxx,xxx      $xxx,xxx      $xxx,xxx            $xxx,xxx                $xxx,xxx
                              1998     $1,384,000    $1,099,000       $266,00          $2,586,000                  $5,000
                              1997*      $936,000      $577,000      $130,000          $2,042,000                  $5,000

  Small  Cap  Relative        1999       $xxx,xxx      $xxx,xxx      $xxx,xxx            $xxx,xxx                      $0
Value Fund
                             1998**            $0         $0***         $0***              $2,000                      $0

U.S.  Growth and Income       1999       $xxx,xxx      $xxx,xxx      $xxx,xxx            $xxx,xxx                $xxx,xxx
Fund
                              1998        $12,000        $6,000            $0            $256,000                      $0

Value Fund                    1999       $xxx,xxx      $xxx,xxx      $xxx,xxx            $xxx,xxx                $xxx,xxx
                              1998        $11,901        $9,334        $1,346             $22,581                      $0


*    Amounts paid from January 1, 1997 through November 30, 1997

** Amounts paid from May 6, 1998 (commencement of operations) to September 30, 1998.

***  Amounts shown are after expense waiver.


KDI also may provide some of the above services and may retain any portion of the fee under the administrative agreement not paid to firms to compensate itself for administrative functions performed for the Funds. Currently, the administrative services fee payable to KDI is payable at the annual rate of
0.25% based upon Fund assets in accounts for which a firm provides administrative services and, effective January 1, 2000, each Fund will pay KDI an administrative service fee at the annual rate of 0.15% based upon Fund assets in accounts for which there is no firm (other than KDI) listed on the Fund's records. The effective administrative services fee rate to be charged against all assets of a Fund while this procedure is in effect will depend upon the proportion of a Fund's assets that is in accounts for which a firm of record provides administrative services.

Certain Board members or officers of the Funds are also directors or officers of the Advisor or KDI as indicated under "Officers and Board Members."

CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT., State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110 as custodian, has custody of all securities and cash of the Funds. State Street attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Funds. Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105 is the transfer agent and dividend-paying agent for the Contrarian, High Return Equity and Small Cap Value Funds. Pursuant to a services agreement with IFTC, Kemper Service Company ("KSVC"), an affiliate of the Advisor, serves as "Shareholder Service Agent" of the Contrarian, High Return Equity and Small Cap Value Funds, and as such, performs all of IFTC's duties as transfer agent and dividend paying agent. KSVC also serves as the transfer agent and dividend-paying agent, as well as the Shareholder Service Agent, of the Small Cap Relative Value Fund, Financial Services Fund, U.S. Growth and Income Fund. Scudder Service Corporation ("SSC") acts as the transfer agent and dividend-paying agent, as well as the Shareholder Service Agent of Value Fund. IFTC receives as transfer agent for the Contrarian, High Return Equity and Small Cap Value Funds, and pays to KSVC as follows: annual account fees of $10.00 ($18.00 for retirement accounts) plus set up charges, annual fees associated with the contingent deferred sales charges (Class B only), an asset-based fee of 0.08% and out-of-pocket reimbursement. KSVC receives as transfer agent for the Small Cap Relative Value Fund annual account fees of $10.00 ($18.00 for retirement accounts) plus set up charges, annual fees associated with the contingent deferred sales charges (Class B only), an asset-based fee of 0.08% and out-of-pocket reimbursement. The following shows for each Fund, the shareholder service fees remitted to KSVC for fiscal year 1999.

Fund                                      Fees Paid to KSvC
----                                      -----------------
Contrarian Fund                                $xxx,xxx

Financial Services Fund                         $465,000

High Return Equity Fund                       $10,911,000

Small Cap Value Fund                           $2,711,000

Small Cap Relative Value Fund                   $10,000

U.S. Growth and Income Fund                     $158,000

Fund                                       Fees Paid to SSC
----                                       ----------------
Value Fund                                     2,711,000




INDEPENDENT AUDITORS AND REPORTS TO SHAREHOLDERS. The Funds' independent auditors, Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, (except for Kemper Value Fund, which uses PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110) audit and report on the Funds' annual financial statements, review certain regulatory reports and the Funds' federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

LEGAL COUNSEL. Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Contrarian, High Return Equity and Small Cap Value Funds. Dechert Price & Rhoads, Ten Post Office Square South, Boston, Massachusetts serves as counsel to the Small Cap Relative Value Fund, Financial Services Fund, U.S. Growth and Income Fund and Value Fund.


PURCHASE, Repurchase AND REDEMPTION OF SHARES

Alternative Purchase Arrangements. Class A shares of each Fund are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares, are subject to a contingent deferred sales charge payable upon certain redemptions within the first year following purchase, and do not convert into another class. When placing purchase orders, investors must specify whether the order is for Class A, Class B or Class C shares.

The primary distinctions among the classes of each Fund's shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution fees. These differences are summarized in the table below. See, also, "Summary of Expenses." Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.



                                               Annual12b-1 Fees
                             Sales              (as a % of
                             Charge         average daily  net assets)          Other Information
                             ------         --------------------------          -----------------
Class A           Maximum initial sales            None                         Initial sales charge waived
                  charge of 5.75% of the                                        or reduced for certain
                  public offering price                                         purchases

Class B           Maximum contingent               0.75%                        Shares convert to Class A
                  deferred  sales charge of                                     shares six years after
                  4% of  redemption proceeds;                                   issuance
                  declines to zero after
                  six years

Class C           Contingent deferred sales       0.75%                         No conversion feature
                  charge of 1% of redemption
                  proceeds for redemptions
                  made during first year after
                  purchase


The minimum initial investment for each Fund is $1,000 and the minimum subsequent investment is $100. The minimum initial investment for an Individual Retirement Account is $250 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion.

Share certificates will not be issued unless requested in writing and may not be available for certain types of account registrations. It is recommended that investors not request share certificates unless needed for a specific purpose. You cannot redeem shares by telephone or wire transfer or use the telephone exchange privilege if share certificates have been issued. A lost or destroyed certificate is difficult to replace and can be expensive to the shareholder (a bond worth 2% or more of the certificate value is normally required).

Initial Sales Charge Alternative--Class A Shares. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.


                                                                                                     Sales Charge  Allowed
                                               As a Percentage               As a Percentage          to Dealers  as a
                                                      of                          of Net                 Percentage of
          Amount of Purchase                    Offering Price                 Asset Value*              Offering Price
          ------------------                    --------------                 ------------              --------------
Less than $50,000                                      5.75%                          6.10%                 5.20%
$50,000 but less than $100,000                         4.50                           4.71                  4.00
$100,000 but less than $250,000                        3.50                           3.63                  3.00
$250,000 but less than $500,000                        2.60                           2.67                  2.25
$500,000 but less than $1 million                      2.00                           2.04                  1.75
$1 million and over                                    0.00**                         0.00**                 ***


*        Rounded to the nearest one-hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

***      Commission is payable by KDI as discussed below.


Each Fund receives the entire net asset value of all its Class A shares sold. KDI, the Funds' principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, KDI may reallow to dealers up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is reallowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Class A shares of a Fund may be purchased at net asset value by: (a) any purchaser provided that the amount invested in such Fund or other Kemper Mutual Funds listed under "Special Features--Class A Shares--Combined Purchases" totals at least $1,000,000 including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features"; or (b) a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees (the "Large Order NAV Purchase Privilege"). Redemption within two years of shares purchased under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Large Order NAV Purchase Privilege."


KDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a Fund at net asset value in accordance with the Large Order NAV Purchase Privilege up to the following amounts: 1.00% of the net asset value of shares sold on amounts up to $5 million, .50% on the next $45 million and .25% on amounts over $50 million. The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer sponsored employee benefit plans using the subaccount recordkeeping system made available through KSvC. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedules, KDI will consider the cumulative amount invested by the purchaser in a Fund and other Kemper Mutual Funds listed under "Special Features--Class A Shares--Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above and including purchases of Class R shares of certain Scudder funds. The privilege of purchasing Class A shares of a Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.


Class A shares of a Fund or any other Kemper Mutual Fund listed under "Special Features--Class A Shares--Combined Purchases" may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et. al., Case No. 93 C 5231 (N.D.IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, KDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to .25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by KDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.


Class A shares may be sold at net asset value in any amount to: (a) officers, trustees, directors, employees (including retirees) and sales representatives of a Fund, its Advisor , its principal underwriter or certain affiliated companies, for themselves or members of their families; (b) registered representatives and employees of broker-dealers having selling group agreements with KDI; (c) officers, directors, and employees of service agents of the Funds; (d) shareholders who owned shares of Kemper Value Series, Inc. ("KVS") on September 8, 1995, and have continuously owned shares of KVS (or a Kemper Fund acquired by exchange of KVS shares) since that date, for themselves or members of their families; and (e) any trust, pension, profit-sharing or other benefit plan for only such persons. Class A shares may be sold at net asset value in any amount to selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Funds for their clients pursuant to an agreement with KDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares may purchase a Fund's Class A shares at net asset value hereunder. Class A shares may be sold at net asset value in any amount to unit investment trusts sponsored by Ranson & Associates, Inc. In addition, unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors may purchase a Fund's Class A shares at net asset value through reinvestment programs described in the prospectuses of such trusts that have such programs. Class A shares of a Fund may be sold at net asset value through certain investment Advisors registered under the Investment Advisers Act of 1940 and other financial services firms that adhere to certain standards established by KDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program under which such clients pay a fee to the investment advisor or other firm for portfolio management and other services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Funds. The Funds may also issue Class A shares at net asset value in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends.


Class A shares of a Fund may be purchased at net asset value by persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm.

Class A shares of a Fund may be purchased at net asset value in any amount by certain professionals who assist in the promotion of Kemper Funds pursuant to personal services contracts with KDI, for themselves or members of their families. KDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased.

Class A shares of a Fund may be purchased at net asset value by persons who purchase shares of the Fund through KDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups.

The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section  401  of  the  Code;  or  other   organized  group  of  persons  whether
incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Deferred Sales Charge Alternative--Class B Shares. Investors choosing the deferred sales charge alternative may purchase Class B shares at net asset value per share without any sales charge at the time of purchase. Since Class B shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class B shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class B shares. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class B Shares."

KDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. KDI is compensated by the Funds for services as distributor and principal underwriter for Class B shares. See "Investment Manager and Underwriter." Class B shares of a Fund will automatically convert to Class A shares of the same Fund six years after issuance on the basis of the relative net asset value per share. The purpose of the conversion feature is to relieve holders of Class B shares from the distribution services fee when they have been outstanding long enough for KDI to have been compensated for distribution related expenses. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

Purchase of Class C Shares. The public offering price of the Class C shares of a Fund is the next determined net asset value. No initial sales charge is imposed. Since Class C shares are sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class C shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class C shares within one year of purchase. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class C Shares." KDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. KDI is compensated by each Fund for services as distributor and principal underwriter for Class C shares. See "Investment Manager and Underwriter."

Shares of a Fund are sold at their public offering price, which is the net asset value per share of the Fund next determined after an order is received in proper form plus, with respect to Class A shares, an initial sales charge. The minimum initial investment is $1,000 and the minimum subsequent investment is $100 but such minimum amounts may be changed at any time. An order for the purchase of shares that is accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in U.S. Dollars) will not be considered in proper form and will not be processed unless and until the Fund determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.

Upon receipt by the Shareholder Service Agent of a request for redemption, shares of a Fund will be redeemed by the Fund at the applicable net asset value per share of such Fund.

Each Fund has authorized certain members of the National Association of Securities Dealers, Inc. ("NASD"), other than KDI, to accept purchase and redemption orders for the Fund's shares. Those brokers may also designate other parties to accept purchase and redemption orders on a Fund's behalf. Orders for purchase or redemption will be deemed to have been received by a Fund when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between a Fund and the broker, ordinarily orders will be priced at a Fund's net asset value next computed after acceptance by such brokers or their authorized designees. Further, if purchases or redemptions of a Fund's shares are arranged and settlement is made at an investor's election through any other authorized NASD member, that member may, at its discretion, charge a fee for that service. The Board of Trustees or Directors as the case may be ("Board") of a Fund and KDI each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Board and KDI may suspend or terminate the offering of shares of a Fund at any time for any reason.

Scheduled variations in or the elimination of the initial sales charge for purchases of Class A shares or the contingent deferred sales charge for redemptions of Class B shares or Class C shares by certain classes of persons or through certain types of transactions are provided because of anticipated economies in sales and sales related efforts.

A Fund may suspend the right of redemption or delay payment more than seven days
(a) during any period when the New York Stock Exchange (the "Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of a its net assets, or (c) for such other periods as the SEC may by order permit for the protection of a Fund's shareholders.

The conversion of Class B shares to Class A shares may be subject to the continuing availability of an opinion of counsel or ruling by the Internal Revenue Service or other assurance acceptable to each Fund to the effect that
(a) the assessment of the distribution services fee with respect to Class B shares and not Class A shares and the assessment of the administrative services fee with respect to each Class does not result in the Fund's dividends constituting "preferential dividends" under the Internal Revenue Code, and (b) that the conversion of Class B shares to Class A shares does not constitute a taxable event under the Internal Revenue Code. The conversion of Class B shares to Class A shares may be suspended if such assurance is not available. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date.

REDEMPTION OR REPURCHASE OF SHARES

General. Any shareholder may require a Fund to redeem his or her shares. When shares are held for the account of a shareholder by the Funds' transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to Kemper Mutual Funds, Attention: Redemption Department, P.O. Box 419557, Kansas City, Missouri 64141-6557. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

The redemption price for shares of a Fund will be the net asset value per share of that Fund next determined following receipt by the Shareholder Service Agent of a properly executed request with any required documents as described above. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed request accompanied by any outstanding share certificates in proper form for transfer. When a

Fund is asked to redeem shares for which it may not have yet received good payment (i.e., purchases by check, EXPRESS-Transfer or Bank Direct Deposit), it may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which may be up to 10 days from receipt by a Fund of the purchase amount. The redemption within two years of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge (see "Purchase of Shares--Initial Sales Charge Alternative--Class A Shares"), the redemption of Class B shares within six years may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge--Class B Shares" below) and the redemption of Class C shares within the first year following purchase may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge--Class C Shares" below).

Because of the high cost of maintaining small accounts, the Funds may assess a quarterly fee of $9 on an account with a balance below $1,000 for the quarter. The fee will not apply to accounts enrolled in an automatic investment program, Individual Retirement Accounts or employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent.

Shareholders can request the following telephone privileges: expedited wire transfer redemptions and EXPRESS-Transfer transactions (see "Special Features") and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges, unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the telephone instructions are genuine.

The shareholder will bear the risk of loss, including loss resulting from fraudulent or unauthorized transactions, so long as the reasonable verification procedures are followed. The verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

Telephone Redemptions. If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under "General" above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-621-1048. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 30 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. The Funds reserve the right to terminate or modify this privilege at any time.

Repurchases (Confirmed Redemptions). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to KDI, which each Fund has authorized to act as its agent. There is no charge by KDI with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price will be the net asset value of the applicable Fund next determined after receipt of a request by KDI. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value (see "Net Asset Value") and received by KDI prior to the close of KDI's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.

Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares of a Fund can be redeemed and proceeds sent by federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to the determination of net asset value will result in shares being redeemed that day at the net asset value of the Fund effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if the Advisor deems it appropriate under then current market conditions. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048 or in writing, subject to the limitations on liability described under "General" above. The Funds are not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Funds currently do not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum (including any contingent deferred sales charge). To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which shares of the Fund were purchased. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed by wire transfer until such shares have been owned for at least 10 days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. The Funds reserve the right to terminate or modify this privilege at any time.


Contingent  Deferred  Sales  Charge--Large  Order  NAV  Purchase  Privilege.   A
contingent deferred sales charge may be imposed upon redemption of Class A shares that are purchased under the Large Order NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and 0.50% if they are redeemed during the second year following purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district; (b) redemptions by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent; (c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (e) redemptions under a Fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account; and (f) redemptions of shares whose dealer of record at the time of the investment notifies KDI that the dealer waives the commission applicable to such Large Order NAV Purchase.

Contingent    Deferred   Sales   Charge--Class   B   Shares.   A
contingent   deferred   sales   charge  may  be   imposed   upon
redemption  of  Class B  shares.  There is no such  charge  upon redemption of any share  appreciation  or  reinvested  dividends on Class B  shares.  The  charge is  computed  at the  following rates  applied  to the value of the  shares  redeemed  excluding amounts not subject to the charge.
----------------------------------------------- --------------------------------

                                                              Contingent
                                                               Deferred
Year of Redemption After Purchase                            Sales Charge
----------------------------------------------- --------------------------------

----------------------------------------------- --------------------------------
First                                                             4%
----------------------------------------------- --------------------------------
Second                                                            3%
----------------------------------------------- --------------------------------
Third                                                             3%
----------------------------------------------- --------------------------------
Fourth                                                            2%
----------------------------------------------- --------------------------------
Fifth                                                             2%
----------------------------------------------- --------------------------------
Sixth                                                             1%
----------------------------------------------- --------------------------------



The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (see "Special Features--Systematic Withdrawal Plan" below), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(2)(A)(iv) prior to age

59 1/2 and (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts). The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (a) redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege), (b) redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in a Fund), (c) redemptions in connection with distributions qualifying under the hardship provisions of the Code and (d) redemptions representing returns of excess contributions to such plans.

Contingent Deferred Sales Charge--Class C Shares. A contingent deferred sales charge of 1% may be imposed upon redemption of Class C shares if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457; (b) redemptions by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent; (c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (e) redemptions under a Fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account; (f) any participant-directed redemption of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent; (g) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Kemper Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly; and
(h) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record has waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

Contingent Deferred Sales Charge--General. The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor makes a single purchase of $10,000 of a Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

The rate of the contingent deferred sales charge under the schedule above is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in May, 1999 will be eligible for the 3% charge if redeemed on or after May 1, 2000. In the event no specific order is requested, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. KDI receives any contingent deferred sales charge directly.

Reinvestment Privilege. A shareholder who has redeemed Class A shares of a Fund or any Kemper Mutual Fund listed under "Special Features--Class A Shares--Combined Purchases" (other than shares of Kemper Cash Reserves Fund purchased directly at net asset value) may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares of a Fund or of the other listed Kemper Mutual Funds. A shareholder of a Fund or a Kemper Mutual Fund who redeems Class A shares purchased under the Large Order NAV Purchase Privilege (see "Purchase of Shares--Initial Sales Charge Alternative--Class A Shares"), Class B shares or Class C shares and incurs a contingent deferred sales charge may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment, in Class A, Class B or Class C shares, as the case may be, of a Fund or of other Kemper Mutual Funds. The amount of any contingent deferred sales charge also will be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon th redemption of such shares, at net asset value in Class A shares of a Fund or of the Kemper Mutual Funds listed under "Special Features--Class A Shares--Combined Purchases." Purchases through the reinvestment privilege are subject to the minimum investment requirements applicable to the shares being purchased and may only be made for Kemper Mutual Funds available for sale in the shareholder's state of residence as listed under "Special Features--Exchange Privilege." The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption. If a loss is realized on the redemption of shares of a Fund, the reinvestment in the same Fund may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. The reinvestment privilege may be terminated or modified at any time.

Redemption in Kind. Although it is each Fund's present policy to redeem in cash, if the Board determines that a material adverse effect would be experienced by the remaining shareholders if payment were made wholly in cash, the Fund will satisfy the redemption request in whole or in part by a distribution of portfolio securities in lieu of cash, in conformity with the applicable rules of the SEC, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as the Board may deem fair and equitable. If such a distribution occurred, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such a redemption would not be as liquid as a redemption entirely in cash.

SPECIAL FEATURES


Class A Shares--Combined Purchases. Each Fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of any of the following funds: Kemper Funds Trust, Kemper Income Trust, Kemper Technology Fund, Kemper Total Return Fund, Kemper Growth Fund, Kemper Small Capitalization Equity Fund, Kemper Income and Capital Preservation Fund, Kemper Municipal Bond Fund, Kemper Strategic Income Fund, Kemper High Yield Series, Kemper U.S. Government Securities Fund, Kemper International Fund, Kemper State Tax-Free Income Series, Kemper Blue Chip Fund, Kemper Global Income Fund, Kemper Target Equity Fund (series are subject to a limited offering period), Kemper Intermediate Municipal Bond Fund, Kemper Cash Reserves Fund (available only upon exchange or conversion from Class A shares of another Kemper Mutual Fund), Kemper U.S. Mortgage Fund, Kemper Short-Intermediate Government Fund, Kemper Value Series, Inc., Kemper Value Plus Growth Fund, Kemper Horizon Fund, Kemper New Europe Fund, Kemper Asian Growth Fund, Kemper Aggressive Growth Fund, Kemper Global/International Series, Inc., Kemper Securities Trust and Kemper Equity Trust ("Kemper Mutual Funds"). Except as noted below, there is no combined purchase credit for direct purchases of shares of Zurich Money Funds, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund or Investors Cash Trust ("Money Market Funds"), which are not considered "Kemper Mutual Funds" for purposes hereof. For purposes of the Combined Purchases feature described above as well as for the Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent may include: (a) Money Market Funds as "Kemper Mutual Funds", (b) all classes of shares of any Kemper Mutual Fund and
(c) the value of any other plan investment, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.


Class A Shares--Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of such Kemper Mutual Funds listed above made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by KDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Kemper Mutual Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares. Only investments in Class A shares are included in this privilege.

Class A Shares--Cumulative Discount. Class A shares of a Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of a Fund being purchased, the value of all Class A shares of the above mentioned Kemper Mutual Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Class A Shares--Availability of Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or KDI whenever a quantity discount or reduced sales charge is applicable to a purchase. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts described above may be modified or terminated at any time.

Exchange Privilege. Shareholders of Class A, Class B and Class C shares may exchange their shares for shares of the corresponding class of Kemper Mutual Funds in accordance with the provisions below.

Class A Shares. Class A shares of the Kemper Mutual Funds and shares of the Money Market Funds listed under "Special Features--Class A Shares--Combined Purchases" above may be exchanged for each other at their relative net asset values. Shares of Money Market Funds and Kemper Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Kemper Target Equity Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with KDI.

Class A shares of a Fund purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of any Kemper Mutual Fund or a Money Market Fund under the exchange privilege described above without paying any contingent deferred sales charge at the time of exchange. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed in accordance with the foregoing requirements provided that the shares redeemed will retain their original cost and purchase date for purposes of the contingent deferred sales charge.

Class B Shares. Class B shares of a Fund and Class B shares of any Kemper Mutual Fund listed under "Special Features--Class A Shares--Combined Purchases" may be exchanged for each other at their relative net asset values. Class B shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For purposes of the contingent deferred sales charge that may be imposed upon the redemption of the shares received on exchange, amounts exchanged retain their original cost and purchase date.

Class C Shares. Class C shares of a Fund and Class C shares of any Kemper Mutual Fund listed under "Special Features--Class A Shares--Combined Purchases" may be exchanged for each other at their relative net asset values. Class C shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For purposes of determining the contingent deferred sales charge that may be imposed upon the redemption of the shares received on exchange, amounts exchanged retain their original cost and purchase date.


General. Shares of a Kemper Mutual Fund with a value in excess of $1,000,000 (except Kemper Cash Reserves Fund) acquired by exchange from another Kemper Mutual Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15 Day Hold Policy"). The Fund reserves the right to invoke the 15-Day Hold Policy for exchanges of $1,000,000 or less if, in the investment manager's judgement, the exchange activity may have an adverse effect on the Fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund and therefor may be subject to the 15-Day Hold Policy.


For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, direction or advice, including without limitation accounts administered by a financial services firm offering market timing, asset allocation or similar services. The total value of shares being exchanged must at least equal the minimum investment requirement of the Kemper Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other funds from dealers, other firms or KDI. Exchanges may be accomplished by a written request to KSVC, Attention:

Exchange Department, P.O. Box 419557, Kansas City, Missouri 64141-6557, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048, subject to the limitations on liability under "Redemption or Repurchase of Shares--General." Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Exchanges may only be made for Kemper Funds that are eligible for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale only in certain states. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided.

Systematic Exchange Privilege. The owner of $1,000 or more of any class of the shares of a Fund, a Kemper Mutual Fund or Money Market Fund may authorize the automatic exchange of a specified amount ($100 minimum) of such shares for shares of the same class of another Kemper Fund. If selected, exchanges will be made automatically until the privilege is terminated by the shareholder or the other Kemper Fund. Exchanges are subject to the terms and conditions described above under "Exchange Privilege," except that the $1,000 minimum investment requirement for the Kemper Fund acquired on exchange is not applicable. This privilege may not be used for the exchange of shares held in certificated form.

EXPRESS-Transfer. EXPRESS-Transfer permits the transfer of money via the Automated Clearing House System (minimum $100 and maximum $50,000) from a shareholder's bank, savings and loan, or credit union account to purchase shares in a Fund. Shareholders can also redeem shares (minimum $100 and maximum $50,000) from their Fund account and transfer the proceeds to their bank, savings and loan, or credit union checking account. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 days. By enrolling in EXPRESS-Transfer, the shareholder authorizes the Shareholder Service Agent to rely upon telephone instructions from any person to transfer the specified amounts between the shareholder's Fund account and the predesignated bank, savings and loan or credit union account, subject to the limitations on liability under "Redemption or Repurchase of Shares--General." Once enrolled in EXPRESS-Transfer, a shareholder can initiate a transaction by calling Kemper Shareholder Services toll free at 1-800-621-1048 Monday through Friday, 8:00 a.m. to 3:00 p.m. Chicago time. Shareholders may terminate this privilege by sending written notice to KSVC, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination will become effective as soon as the Shareholder Service Agent has had a reasonable time to act upon the request. EXPRESS-Transfer cannot be used with passbook savings accounts or for tax-deferred plans such as Individual Retirement Accounts ("IRAs").

Bank Direct Deposit. A shareholder may purchase additional shares of a Fund through an automatic investment program. With the Bank Direct Deposit Purchase Plan ("Bank Direct Deposit"), investments are made automatically (minimum $50 and maximum $50,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. By enrolling in Bank Direct Deposit, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Shareholder Service Agent for appropriate forms. A shareholder may terminate his or her Plan by sending written notice to KSvC, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution. The Funds may terminate or modify this privilege at any time.

Payroll Direct Deposit and Government Direct Deposit. A shareholder may invest in a Fund through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is automatically invested in a Fund account each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Systematic Withdrawal Plan. The owner of $5,000 or more of a class of a Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount up to $50,000 to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The minimum periodic payment is $100. The maximum annual rate at which Class B shares (and Class A shares purchased under the Large Order NAV Purchase Privilege and Class C shares in the first year following the purchase) may be redeemed under a systematic withdrawal plan is 10% of the net asset value of the account. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals. KDI will waive the contingent deferred sales charge on redemptions of Class A shares purchased under the Large Order NAV Purchase Privilege, Class B shares and Class C shares made pursuant to a systematic withdrawal plan. The right is reserved to amend the systematic withdrawal plan on 30 days' notice. The plan may be terminated at any time by the investor or the Funds.

Tax-Sheltered   Retirement   Plans.  The  Shareholder   Service  Agent  provides
retirement plan services and documents and KDI can establish investor accounts in any of the following types of retirement plans:

     Traditional, Roth and Education Individual Retirement Accounts ("IRAs") with IFTC as custodian. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE") IRA accounts and Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

     403(b)(7) Custodial Accounts with IFTC as custodian. This type of plan is available to employees of most non-profit organizations.

     Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum annual contribution per participant is the lesser of 25% of compensation or $30,000.


Brochures describing the above plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, SIMPLE 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. The brochures for plans with IFTC as custodian describe the current fees payable to IFTC for its services as custodian. Investors should consult with their own tax adviser before establishing a retirement plan.


ADDITIONAL TRANSACTION INFORMATION


General. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a Fund for their clients, and KDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers, as described above. Banks or other financial services firms may be subject to various federal and state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. KDI does not believe that termination of a relationship with a bank would result in any material adverse consequences to a Fund.


KDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of a Fund sold by the firm under the following conditions: (i) the purchased shares are held in a Kemper IRA account, (ii) the shares are purchased as a direct "roll over' of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by KSVC, (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by KDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described above, KDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Funds. In some instances, such discounts, commissions or other incentives will be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Funds, or other funds underwritten by KDI.

Orders for the purchase of shares of a Fund will be confirmed at a price based on the net asset value of that Fund next determined after receipt by KDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value (see "Net Asset Value") and received by KDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date"). Dealers and other financial services firms are obligated to transmit orders promptly. Collection may take significantly longer for a check drawn on a foreign bank than for a check drawn on a domestic bank. Therefore, if an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased. See "Purchase and Redemption of Shares" in the Statement of Additional Information.

Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Funds' shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients' return. Firms also may hold the Funds' shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Funds' transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Funds through the Shareholder Service Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends.

Such firms, including affiliates of KDI, may receive compensation from the Funds through the Shareholder Service Agent for these services. This prospectus should be read in connection with such firms' material regarding their fees and services.

The Funds reserve the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders. Also, from time to time, each Fund may temporarily suspend the offering of shares of any Fund or class of a Fund to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund normally are permitted to continue to purchase additional shares of such Fund or class and to have dividends reinvested.

Shareholders should direct their inquiries to Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received this prospectus.

NET ASSET VALUE

The net asset value per share of each Fund is the value of one share and is determined separately for each class by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding. The per share net asset value of the Class B and Class C shares of the Fund will generally be lower than that of the Class A shares of the Fund because of the higher expenses borne by the Class B and Class C shares. The net asset value of shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays:
New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

An exchange-traded equity security is valued at its most recent sale price. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean"). Lacking a Calculated Mean, the security is valued at the most recent bid quotation. An equity security which is traded on The Nasdaq Stock Market ("Nasdaq") is valued at its most recent sale price. Lacking any sales, the security is valued at the most recent bid quotation. The value of an equity security not quoted on Nasdaq, but traded in another over-the-counter market, is its most recent sale price. Lacking any sales, the security is valued at the Calculated Mean. Lacking a Calculated Mean, the security is valued at the most recent bid quotation.

Debt securities are valued at prices supplied by the Fund's pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Money market instruments purchased with an original maturity of sixty days or less, maturing at par, shall be valued at amortized cost, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the Advisor may calculate the price of that debt security, subject to limitations established by the Board.

An exchange-traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any

Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price.

If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

If, in the opinion of the Valuation Committee of the Board, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by the Fund is determined in a manner which, in the discretion of the Valuation Committee, most fairly reflects the fair market value of the property on the valuation date.


Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation is used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.


DIVIDENDS AND TAXES


DIVIDENDS. The Contrarian Fund, High Return Equity Fund, and U.S. Growth and Income Fund normally distribute quarterly dividends of net investment income, the Financial Services Fund normally distributes semi-annual dividends of net investment income and the Small Cap Value Fund, Small Cap Relative Value Fund and Value Fund normally distribute annual dividends of net investment income. Each Fund distributes any net realized short-term and long-term capital gains at least annually to prevent application of a federal excise tax. Additional distributions, including distributions of net short-term capital gains in excess of net long-term capital losses, may be made, if necessary.


Each Fund may at any time vary the foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board of the Fund determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code (the "Code"). Dividends will be reinvested in shares of the Fund paying such dividends unless shareholders indicate in writing that they wish to receive them in cash or in shares of Kemper Funds.


Each Fund intends to follow the practice of distributing substantially all of its investment company taxable income which includes any excess of net realized short-term capital gains over net realized long-term capital losses. The Funds may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the Funds may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If a Fund does not distribute the amount of capital gain and/or net investment income required to be distributed by an excise tax provision of the Code, the Funds may be subject to that excise tax. In certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than the required amount. (See "TAXES.")

Income and capital gains dividends, if any, of each Fund will be credited to shareholder accounts in full and fractional Fund shares of the same class at net asset value except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:


(1) To receive income and short-term capital gains dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

(2) To receive income and capital gain dividends in cash.


Any dividends a Fund that are reinvested normally will be reinvested in shares of the same class of that Fund. However, upon written request to the Shareholder Service Agent, a shareholder may elect to have dividends of a Fund invested without sales charge in shares of the same class of another Kemper Fund at the net asset value of such class of such other fund. See "Special Features--Class A Shares--Combined Purchases" for a list of such other Kemper Funds. To use this privilege of investing dividends of a Fund in shares of another Kemper Fund, shareholders must maintain a minimum account balance of $1,000 in the Fund distributing the dividends. The Fund will reinvest dividend checks (and future dividends) in shares of that same class of that Fund if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of that Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

With respect to each Fund, the level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares of that Fund primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same proportion for each class.

TAXES. The Funds intend to continue to qualify as a regulated investment company under Subchapter M of the Code and, if so qualified, generally will not be subject to federal income taxes to the extent its earnings are distributed. To so qualify, a Fund must satisfy certain income and asset diversification requirements, and must distribute to its shareholders at least 90% of its investment company taxable income (including net short-term capital gain).
Investment  company  taxable  income  includes   dividends,   interest  and  net
short-term capital gains in excess of net long-term capital losses, less expenses. Net realized capital gains for a fiscal year are computed by taking into account any capital loss carryforward of a Fund.


Distributions of investment company taxable income are taxable to shareholders as ordinary income. If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by a Fund for reinvestment, requiring federal income taxes to be paid thereon by a Fund, the Funds intend to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim a relative share of federal income taxes paid by a Fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on Fund shares by the difference between such gains reported and the individual tax credit.


Certain foreign currency-related gains and losses earned by a Fund may be treated as ordinary income or loss.

The current position of the Internal Revenue Service is to treat a fund, such as the Funds, as owning its proportionate share of the income and assets of any partnership in which it is a partner, in applying the various regulated investment company qualification tests. These requirements may limit the extent to which the Funds may invest in partnerships, especially in the case of partnerships that do not invest primarily in a diversified portfolio of stocks and securities.


A 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of a Fund's net investment income for the calendar year plus 98% of its net capital gain for the one-year period ending October 31, plus any undistributed net investment income from the prior calendar year, plus any undistributed net capital gain from the one year period ended October 31 of the prior calendar year, minus any overdistribution in the prior calendar year. Each Fund intends to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of the 4% excise tax.

A shareholder who redeems shares of a Fund will recognize capital gain or loss for federal income tax purposes measured by the difference between the value of the shares redeemed and the adjusted cost basis of the shares. Any loss recognized on the redemption of shares held six months or less will be treated as long-term capital loss to the extent that the shareholder has received any long-term capital gain dividends on such shares. An exchange of a Fund's shares for shares of another fund is treated as a redemption and reinvestment for federal income tax purposes upon which gain or loss may be recognized. A shareholder who has redeemed shares of a Fund or other Kemper Mutual Fund listed in the prospectus under "Special Features -- Class A Shares -- Combined Purchases" (other than shares of Kemper Cash Reserves Fund not acquired by exchange from another Kemper Mutual Fund) may reinvest the amount redeemed at net asset value at the time of the reinvestment in shares of a Fund or in shares of a Kemper Mutual Fund within six months of the redemption as described in the prospectus under "Redemption or Repurchase of Shares -- Reinvestment Privilege." If redeemed shares were held less than 91 days, then the lesser of (a) the sales charge waived on the reinvested shares, or (b) the sales charge incurred on the redeemed shares, is included in the basis of the reinvested shares and is not included in the basis of the redeemed shares. If a shareholder realized a loss on the redemption or exchange of a Fund's shares and reinvests in shares of the same Fund 30 days before or after the redemption or exchange, the transactions may be subject to the wash sale rules resulting in a postponement of the recognition of such loss for federal income tax purposes. If a shareholder of Class A shares redeems or otherwise disposes of such Class A shares less than ninety-one days after they are acquired and subsequently acquires shares of the Fund or of a Kemper Mutual Fund without payment of any sales charge (or for a reduced sales charge) pursuant to a reinvestment privilege acquired in connection with the Class A shares disposed of, then the sales charge on the Class A shares disposed of (to the extent of the reduction in the sales charge on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the Class A shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired.

Investment income derived from certain American Depository Receipts may be subject to foreign income taxes withheld at the source. Because the amount of a Fund's investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance.

Shareholders who are non-resident aliens are subject to U.S. withholding tax on ordinary income dividends (whether received in cash or shares) at a rate of 30% or such lower rate as prescribed by any applicable tax treaty.


To the extent that dividends from domestic corporations constitute a portion of a Fund's gross income, a portion of the income distributions of the Fund may be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law, and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

Properly designated distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gains, regardless of the length of time the shares of the Fund have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction.


Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

If shares are held in a tax-deferred account, such as a retirement plan, income and gain will not be taxable each year. Instead, the taxable portion of amounts held in a tax-deferred account generally will be subject to tax as ordinary income only when distributed from that account.

All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends and capital gains distributions declared in October, November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another Kemper Fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.


Distributions by a Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Equity options (including covered call options on portfolio stock) written or purchased by a Fund will be subject to tax under Section 1234 of the Code. In general, no loss is recognized by a Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on the Fund's holding period for the option and, in the case of an exercise of the option, on the Fund's holding period for the underlying security. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or substantially identical security in a Fund's portfolio. If a Fund writes a call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is short-term or long-term capital gain or loss depending on the holding period of the underlying security. The exercise of a put option written by the Fund is not a taxable transaction for the Fund.

Many futures and forward contracts entered into by a Fund and all listed nonequity options written or purchased by a Fund (including covered call options written on debt securities and options purchased or written on futures contracts) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position will be treated as 60% long-term and 40% short-term, and on the last trading day of the Fund's fiscal year (and generally, on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions will be marked-to-market (i.e., treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a Fund's portfolio.

Positions of a Fund consisting of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes a Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock written by a Fund.

Positions of a Fund consisting of at least one position not governed by Section 1256 and at least one future, forward, or nonequity option contract which is governed by Section 1256 which substantially diminishes a Fund's risk of loss with respect to such other position will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Fund intends to monitor its transactions in options and futures and may make certain tax elections in connection with these investments.

Notwithstanding any of the foregoing, Section 1259 of the Code may require a Fund to recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if a Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment of appreciated financial positions does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of a Fund's taxable year, if certain conditions are met.

Similarly, under Section 1233(h) of the Code, if a Fund enters into a short sale of property that becomes substantially worthless, that Fund will be required to recognize gain at that time as though it had closed the short sale. Future regulations may apply similar treatment to other strategic transactions with respect to property that becomes substantially worthless.

If a Fund holds zero coupon securities or other securities which are issued at a discount a portion of the difference between the issue price and the face value of such securities ("original issue discount") will be treated as income to such Fund each year, even though such Fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of such Fund which must be distributed to shareholders in order to maintain the qualification of such Fund as a regulated investment company and to avoid federal income tax at the Fund level. If a Fund acquires a debt instrument at a market discount, a portion of the gain recognized (if any) on disposition of such instrument may be treated as ordinary income.

Each Fund will be required to report to the Internal Revenue Service ("IRS") all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the applicable investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if a shareholder or a Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

After each transaction, shareholders will receive a confirmation statement giving complete details of the transaction except that statements will be sent quarterly for transactions involving reinvestment of dividends and periodic investment and redemption programs. Information for income tax purposes will be provided after the end of the calendar year. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

When more than one shareholder resides at the same address, certain reports and communications to be delivered to such shareholders may be combined in the same mailing package, and certain duplicate reports and communications may be eliminated. Similarly, account statements to be sent to such shareholders may be combined in the same mailing package or consolidated into a single statement. However, a shareholder may request that the foregoing policies not be applied to the shareholder's account. In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions.

The Contrarian Fund, High Return Equity Fund and Small Cap Value Fund are Maryland corporations. The Financial Services Fund, Small Cap Relative Value Fund, Value Fund and U.S. Growth and Income Fund are Massachusetts business trusts. Generally, each individual Fund should not be subject to income or franchise tax in the State of Maryland or the Commonwealth of Massachusetts, except to the extent that such individual Fund incurs federal taxable income, if any, and provided that such individual Fund continues to be treated as a regulated investment company under Subchapter M of the Code.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.


Shareholders of a Fund may be subject to state, local and foreign taxes on Fund distributions and dispositions of Fund shares.


Shareholders should consult their tax advisors about the application of the provisions of tax law in light of their particular tax situations.

Retirement Plans


Shares of a Fund may be purchased as an investment in a number of kinds of retirement plans, including qualified pension, profit sharing, money purchase pension, and 401(k) plans, Code Section 403(b) custodial accounts, and individual retirement accounts.

One of the tax-deferred retirement plan accounts that may hold shares of a Fund is an individual retirement account ("IRA"). There are three kinds of IRAs that an individual may establish: traditional IRAs, Roth IRAs and education IRAs. With a traditional IRA, an individual may be able to make a deductible contribution of up to $2,000 or, if less, the amount of the individual's earned income for any taxable year prior to the year the individual reaches 70 1/2 if neither the individual nor his or her spouse is an active participant in an employer's retirement plan. An individual who is (or who has a spouse who is) an active participant in an employer retirement plan also may be eligible to make deductible IRA contributions; the amount, if any, of IRA contributions that are deductible by such an individual is determined by the individual's (and spouse's, if applicable) adjusted gross income for the year. Even if an individual is not permitted to make a deductible contribution to an IRA for a taxable year, however, the individual nonetheless may make nondeductible contributions up to $2,000, or 100% of earned income if less, for that year. One spouse also may contribute up to $2,000 per year to the other spouse's own IRA, even if the other spouse has earned income of less than $2,000, as long as the spouses' joint earned income is at least $4,000. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Lump sum distributions from another qualified retirement plan, may be rolled over into a traditional IRA also.


With a Roth  IRA,  an  individual  may make only  non-deductible  contributions;
contributions can be made of up to $2,000 or, if less, the amount of the individual's earned income for any taxable year, but only if the individual's (and spouse's, if applicable) adjusted gross income for the year is less than $95,000 for single individuals or $150,000 for married individuals. The maximum contribution amount phases out and falls to zero between $95,000 and $110,000 for single persons and between $150,000 and $160,000 for married persons. Contributions to a Roth IRA may be made even after the individual attains age 70 1/2. Distributions from a Roth IRA that satisfy certain requirements will not be taxable when taken; other distributions of earnings will be taxable. An individual with adjusted gross income of $100,000 or less generally may elect to roll over amounts from a traditional IRA to a Roth IRA. The full taxable amount held in the traditional IRA that is rolled over to a Roth IRA will be taxable in the year of the rollover, except rollovers made for 1998, which may be included in taxable income over a four year period.

An education IRA provides a method for saving for the higher education expenses of a child; it is not designed for retirement savings. Generally, amounts held in an education IRA may be used to pay for qualified higher education expenses at an eligible (postsecondary) educational institution. An individual may contribute to an educational IRA for the benefit of a child under 18 years old if the individual's income does not exceed certain limits. The maximum contribution for the benefit of any one child is $500 per year. Contributions are not deductible, but earnings accumulate tax-free until withdrawal, and withdrawals used to pay qualified higher education expenses of the beneficiary (or transferred to an education IRA of a qualified family member) will not be taxable. Other withdrawals will be subject to tax.

In addition, there are special IRA programs available for employers under which an employer may establish IRA accounts for its employees in lieu of establishing more complicated retirement plans, such as qualified profit sharing or 401(k) plans. Known as SEP-IRAs (Simplified Employee Pension-IRA) and SIMPLE IRAs, they permit employers to maintain a retirement program for their employees without being subject to a number of the recordkeeping and testing requirements applicable to qualified plans.


Please call your employer to obtain information regarding the establishment of IRAs or other retirement plans. A retirement plan custodian may charge fees in connection with establishing and maintaining the plan. An investor should consult with a competent advisor for specific advice concerning his or her tax status and the possible benefits of establishing one or more retirement plan accounts. The description above is only very general; there are numerous other rules applicable to these plans to be considered before establishing one.


PERFORMANCE

A Fund may advertise several types of performance information for a class of shares, including "average annual total return" and "total return." Performance information will be computed separately for each class. Each of these figures is based upon historical results and is not representative of the future performance of any class of a Fund. A Fund with fees or expenses being waived or absorbed by Scudder Kemper may also advertise performance information before and after the effect of the fee waiver or expense absorption.


Each Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for a Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Fund's shares on the first day of the period, adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "redeemable value" of that investment at the end of the period. The redeemable value in the case of Class B and Class C shares may or may not include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by a Fund have been reinvested at net asset value on the reinvestment dates during the period. Average annual total return may also be calculated without adjusting to deduct the maximum sales charge.


Calculation of a Fund's total return is not subject to a standardized formula, except when calculated for purposes of the "Financial Highlights" table in the Fund's financial statements and prospectus. Total return performance for a specific period is calculated by first taking a hypothetical investment ("initial investment") in a Fund's shares on the first day of the period, either adjusting or not adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The ending value in the case of Class B shares and Class C shares may or may not include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return calculations that do not include the effect of the sales charge for Class A shares or the contingent deferred sales charge for Class B shares and Class C shares would be reduced if such charge were included.

A Fund's performance figures are based upon historical results and are not representative of future performance. A Fund's Class A shares are sold at net asset value plus a maximum sales charge of 5.75% of the offering price. Class B shares and Class C shares are sold at net asset value. Redemptions of Class B shares may be subject to a contingent deferred sales charge that is 4% in the first year following the purchase, declines by a specified percentage each year thereafter and becomes zero after six years. Redemption of Class C shares may be subject to a 1% contingent deferred sales charge in the first year following the purchase. Returns and net asset value will fluctuate. Factors affecting each Fund's performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section. Shares of each Fund are redeemable at the then current net asset value, which may be more or less than original cost.

A Fund's performance may be compared to that of the Consumer Price Index or various unmanaged equity indexes including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Standard & Poor's/Barra Value Index, the Russell 1000 Value Index and the Russell 2000 Value Index. The performance of a Fund may also be compared to the combined performance of two indexes. The performance of a Fund may also be compared to the performance of other mutual funds or mutual fund indexes with similar objectives and policies as reported by independent mutual fund reporting services such as Lipper Analytical Services, Inc. ("Lipper"). Lipper performance calculations are based upon changes in net asset value with all dividends reinvested and do not include the effect of any sales charges.

Information may be quoted from publications such as Morningstar, Inc., The Wall Street Journal, Money Magazine, Forbes, Barron's, Fortune, The Chicago Tribune, USA Today, Institutional Investor and Registered Representative. Also, investors may want to compare the historical returns of various investments, performance indexes of those investments or economic indicators, including but not limited to stocks, bonds, certificates of deposit, money market funds and U.S. Treasury obligations. Bank product performance may be based upon, among other things, the BANK RATE MONITOR National Index(Infinity) or various certificate of deposit indexes. Money market fund performance may be based upon, among other things, the IBC Financial Data, Inc.'s Money Fund Report(R) or Money Market Insight(R), reporting services on money market funds. Performance of U.S. Treasury obligations may be based upon, among other things, various U.S. Treasury bill indexes. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured.

A Fund may depict the historical performance of the securities in which a Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indexes of those investments or economic indicators. A Fund may also describe its portfolio holdings and depict its size or relative size compared to other mutual funds, the number and make-up of its shareholder base and other descriptive factors concerning the Fund. A Fund may also discuss the relative performance of growth stocks versus value stocks.

Each Fund's Class A shares are sold at net asset value plus a maximum sales charge of 5.75% of the offering price. While the maximum sales charge is normally reflected in the Fund's Class A performance figures, certain total return calculations may not include such charge and those results would be reduced if it were included. Class B shares and Class C shares are sold at net asset value. Redemptions of Class B shares within the first six years after purchase may be subject to a contingent deferred sales charge that ranges from 4% during the first year to 0% after six years. Redemption of the Class C shares within the first year after purchase may be subject to a 1% contingent deferred sales charge. Average annual total return figures do, and total return figures may, include the effect of the contingent deferred sales charge for the Class B shares and Class C shares that may be imposed at the end of the period in question. Performance figures for the Class B shares and Class C shares not including the effect of the applicable contingent deferred sales charge would be reduced if it were included.


The figures below show performance information for various periods for each Fund. Comparative information for certain indices is also included. Please note the differences and similarities between the investments which a Fund may purchase and the investments measured by the applicable indices. The net asset values and returns of each class of shares of the Funds will also fluctuate. No adjustment has been made for taxes payable on dividends. The periods indicated were ones of fluctuating securities prices and interest rates.

CONTRARIAN FUND -- NOVEMBER 30, 1999

AVERAGE
ANNUAL TOTAL            Fund Class    Fund Class     Fund Class
RETURN TABLE             A Shares      B Shares       C Shares
-----------              --------      --------       --------

Life of Class (+)         xx.xx%        xx.xx%        xx.xx%
Ten Years                 xx.xx%        xx.xx%        xx.xx%
Five Years                xx.xx%        xx.xx%        xx.xx%
Three Years               xx.xx%        xx.xx%        xx.xx%
One Year                  xx.xx%        xx.xx%        xx.xx%

(+) Since March 18, 1988 for Class A shares. Since September 11, 1995 for Class B and Class C shares.

N/A -Not Available.

Financial Services FUND -- NOVEMBER 30, 1999

AVERAGE
ANNUAL TOTAL            Fund Class    Fund Class     Fund Class
RETURN TABLE             A Shares      B Shares       C Shares
------------             --------      --------       --------

Life of Class (+)         xx.xx%        xx.xx%        xx.xx%
Ten Years                 xx.xx%        xx.xx%        xx.xx%
Five Years                xx.xx%        xx.xx%        xx.xx%
Three Years               xx.xx%        xx.xx%        xx.xx%
One Year                  xx.xx%        xx.xx%        xx.xx%

HIGH RETURN EQUITY FUND -- NOVEMBER 30, 1999

AVERAGE ANNUAL TOTAL           Fund Class       Fund Class       Fund Class
RETURN TABLE                    A Shares         B Shares         C Shares
------------                    --------         --------         --------

Life of Class (+)               xx.xx%          xx.xx%            xx.xx%
Ten Years                       xx.xx%          xx.xx%            xx.xx%
Five Years                      xx.xx%          xx.xx%            xx.xx%
Three Years                     xx.xx%          xx.xx%            xx.xx%
One Year                        xx.xx%          xx.xx%            xx.xx%


(+) Since March 18, 1988 for class A shares. Since September 11, 1995 for Class B and Class C shares.


N/A - Not Available.

SMALL CAP VALUE FUND -- NOVEMBER 30, 1999

AVERAGE ANNUAL TOTAL            Fund Class      Fund Class      Fund Class
RETURN TABLE                     A Shares        B Shares        C Shares
------------                     --------        --------        --------

Life of Class (+)                 xx.xx%          xx.xx%         xx.xx%
Five Years                        xx.xx%          xx.xx%         xx.xx%
Three Years                       xx.xx%          xx.xx%         xx.xx%
One Year                          xx.xx%          xx.xx%         xx.xx%

(+)  Since   May 22,   1992   for   Class   A   shares.    Since
September 11, 1995 for Class B and Class C shares.

N/A - Not Available.

SMALL CAP RELATIVE VALUE FUND -- September 30, 1999

AVERAGE ANNUAL TOTAL           Fund Class      Fund Class      Fund Class
RETURN TABLE                    A Shares        B Shares        C Shares
------------                    --------        --------        --------

Life of Fund (+)                  xx.xx%          xx.xx%         xx.xx%
One Year                          xx.xx%          xx.xx%         xx.xx%

(+) Since May 6, 1998 for Class A, B, and C shares.

U.S. Growth and Income Fund -- NOVEMBER 30, 1999

AVERAGE
ANNUAL TOTAL            Fund Class    Fund Class     Fund Class
RETURN TABLE             A Shares      B Shares       C Shares
------------             --------      --------       --------

Life of Class (+)         xx.xx%        xx.xx%        xx.xx%
Ten Years                 xx.xx%        xx.xx%        xx.xx%
Five Years                xx.xx%        xx.xx%        xx.xx%
Three Years               xx.xx%        xx.xx%        xx.xx%
One Year                  xx.xx%        xx.xx%        xx.xx%

Value FUND -- NOVEMBER 30, 1999

AVERAGE
ANNUAL TOTAL            Fund Class    Fund Class     Fund Class
RETURN TABLE             A Shares      B Shares       C Shares
------------             --------      --------       --------

Life of Class (+)         14.83%        15.81%        16.01%
Ten Years                 xx.xx%        xx.xx%        xx.xx%
Five Years                14.70%        15.83%        16.07%
Three Years               xx.xx%        xx.xx%        xx.xx%
One Year                  -7.71%        -5.02%        -2.08%



FOOTNOTES FOR ALL FUNDS

The Initial Investment and adjusted amounts for Class A shares were adjusted for the maximum initial sales charge at the beginning of the period, which is 5.75%. The Initial Investment for Class B and Class C shares was not adjusted. Amounts were adjusted for Class B and Class C shares for the contingent deferred sales charge that may be imposed at the end of the period based upon the schedule for shares sold currently; see "Redemption or Repurchase of Shares" in the prospectus.







OFFICERS AND BOARD MEMBERS


The officers and Board members of the Funds, their birthdates, their principal occupations and their affiliations, if any, with the Advisor and Kemper Distributors, Inc. ("KDI"), or their affiliates are listed below. All persons named as Board members also serve in similar capacities for other funds advised by Scudder Kemper Investments, Inc.




All Funds except Value Fund:
----------------------------
                                                                                               Position with
                                                                                               Underwriter,
                                       Position             Principal                          Scudder Investor
Name, Age and Address                  with  Fund           Occupation**                       Services, Inc.
---------------------                  ----------           ------------                       --------------

JAMES E. AKINS (10/15/26)              Board Member,         Consultant on International,       ----
2904 Garfield Terrace N.W.             Director of           Political and Economic Affairs;
Washington, D.C.;                      KVAL,Trustee of       formerly, a career United States
                                       Securities            Trust Foreign Service  Officer;
                                                             Energy  Adviser for the  White
                                                             House; United States Ambassador
                                                             to Saudi Arabia, 1973-1976.

                                       52

All Funds except Value Fund:
----------------------------
                                                                                                Position with
                                                                                                Underwriter,
                                       Position              Principal                          Scudder Investor
Name, Age and Address                  with Fund             Occupation**                       Services, Inc.
---------------------                  ---------             ------------                       --------------
JAMES R. EDGAR (07/22/46)              Trustee               Distinguished Fellow, Institute    ----
1927 County Road, 150E,                                      of Government and Public
Seymour, Illinois;                                           Affairs, University of Illinois;
                                                             Director, Kemper Insurance
                                                             Companies; formerly, Governor of
                                                             the State of Illinois, 1991-1999.

ARTHUR R. GOTTSCHALK                   Trustee               Retired; formerly, President,      ----
(2/13/25)                                                    Illinois Manufacturers
10642 Brookridge Drive,                                      Association; Trustee, Illinois
Frankfort,Illinois;                                          Masonic Medical Center;
                                                             formerly, Illinois State
                                                             Senator; formerly, Vice
                                                             President, The Reuben H.
                                                             Donnelley Corp.; formerly,
                                                             attorney.

FREDERICK T. KELSEY                    Trustee               Retired; formerly, consultant to    --
(4/25/27)                                                    Goldman, Sachs & Co.; formerly,
4010 Arbor Lane, Unit 102,                                   President, Treasurer and Trustee
Northfield, Illinois;                                        of Institutional Liquid Assets
                                                             and its affiliated mutual funds;
                                                             Trustee of Northern
                                                             Institutional; formerly, Trustee
                                                             of the Pilot Funds.

THOMAS W. LITTAUER                     Vice President*       Managing Director, Scudder         --
(4/26/55)##                                                  Kemper.


FRED B. RENWICK (2/1/30)               Trustee               Professor of Finance, New York      --
3 Hanover Square,                                            University, Stern School of
New York, New York                                           Business; Director, TIFF
                                                             Industrial Program, Inc.;
                                                             Director, The Wartburg Home
                                                             Foundation; Chairman, Investment
                                                             Committee of Morehouse College
                                                             Board of Trustees; Chairman,
                                                             American Bible Society
                                                             Investment Committee; formerly,
                                                             member of the Investment
                                                             Committee of Atlanta University
                                                             Board of Trustees; formerly,
                                                             Director of Board of Pensions,
                                                             Evangelical Lutheran Church of
                                                             America.

                                       53

All Funds except Value Fund:
----------------------------
                                                                                                Position with
                                                                                                Underwriter,
                                       Position              Principal                          Scudder Investor
Name, Age and Address                  with  Fund            Occupation**                       Services, Inc.
---------------------                  ----------            ------------                       --------------
JOHN G. WEITHERS (8/8/33)              Trustee               Retired; formerly, Chairman of     --
311 Spring Lake,                                             the Board and Chief Executive
Hinsdale, Illinois;                                          Officer, Chicago Stock Exchange;
                                                             Director, Federal Life Insurance
                                                             Company; President of the
                                                             Members of the Corporation and
                                                             Trustee, DePaul University.

MARK S. CASADY (9/21/60)+              President*            Managing Director, Scudder
                                                             Kemper.

PHILIP J. COLLORA                      Vice President,       Senior Vice President, Scudder
(11/15/45)##                           Treasurer and         Kemper
                                       Secretary

ANN M. McCREARY (11/6/56)              Vice President        Managing Director, Scudder
++                                                           Kemper.

KATHRYN L. QUIRK                       Vice President*       Managing Director, Scudder
(12/3/52)++                            Trustee for Kemper    Kemper.
                                       Equity Trust and
                                       Kemper Securities
                                       Trust

LINDA J. WONDRACK                      Vice President        Senior Vice President, Scudder
(9/12/64)+                                                   Kemper.

JOHN R. HEBBLE (6/27/58)+              Treasurer             Senior Vice President, Scudder      --
                                                             Kemper.

MAUREEN E. KANE                        Assistant Secretary   Vice President, Scudder Kemper.     --
(2/14/62)+


BRENDA LYONS (2/21/63)+                Assistant Treasurer   Senior Vice President, Scudder      --
                                                             Kemper.

CAROLINE PEARSON (4/1/62)+             Assistant Secretary   Senior Vice President,              --
                                                             Advisor; formerly, Associate,
                                                             Dechert Price & Rhoads (law
                                                             firm) 1989 to 1997

                                       54

All Funds except Value Fund:
----------------------------
                                                                                                Position with
                                                                                                Underwriter,
                                       Position              Principal                          Scudder Investor
Name, Age and Address                  with Fund             Occupation**                       Services, Inc.
---------------------                  ----------            ------------                       --------------
THOMAS  F. SASSI (11/7/42)             Vice President        Managing Director, Scudder         --
++                                     Kemper Value          Kemper; formerly, consultant
                                       Series, Inc. only:    with an unaffiliated investment
                                                             consulting firm and an officer
                                                             of an unaffiliated investment
                                                             banking firm from 1993 to 1996


JAMES M. EYSENBACH                     Vice President        Senior Vice President,              --
(4/1/62)@                              Kemper Securities     Advisor.
                                       Trust only:



LORI J. ENSINGER (12/12/61)            Vice President        Senior Vice President, Scudder      --
++                                     Kemper  Securities    Kemper.
                                       Trust only:



Value Fund only:                                                                                Position with
----------------                                                                                Underwriter,
                                       Position              Principal                          Scudder Investor
Name, Age and Address                  with Trust            Occupation**                       Services, Inc.
---------------------                  ----------            ------------                       --------------

Lynn  S. Birdsong (52)*#++             President and         Managing Director of Scudder       Senior Vice President
                                       Trustee               Kemper Investments, Inc.

Paul Bancroft III (68)                 Trustee               Venture Capitalist and             --
79 Pine Lane                                                 Consultant; Retired President,
Box 6639                                                     Chief Executive Officer and
Snowmass Village, CO 81615                                   Director, Bessemer Securities
                                                             Corporation

Sheryle J. Bolton (52)                 Trustee               Chief Executive Officer and        --
Scientific Learning Corporation                              Director, Scientific Learning
1995 University Ave                                          Corporation, Former President
Suite 400                                                    and Chief Operating Officer,
San Francisco, CA 94704                                      Physicians Online, Inc.
                                                             (electronic transmission of
                                                             clinical information for
                                                             physicians (1994-1995); Member,
                                                             Senior Management Team,
                                                             Rockefeller & Co. (1990-1993)

                                       55

Value Fund only:                                                                                Position with
----------------                                                                                Underwriter,
                                       Position              Principal                          Scudder Investor
Name, Age and Address                  with Trust            Occupation**                       Services, Inc.
---------------------                  ----------            ------------                       --------------

William T. Burgin (55)                 Trustee               General Partner, Bessemer           --
83 Walnut Street                                             Venture Partners; General
Wellesley, MA 02481-2101                                     Partner, Deer & Company;
                                                             Director, James River Corp.;
                                                             Director Galile Corp., Director
                                                             of various privately held
                                                             companies

Keith R. Fox (44)                      Trustee               Private Equity Investor, Exeter     --
Exeter Capital Management Corporation                        Capital Management Corporation
10 East 53rd Street
New York, NY 10022

William H. Luers (69)                  Trustee               President, The Metropolitan
The Metropolitan Museum of Art                               Museum of Art (1986 to present)
1000 Fifth Avenue
New York, NY 10028

Kathryn L. Quirk (45)*#++              Trustee, Vice         Managing Director of Scudder       Senior Vice President,
                                       President and         Kemper Investments, Inc.           Chief Legal Officer and
                                       Assistant Secretary                                      Assistant Clerk

Joan E. Spero (54)                     Trustee               President, The Doris Duke          __
Doris Duke Charitable Foundation                             Charitable Foundation (1997 to
650 Fifth Avenue -  19th Floor                               present), Undersecretary of
New York, NY 10019                                           State for Economic, Business and
                                                             Agricultural Affairs, (1993-1997)

Thomas J. Devine (71)                  Honorary Trustee      Consultant                         __
450 Park Avenue
New York, NY 10022

Wilson Nolen (71)                      Honorary Trustee      Consultant, June 1989 to
1120 Fifth Avenue                                            present, Corporate Vice
New York, NY 10128-0144                                      President of Becton, Dickinson &
                                                             Company (manufacturer of medical
                                                             and scientific products),
                                                             from 1973 to June 1989

Robert G. Stone, Jr. (75)              Honorary Trustee      Chairman Emeritus and Director,    --
405 Lexington Avenue                                         Kirby Corporation (inland and
39th Floor                                                   offshore marine transportation
New York, NY  10174                                          and diesel repairs)

Donald E. Hall (46)@                   Vice President        Managing Director of Scudder        --
                                                             Kemper Investments, Inc.

                                       56

Value Fund only:                                                                                Position with
----------------                                                                                Underwriter,
                                       Position              Principal                          Scudder Investor
Name, Age and Address                  with Trust            Occupation**                       Services, Inc.
---------------------                  ----------            ------------                       --------------

Ann M. McCreary( 48)++                 Vice President        Managing Director of Scudder       __
                                                             Kemper Investments, Inc.

Kathleen T. Millard (37)++             Vice President        Managing Director of Scudder       --
                                                             Kemper Investments, Inc.

John Millette (37)                     Vice President and    Assistant Vice President of
                                       Secretary             Scudder Kemper Investments, Inc.
                                                             since September 1994; previously
                                                             employed by the law firm Kaye,
                                                             Scholer, Fierman, Hays & Handler


John R. Hebble (40)+                   Treasurer             Senior Vice President of Scudder   --
                                                             Kemper Investments, Inc.

Caroline Pearson (36)+                 Assistant Secretary   Senior Vice President of Scudder   --
                                                             Kemper Investments, Inc.;
                                                             Associate, Dechert Price &
                                                             Rhoads (law firm) 1989-1997


*        Mr.  Birdsong  and  Ms.  Quirk  are  considered  by the
         Trust  and  its   counsel   to  be   persons   who  are
         "interested  persons"  of the  Advisor or of the Trust
         (within the meaning of the 1940 Act).

** Unless otherwise stated, all the Trustees and officers have been associated with their respective companies for more than five years, but not necessarily in the same capacity.
#        Mr.   Birdsong   and  Ms.  Quirk  are  members  of  the
         Executive  Committee,  which  may  exercise  all of the
         powers of the Trustees when they are not in session.
##       Address: 222 South Riverside Plaza, Chicago, Illinois.
+        Address:     Two    International     Place,    Boston,
         Massachusetts
++       Address:  345 Park Avenue, New York, New York
@        Address:   333  South   Hope   Street,   Los   Angeles,
         California

*    "Interested persons" as defined in the 1940 Act.


         The Board members and officers who are "interested persons" as designated above receive no compensation from the Funds. The table below shows amounts from Kemper Value Series, Inc. ("KVAL") paid or accrued to those directors who are not designated "interested persons" during the fiscal period January 1, 1999 through November 30, 1999. The table below also shows amounts from Kemper Securities Trust (the "Trust"), including amounts from Small Cap Relative Value Fund and U.S.Growth and Income Fund, paid or accrued to such trustees for the fiscal period ended September 30, 1999. The total compensation from the Kemper Fund complex is for the 1999 calendar year.



                                                  Kemper      Small Cap     High
                                  Financial       Equity       Relative     Return      Kemper Securities
 Name of Trustee                  Services        Trust         Value        Equity          Trust
 ---------------                  --------        -----         -----        ------          -----

                                       57

                                                  Kemper      Small Cap     High
                                  Financial       Equity       Relative     Return      Kemper Securities
 Name of Trustee                  Services        Trust         Value        Equity          Trust
 ---------------                  --------        -----         -----        ------          -----

James E. Akins

James R. Edgar

Arthur R. Gottschalk

Frederick T. Kelsey

Fred B. Renwick

John G. Weithers




                                                                         Kemper            Total
                                                                         Value         Compensation
                              Contrarian    High Return    Small Cap     Series      Kemper Funds Paid
Name of Trustee                   Fund         Equity         Value       Trust       to Trustees**
---------------                   ----         ------         -----       -----       -------------

James E. Akins

James R. Edgar

Arthur R. Gottschalk

Frederick T. Kelsey

Fred B. Renwick

John G. Weithers



Includes compensation for service on the boards of 15 Kemper funds with 53 fund portfolios. Each board member currently serves as a board member of 15 Kemper
Funds with 53 fund portfolios.



                                     Value Equity Trust*                        All Scudder Funds
                                     -------------------                        -----------------

                                  Paid by             Paid by          Paid by               Paid by
Name                             the Trust        the  Advisor(1)     the Funds         The  Advisor(1)
----                             ---------        ---------------     ---------         ---------------


Paul Bancroft III, Trustee        $14,750               $850         $174,200 (23       $ 8,925 (23 funds)
                                                                        funds)

Sheryle J. Bolton,                $14,750              $0.00           $149,050           $0.00 (23 funds)
Trustee**                                                             (23 funds)

                                       58

                                     Value Equity Trust*                        All Scudder Funds
                                     -------------------                        -----------------

                                  Paid by             Paid by          Paid by               Paid by
Name                             the Trust        the  Advisor(1)     the Funds         The  Advisor(1)
----                             ---------        ---------------     ---------         ---------------

William T. Burgin,                $14,750               $850           $150,950          $8,925 (23 funds)
 Trustee                                                              (23 funds)


Thomas J. Devine,                 $16,650               $850           $178,000          $8,925 (24 funds)
Honorary Trustee+                                                     (24 funds)

Keith R. Fox,                     $17,150               $850           $172,350          $8,925 (21 funds)
Trustee                                                               (21 funds)

William H. Luers,                 $13,250               $850           $157,050          $8,925 (24 funds)
Trustee**                                                             (24 funds)

Wilson Nolen,                     $14,750               $850           $189,075          $6,375 (24 funds)
Honorary Trustee+                                                     (24 funds)

Joan E. Spero,***                  $2,685              $0.00            $29,736          $0.00 (21 funds)
Trustee                                                               (21 funds)

Robert G. Stone, Jr.               $0.00               $0.00            $8,000#           $0.00 (1 fund)
Honorary Trustee                                                       (1 fund)


(1) The Advisor paid the compensation to the Trustees for meetings associated with the Advisor's alliance with Zurich Insurance Company. See "Investment Advisor" for additional information.

* Value Equity Trust consists of two funds: Scudder Large Company Value Fund and Value Fund.
**       Elected as Trustee of the Trust in October 1997.
***      Elected as Trustee of the Trust in September 1998.
+ Elected as an Honorary Trustee in December 1998, after serving as a Trustee.
# Includes pension or retirement benefits received as Director of The Japan Fund.


         Members of the Board of Trustees who are employees of the Advisor or its affiliates receive no direct compensation from the Trust, although they are compensated as employees of the Advisor, or its affiliates, as a result of which they may be deemed to participate in fees paid by each Fund.




Principal Holders of Securities

As of December 31, 1999 the officers and Board members as a group owned less than 1% of each Fund, and the following owned of record more than 5% of the outstanding stock of the funds, as set forth below.



Kemper  Small Cap Relative Value Fund

------------------------------------- ----------------------- ------------------
                NAME                         CLASS                 PERCENTAGE
------------------------------------- ----------------------- ------------------
------------------------------------- ----------------------- ------------------
Scudder Kemper Investments, Inc.                A                     18.95
345 Park Avenue
New York, NY  10154
------------------------------------- ----------------------- ------------------
------------------------------------- ----------------------- ------------------

------------------------------------- ----------------------- ------------------
                NAME                         CLASS                 PERCENTAGE
------------------------------------- ----------------------- ------------------
National Financial Sercives Corp.               A                     12.82
FBO Gary Gainspoletti, TTEE
200 Liberty Street
New York, NY  10281
------------------------------------- ----------------------- ------------------
------------------------------------- ----------------------- ------------------
Donaldson, Lufkin & Jenrette                    A                     13.81
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303
------------------------------------- ----------------------- ------------------
------------------------------------- ----------------------- ------------------
First Union Securities                          A                      8.61
Commission Accounting
77 W. Wacker Drive
Chicago, IL  60601
------------------------------------- ----------------------- ------------------
------------------------------------- ----------------------- ------------------
Prudential Securities Inc.                      A                      9.01
FBO DIMA Ventures Inc.
4199 Campus Drive
Irvine, CA  92612
------------------------------------- ----------------------- ------------------
------------------------------------- ----------------------- ------------------
National Financial Services Corp.               B                     16.62
FBO Timothy Grace
200 Liberty Street
New York, NY  10281
------------------------------------- ----------------------- ------------------
------------------------------------- ----------------------- ------------------
Donaldson, Lufkin & Jenrette                    B                     26.15
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303
------------------------------------- ----------------------- ------------------
------------------------------------- ----------------------- ------------------
Merrill, Lynch, Pierce, Fenner &                B                     12.86
Smith
For the sole benefit of customers
4800 Deer Lake Drive East
Jacksonville, FL  32246
------------------------------------- ----------------------- ------------------
------------------------------------- ----------------------- ------------------
National Financial Services Corp.               C                      9.04
Omnibus Acocunt
200 Liberty Street
New York, NY  10281
------------------------------------- ----------------------- ------------------
------------------------------------- ----------------------- ------------------
Donaldson, Lufkin & Jenrette                    C                      5.79
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303
------------------------------------- ----------------------- ------------------
------------------------------------- ----------------------- ------------------
PaineWebber                                     C
FBO Sharon & Leonard Lavinson,
JTWROS
301 Iris Road
Cherry Hill, NJ  08003
------------------------------------- ----------------------- ------------------
------------------------------------- ----------------------- ------------------
Weiland Precision Machin Inc, 401K              C
FBO Charles Weiland, TTEE
34678 Hickory Lane
Wildomar, CA  92595
------------------------------------- ----------------------- ------------------

Kemper Value Fund

------------------------------------- ----------------------- ------------------
                NAME                         CLASS                 PERCENTAGE
------------------------------------- ----------------------- ------------------
------------------------------------- ----------------------- ------------------
National Financial Services Corp.               A                      5.34
FBO Janet Garvey
200 Liberty Street
New York, NY  10281
------------------------------------- ----------------------- ------------------
------------------------------------- ----------------------- ------------------
Donaldson, Lufkin & Jenrette                    A                      6.88
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303
------------------------------------- ----------------------- ------------------
------------------------------------- ----------------------- ------------------
National Financial Services Corp.               B                     10.30
FBO Mina Slusher, TTEE
200 Liberty Street
New York, NY  10281
------------------------------------- ----------------------- ------------------
------------------------------------- ----------------------- ------------------
Donaldson, Lufkin & Jenrette                    B                     13.00
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303
------------------------------------- ----------------------- ------------------
------------------------------------- ----------------------- ------------------
National Financial Services Corp.               C                      6.60
FBO Francea Downs, TTEE
200 Liberty Street
New York, NY  10281
------------------------------------- ----------------------- ------------------
------------------------------------- ----------------------- ------------------
Donaldson, Lufkin & Jenrette                    C                      8.24
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303
------------------------------------- ----------------------- ------------------


Kemper-Dreman Financial Services Fund

------------------------------------- ----------------------- ------------------
                NAME                          CLASS                 PERCENTAGE
------------------------------------- ----------------------- ------------------
------------------------------------- ----------------------- ------------------
Donaldson, Lufkin & Jenrette                    A                     13.94
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303
------------------------------------- ----------------------- ------------------
------------------------------------- ----------------------- ------------------
National Financial Services Corp.               A                     11.21
FBO Melissa & Kevin Krivohlavek
200 Liberty Street
New York, NY  10281
------------------------------------- ----------------------- ------------------
------------------------------------- ----------------------- ------------------
Olde Discount                                   A                      5.32
751 Griswold Street
Detroit, MI  48226
------------------------------------- ----------------------- ------------------
------------------------------------- ----------------------- ------------------

------------------------------------- ----------------------- ------------------
                NAME                         CLASS                 PERCENTAGE
------------------------------------- ----------------------- ------------------

National Financial Services Corp.               B                     10.99
FBO Stanley Sulc
200 Liberty Street
New York, NY  10281
------------------------------------- ----------------------- ------------------
------------------------------------- ----------------------- ------------------
Donaldson, Lufkin & Jenrette                    B                     15.77
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303
------------------------------------- ----------------------- ------------------
------------------------------------- ----------------------- ------------------
Merrill, Lynch, Pierce, Fenner &                B                      5.61
Smith
For the sole benefit of customers
4800 Deer Lake Drive East
Jacksonville, FL  32246
------------------------------------- ----------------------- ------------------
------------------------------------- ----------------------- ------------------
First Union Securities                          B                      8.97
Commission Accounting
77 W. Wacker Drive
Chicago, IL  60601
------------------------------------- ----------------------- ------------------
------------------------------------- ----------------------- ------------------
National Financial Services Corp.               C                      5.86
FBO Tracy & Kathleen Carroll
200 Liberty Street
New York, NY  10281
------------------------------------- ----------------------- ------------------
------------------------------------- ----------------------- ------------------
Donaldson, Lufkin & Jenrette                    C                     16.28
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303
------------------------------------- ----------------------- ------------------
------------------------------------- ----------------------- ------------------
Merrill, Lynch, Pierce, Fenner &                C                      9.50
Smith
For the sole benefit of customers
4800 Deer Lake Drive East
Jacksonville, FL  32246
------------------------------------- ----------------------- ------------------


Kemper Contrarian Fund

------------------------------------- ----------------------- ------------------
                NAME                          CLASS                 PERCENTAGE
------------------------------------- ----------------------- ------------------
------------------------------------- ----------------------- ------------------
Scudder Trust Company                           A                     12.97
FBO Angelo Lafrate Construction Co.
&
Angelo's Crushed Concrete 401K
P.O. Box 957
Salem, NH  03079
------------------------------------- ----------------------- ------------------
------------------------------------- ----------------------- ------------------
National Financial Services Corp.               B                      8.04
FBO Anthony Lentine, TTEE
200 Liberty Street
New York, NY  10281
------------------------------------- ----------------------- ------------------
------------------------------------- ----------------------- ------------------

------------------------------------- ----------------------- ------------------
                NAME                         CLASS                 PERCENTAGE
------------------------------------- ----------------------- ------------------
Donaldson, Lufkin & Jenrette                    B                      8.23
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303
------------------------------------- ----------------------- ------------------
------------------------------------- ----------------------- ------------------
Donaldson, Lufkin & Jenrette                    C                      8.38
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303
------------------------------------- ----------------------- ------------------
------------------------------------- ----------------------- ------------------
Merrill, Lynch, Pierce, Fenner &                C                     13.29
Smith
For the sole benefit of customers
4800 Deer Lake Drive East
Jacksonville, FL  32246
------------------------------------- ----------------------- ------------------






Kemper-Dreman High Return Equity Fund

------------------------------------- ----------------------- ------------------
                NAME                          CLASS                 PERCENTAGE
------------------------------------- ----------------------- ------------------
------------------------------------- ----------------------- ------------------
National Financial Services Corp.               A                      8.51
FBO Shirley Hori
200 Liberty Street
New York, NY  10281
------------------------------------- ----------------------- ------------------
------------------------------------- ----------------------- ------------------
Donaldson, Lufkin & Jenrette                    A                      7.03
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303
------------------------------------- ----------------------- ------------------
------------------------------------- ----------------------- ------------------
National Financial Services Corp.               B                     12.13
FBO Samuel Shaver
200 Liberty Street
New York, NY  10281
------------------------------------- ----------------------- ------------------
------------------------------------- ----------------------- ------------------
Donaldson, Lufkin & Jenrette                    B                     11.10
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303
------------------------------------- ----------------------- ------------------
------------------------------------- ----------------------- ------------------
Merrill, Lynch, Pierce, Fenner &                B                      6.21
Smith
For the sole benefit of customers
4800 Deer Lake Drive East
Jacksonville, FL  32246
------------------------------------- ----------------------- ------------------
------------------------------------- ----------------------- ------------------
National Financial Services Corp.               C                      8.55
FBO Gloria Montero
200 Liberty Street
New York, NY  10281
------------------------------------- ----------------------- ------------------
------------------------------------- ----------------------- ------------------

------------------------------------- ----------------------- ------------------
                NAME                         CLASS                 PERCENTAGE
------------------------------------- ----------------------- ------------------
Donaldson, Lufkin & Jenrette                    C                      8.15
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303
------------------------------------- ----------------------- ------------------
------------------------------------- ----------------------- ------------------
Merrill, Lynch, Pierce, Fenner &                C                     14.58
Smith
For the sole benefit of customers
4800 Deer Lake Drive East
Jacksonville, FL  32246
------------------------------------- ----------------------- ------------------
------------------------------------- ----------------------- ------------------
National Financial Services Corp.               C                      5.90
FBO Shirley Baumann
200 Liberty Street
New York, NY  10281
------------------------------------- ----------------------- ------------------
------------------------------------- ----------------------- ------------------
Scudder Kemper Investments                      I                     17.37
Money Purchase Plan
345 Park Avenue
New York, NY  10154
------------------------------------- ----------------------- ------------------
------------------------------------- ----------------------- ------------------
Scudder Kemper Investments                      I                    64.58
Profit Sharing Plan
345 Park Avenue
New York, NY  10154
------------------------------------- ----------------------- ------------------
------------------------------------- ----------------------- ------------------

------------------------------------- ----------------------- ------------------

Kemper Small Cap Value Fund

------------------------------------- ----------------------- ------------------
                NAME                         CLASS                 PERCENTAGE
------------------------------------- ----------------------- ------------------
------------------------------------- ----------------------- ------------------
National Financial Services Corp.               A                      6.19
FBO Susan & John Shaw
200 Liberty Street
New York, NY  10281
------------------------------------- ----------------------- ------------------
------------------------------------- ----------------------- ------------------
National Financial Services Corp.               A                      7.01
FBO Susan & John Shaw
200 Liberty Street
New York, NY  10281
------------------------------------- ----------------------- ------------------
------------------------------------- ----------------------- ------------------
National Financial Services Corp.               B                     10.87
FBO Marth McDaniel
200 Liberty Street
New York, NY  10281
------------------------------------- ----------------------- ------------------
------------------------------------- ----------------------- ------------------
Donaldson, Lufkin & Jenrette                    B                     10.28
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303
------------------------------------- ----------------------- ------------------
------------------------------------- ----------------------- ------------------

------------------------------------- ----------------------- ------------------
                NAME                         CLASS                 PERCENTAGE
------------------------------------- ----------------------- ------------------

Merrill, Lynch, Pierce, Fenner &                B                      9.05
Smith
For the sole benefit of customers
4800 Deer Lake Drive East
Jacksonville, FL  32246
------------------------------------- ----------------------- ------------------
------------------------------------- ----------------------- ------------------
National Financial Services Corp.               C                      5.90
FBO Shirley Baumann
200 Liberty Street
New York, NY  10281
------------------------------------- ----------------------- ------------------
------------------------------------- ----------------------- ------------------
Donaldson, Lufkin & Jenrette                    C                      7.67
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303
------------------------------------- ----------------------- ------------------
------------------------------------- ----------------------- ------------------
Merrill, Lynch, Pierce, Fenner &                C                     22.46
Smith
For the sole benefit of customers
4800 Deer Lake Drive East
Jacksonville, FL  32246
------------------------------------- ----------------------- ------------------
------------------------------------- ----------------------- ------------------
Scudder Kemper Investments                      I                     19.42
Money Purchase Plan
345 Park Avenue
New York, NY  10154
------------------------------------- ----------------------- ------------------
------------------------------------- ----------------------- ------------------
Scudder Kemper Investments                      I                     67.15
Profit Sharing Plan
345 Park Avenue
New York, NY  10154
------------------------------------- ----------------------- ------------------


Kemper U.S Growth & Income Fund

------------------------------------- ----------------------- ------------------
                NAME                          CLASS                 PERCENTAGE
------------------------------------- ----------------------- ------------------
------------------------------------- ----------------------- ------------------
National Financial Services Corp.               A                      5.87
FBO Melissa & Kevin Krivohlavek
200 Liberty Street
New York, NY  10281
------------------------------------- ----------------------- ------------------
------------------------------------- ----------------------- ------------------
Raymond James & Associates                      A                      6.88
P.O. Box 12749
St. Petersburg, FL  33733
------------------------------------- ----------------------- ------------------
------------------------------------- ----------------------- ------------------
National Financial Services Corp.               B                     12.00
FBO Marth Stevenson
200 Liberty Street
New York, NY  10281
------------------------------------- ----------------------- ------------------
------------------------------------- ----------------------- ------------------

------------------------------------- ----------------------- ------------------
                NAME                         CLASS                 PERCENTAGE
------------------------------------- ----------------------- ------------------
Donaldson, Lufkin & Jenrette                    B                      8.33
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303
------------------------------------- ----------------------- ------------------
------------------------------------- ----------------------- ------------------
National Financial Services Corp.               C                      5.30
FBO Irvong Rossoff
200 Liberty Street
New York, NY  10281
------------------------------------- ----------------------- ------------------
------------------------------------- ----------------------- ------------------
Donaldson, Lufkin & Jenrette                    C                      5.96
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303
------------------------------------- ----------------------- ------------------
------------------------------------- ----------------------- ------------------
Merrill, Lynch, Pierce, Fenner &                C                      6.80
Smith
For the sole benefit of customers
4800 Deer Lake Drive East
Jacksonville, FL  32246

------------------------------------- ----------------------- ------------------


Kemper Value Fund


         As of December 31, 1999, 5.34% of the outstanding Kemper Class A shares of the Fund were held in the name of National Financial Services Corp., for the benefit of Janet Garvey, 200 Liberty Street, New York, NY 10281, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

         As of December 31, 1999, 6.88% of the outstanding Kemper Class A shares of the Fund were held in the name of Donaldson, Lufkin & Jenrette Securities Corp., P.O. Box 2052, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

         As of December 31, 1999, 10.30% of the outstanding Kemper Class B shares of the Fund were held in the name of National Financial Services Corp., for the benefit of Mina Slusher, 200 Liberty Street, New York, NY 10281, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

         As of December 31, 1999, 13.00% of the outstanding Kemper Class B shares of the Fund were held in the name of Donaldson, Lufkin & Jenrette Securities Corp., P.O. Box 2052, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

         As of December 31, 1999, 6.60% of the outstanding Kemper Class C shares of the Fund were held in the name of National Financial Services Corp., for the benefit of Frances Downs, 200 Liberty Street, New York, NY 10281, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

         As of December 31, 1999, 8.24% of the outstanding Kemper Class C shares of the Fund were held in the name of Donaldson, Lufkin & Jenrette Securities Corp., P.O. Box 2052, Jersey City, NJ 07303, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.


SHAREHOLDER RIGHTS


The Contrarian, High Return Equity and Small Cap Value Funds are each a series of Kemper Value Series, Inc. ("KVS"). KVS was organized as a Maryland corporation in October, 1987 and has an authorized capitalization of 3,000,000,000 shares of $.01 par value common stock. In March, 1998, KVS changed its name from Kemper Value Fund, Inc. to Kemper Value Series, Inc. and in July, 1997, KVS changed its name from Kemper-Dreman Fund, Inc. to Kemper Value Fund, Inc. In

September, 1995, KVS changed its name from Dreman Mutual Group, Inc. to Kemper-Dreman Fund, Inc. The Small Cap Relative Value Fund and U.S. Growth and Income Fund are each a series of Kemper Securities Trust formerly known as Kemper Growth and Income Fund) ("KST"). KST was organized as a business trust under the laws of Massachusetts on October 2, 1997. Financial Services Fund is a series of Kemper Equity Trust ("KET"). KET was organized as a business trust under the laws of Massachusetts on January 6, 1998. Value Fund is a series of Value Equity Trust ("VET", and together with KST and VET, the "Trusts"). VET was organized as a business trust under the laws of Massachusetts on October 16, 1985. VET's predecessor was organized as a Delaware corporation in May 1966. The Trusts may issue an unlimited number of shares of beneficial interest in one or more series, all having a par value of $.01, which may be divided by the Board into classes of shares. Since KVS and the Trusts may offer multiple funds, each is known as a "series company." Currently, KVS offers four classes of shares of each Fund. These are Class A, Class B and Class C shares, as well as Class I shares, which have different expenses, that may affect performance, and are available for purchase exclusively by the following investors: (a) tax-exempt retirement plans of the Advisor and its affiliates; and (b) the following investment advisory clients of the Advisor and its investment advisory affiliates that invest at least $1 million in a Fund: (1) unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement plans); (2) unaffiliated banks and insurance companies purchasing for their own accounts; and (3) endowment funds of unaffiliated non-profit organizations. Currently, the Trusts offer three classes of shares --Class A, Class B and Class C shares. The Board may authorize the issuance of additional classes and additional Funds if deemed desirable, each with its own investment objectives, policies and restrictions. Shares of a Fund have equal noncumulative voting rights except that Class B and Class C shares have separate and exclusive voting rights with respect to the Rule 12b-1 Plan. Shares of each class also have equal rights with respect to dividends, assets and liquidation of such Fund subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of the Fund. Shares of each Fund are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. The Board of Directors of KVS and the Boards of Trustees of the Trusts may, to the extent permitted by applicable law, have the right at any time to redeem from any shareholder, or from all shareholders, all or any part of any series or class, or of all series or classes, of the shares of KVS and the Trust.

The Funds' activities are supervised by KVS' or the Trusts' Boards of Directors or Trustees, as applicable.


Any matter shall be deemed to have been effectively acted upon with respect to the Fund if acted upon as provided in Rule 18f-2 under the 1940 Act, or any successor rule, and in the Trust's Declaration of Trust. As used in the Prospectus and in this Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with general matters affecting the Fund and all additional portfolios (e.g., election of directors), means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares. The term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting a single Fund or any other single portfolio (e.g., annual approval of investment management contracts), means the vote of the lesser of (i) 67% of the shares of the portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the portfolio.

Each trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) the Fund will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause, by the action of two-thirds of the remaining Trustees. Any Trustee may be removed at any meeting of shareholders by vote of two-thirds of the Outstanding Shares. The Trustees shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any such Trustee or Trustees when requested in writing to do so by the holders of not less than ten percent of the Outstanding Shares, and in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act. A majority of the Trustees shall be present in person at any regular or special meeting of the Trustees in order to constitute a quorum for the transaction of business at such meeting and, except as otherwise required by law, the act of a majority of the Trustees present at any such meetings, at which a quorum is present, shall be the act of the Trustees.

The Funds are not required to hold annual shareholder meetings and do not intend to do so. However, they will hold special meetings as required or deemed desirable for such purposes as electing Board members, changing fundamental policies or approving an investment management agreement. KVS will call a meeting of shareholders, if requested to do so by the holders of at least 10% of KVS's outstanding shares. In the case of a meeting called to consider removal of a Board member or Board members, KVS or the Trust will assist in communications with other shareholders as required by Section 16(c) of the 1940 Act. If shares of more than one Fund are outstanding, shareholders will vote by Fund and not in the aggregate or by class except when voting in the aggregate is required under the 1940 Act, such as for the election of Board members, or when voting by class is appropriate. The Trusts are not required to hold and have no current intention of holding annual shareholder meetings, although special meetings may be called for purposes such as electing or removing Trustees, changing fundamental investment policies or approving an investment management contract. Subject to the Declarations of Trust and By Laws of the Trusts, shareholders may remove Trustees. Shareholders will be assisted in communicating with other shareholders in connection with removing a Trustee as if Section 16(c) of the 1940 Act were applicable. Under the Agreement and Declaration of Trust of each Trust, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination of a Fund or a class to the extent and as provided in the Declaration of Trust; (d) any amendment of a Declaration of Trust (other than amendments changing the name of a Fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declarations of Trust, the By-laws of the Trusts, or any registration of a Fund with the Securities and Exchange Commission or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental policies or restrictions.

The Trusts' Declaration of Trust specifically authorizes the Board of Trustees to terminate a Fund or any class by notice to the shareholders without shareholder approval.

Each Trust may issue an unlimited number of shares of beneficial interest in one or more series or Funds, all having a par value of $.01, which may be divided by the Board of Trustees into classes of shares. The Board of Trustees of each trust may authorize the issuance of additional classes and additional Funds if deemed desirable, each with its own investment objective, policies and restrictions. Since each Trust may offer multiple Portfolios, they are known as a "series company." Currently, each Trust offers three classes of shares of the Fund. These are Class A, Class B and Class C . VET also offers Scudder shares of Value Fund. Shares of a Fund have equal noncumulative voting rights except that Class B and Class C shares have separate and exclusive voting rights with respect to each such class' Rule 12b-1 Plan. Shares of each class also have equal rights with respect to dividends, assets and liquidation of the Fund subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of the Fund. Shares are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. If shares of more than one Fund are outstanding, shareholders will vote by Fund and not in the aggregate or by class except when voting in the aggregate is required under the 1940 Act, such as for the election of trustees, or when voting by class is appropriate.

Master/Feeder Structure. The Board of Directors or Trustees of KVS and the Trusts may determine, without further shareholder approval, in the future that the objectives of the Funds would be achieved more effectively by investing in a master fund in a master/feeder fund structure. A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds in the master fund in an effort to achieve possible economies of scale and efficiencies in portfolio management, while preserving separate identities, management or distribution channels at the feeder fund level. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and the realization of taxable gains or loss, or by contributing its assets to the master fund and avoiding transaction costs and the realization of taxable gain or loss.

APPENDIX -- RATINGS OF INVESTMENTS

The four highest ratings of Moody's Investors Service, Inc. ("Moody's") for municipal bonds are Aaa, Aa, A and Baa. Municipal bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to municipal bonds which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated municipal bonds. The Aaa and Aa rated municipal bonds comprise what are generally known as "high grade bonds." Municipal bonds which are rated A by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A rated municipal bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Municipal bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest coverage and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Municipal bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Municipal bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Municipal bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Municipal bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Municipal bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

The four highest ratings of Standard & Poor's Corporation ("S&P") for municipal bonds are AAA, AA, A and BBB. Municipal bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this capacity than for bonds in higher rated categories. Municipal bonds rated BB, B, CCC, CC or C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating CI is reserved for income bonds on which no interest is being paid. Bonds rated D are in default and payment of interest and/or repayment of principal is in arrears.

The four highest ratings of Fitch Investors Service, Inc. ("Fitch") for municipal bonds are AAA, AA, A and BBB. Municipal bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue. Bonds rated CCC have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment. Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time. Bonds rated C are in imminent default in payment of interest or principal. Bonds rated DDD, DD and D are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

The four highest ratings of Duff & Phelps Credit Rating Co. ("Duff") for municipal bonds are AAA, AA, A and BBB. Bonds rated AAA have the highest rating assigned by Duff to a debt obligation. They are of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt. Bonds rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Bonds rated A have protection factors that are average but adequate. However, risk factors are more variable and greater in periods of economic stress. Bonds rated BBB have below average protection factors but are still considered sufficient for prudent investment. They have considerable volatility in risk during economic cycles. Bonds rated BB are below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category. Bonds rated B are below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade. Bonds rated CCC are well below investment grade securities. Considerable uncertainty exists as to timely payment of principal or interest. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments. Bonds rated D are in default. The issuer failed to meet scheduled principal and/or interest payments.

The "debt securities" included in the discussions of temporary investments are corporate (as opposed to municipal) debt obligations rated AAA, AA or A by S&P or Aaa, Aa or A by Moody's. Corporate debt obligations rated AAA by S&P are "highest grade obligations." Obligations bearing the rating of AA also qualify as "high grade obligations" and "in the majority of instances differ from AAA issues only in small degree." Corporate debt obligations rated A by S&P are regarded as "upper medium grade" and have "considerable investment strength, but are not entirely free from adverse effects of changes in economic and trade conditions." The Moody's corporate debt ratings of Aaa, Aa and A do not differ materially from those set forth above for municipal bonds.

Taxable or tax-exempt commercial paper ratings of A-1 or A-2 by S&P and P-1 or P-2 by Moody's are the highest paper ratings of the respective agencies. The issuer's earnings, quality of long-term debt, management and industry position are among the factors considered in assigning such ratings.

Subsequent to its purchase by a Fund, an issue of Municipal Securities or a temporary investment may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event requires the elimination of such obligation from the Fund's portfolio, but KFS will consider such an event in its determination of whether the Fund should continue to hold such obligation in its portfolio. To the extent that the ratings accorded by S&P, Moody's, Fitch or Duff for municipal bonds or temporary investments may change as a result of changes in such organizations, or changes in their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in municipal bonds or temporary investments in accordance with the investment policies contained herein.

                             KEMPER SECURITIES TRUST

                            PART C. OTHER INFORMATION


   Item 23.      Exhibits.
   --------      ---------

     (a)           (a)(1)                   Declaration of Trust dated October 1, 1997 is incorporated by reference to
                                            Pre-Effective Amendment No. 1 to the Registration Statement.

                   (a)(2)                   Written Consent of Amendment to the Declaration of Trust dated January 8,
                                            1998 is incorporated by reference to Pre-Effective Amendment No. 1 to the
                                            Registration Statement.

     (b)                                    By-laws is incorporated by reference to Pre-Effective Amendment No. 1 to the
                                            Registration Statement.

     (c)                                    Inapplicable.

     (d)           (d)(1)                   Investment Management Agreement between the Registrant, on behalf of Kemper
                                            U.S. Growth and Income Fund, and Scudder Kemper Investments, Inc., dated
                                            September 7, 1998 is incorporated by reference to Pre-Effective Amendment
                                            No. 4 to the Registration Statement.

                   (d)(2)                   Investment Management Agreement (IMA) between the Registrant, on behalf of
                                            Kemper Small Cap Relative Value Fund, and Scudder Kemper Investments, Inc.,
                                            dated September 7, 1998 is incorporated by reference to Pre-Effective
                                            Amendment No. 4 to the Registration Statement.

     (e)                                    Underwriting Agreement between the Registrant and Kemper Distributors, Inc.
                                            dated October 1, 1999 is filed herein.

     (f)                                    Inapplicable.

     (g)           (g)(1)                   Custodian Agreement is incorporated by reference to Pre-Effective Amendment
                                            No. 4 to the Registration Statement.

                   (g)(2)                   Amendment To Custody Contract between the Registrant and State Street Bank dated March 31, 1999 is filed herein.

     (h)           (h)(1)                   Agency Agreement between the Registrant, on behalf of Kemper U.S. Growth and
                                            Income Fund, and Kemper Service Company, dated January 30, 1998 is incorporated by reference to Pre-Effective Amendment No. 4 to the
                                            Registration Statement.

                   (h)(2)                   Fee schedules for Exhibit (h)(1) is incorporated by reference to
                                            Pre-Effective Amendment No. 4 to the Registration Statement.

                   (h)(3)                   Agency Agreement between the Registrant, on behalf of Kemper Small Cap
                                            Relative Value Fund, and Kemper Service Company, dated May 6, 1998 is incorporated by reference to Pre-Effective Amendment No. 4 to the
                                            Registration Statement.

                   (h)(4)                   Fee schedules for Exhibit (h)(3) is incorporated by reference to
                                            Pre-Effective Amendment No. 4 to the Registration Statement.

                   (h)(5)                   Fund Accounting Services Agreement between the Registrant, on behalf of

                                       2

                                            Kemper U.S. Growth and Income Fund, and Scudder Fund Accounting Corp., dated
                                            January 30, 1998 is incorporated by reference to Pre-Effective Amendment No.
                                            4 to the Registration Statement.

                   (h)(6)                   Fund Accounting Services Agreement between the Registrant, on behalf of
                                            Kemper Small Cap Relative Value Fund, and Scudder Fund Accounting Corp.,
                                            dated May 6, 1998 is incorporated by reference to Pre-Effective Amendment
                                            No. 4 to the Registration Statement.

                   (h)(7)                   Administrative Services Agreement between the Registrant, on behalf of
                                            Kemper U.S. Growth and Income Fund, and Kemper Distributors, Inc., dated
                                            January 30, 1998 is incorporated by reference to Pre-Effective Amendment No.
                                            4 to the Registration Statement.

                   (h)(8)                   Administrative Services Agreement between the Registrant, on behalf of
                                            Kemper Small Cap Relative Value Fund, and Kemper Distributors, Inc., dated
                                            May 6, 1998 is incorporated by reference to Pre-Effective Amendment No. 4 to the Registration Statement.

                   (h)(9)                   Amended Fee Schedule For Administrative Services Agreement between the
                                            Registrant and Kemper Distributors, Inc. dated January 1, 2000 is filed herein.

     (i)                                    Legal Opinion and Consent is filed herein.

     (j)                                    Consent of Independent Accountants is filed herein.

     (k)                                    Inapplicable.

     (l)                                    Inapplicable.

     (m)           (m)(1)                   Rule 12b-1 Plan between Kemper U.S. Growth and Income Fund (Class B Shares)
                                            and Kemper Distributors, Inc. dated August 1, 1998 is incorporated by reference to Pre-Effective Amendment No. 4 to the Registration Statement.

                   (m)(2)                   Rule 12b-1 Plan between Kemper U.S. Growth and Income Fund (Class C Shares)
                                            and Kemper Distributors, Inc. dated August 1, 1998 is incorporated by reference to Pre-Effective Amendment No. 4 to the Registration Statement.

                   (m)(3)                   Rule 12b-1 Plan between Kemper Small Cap Relative Value Fund (Class B
                                            Shares) and Kemper Distributors, Inc. dated August 1, 1998. is incorporated by reference to Pre-Effective Amendment No. 4 to the Registration Statement.

                   (m)(4)                   Rule 12b-1 Plan between Kemper Small Cap Relative Value Fund (Class C
                                            Shares) and Kemper Distributors, Inc. dated August 1, 1998 is incorporated by reference to Pre-Effective Amendment No. 4 to the Registration Statement.

     (n)                                    Inapplicable.

     (o)                                    Rule 18f-3 Plan is incorporated by reference to Pre-Effective Amendment No.
                                            4 to the Registration Statement.

Item 24.          Persons Controlled by or under Common Control with Fund.
--------          --------------------------------------------------------

                  None

Item 25.          Indemnification.
--------          ----------------

         Article VIII of the Registrant's Agreement and Declaration of Trust (Exhibit 23(a) hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Agreement and Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question as to whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         On June 26, 1997, Zurich Insurance Company ("Zurich"), ZKI Holding Corp. ("ZKIH"), Zurich Kemper Investments, Inc. ("ZKI"), Scudder, Stevens & Clark, Inc. ("Scudder") and the representatives of the beneficial owners of the capital stock of Scudder ("Scudder Representatives") entered into a transaction agreement ("Transaction Agreement") pursuant to which Zurich became the majority stockholder in Scudder with an approximately 70% interest, and ZKI was combined with Scudder ("Transaction"). In connection with the trustees' evaluation of the Transaction, Zurich agreed to indemnify the Registrant and the trustees who were not interested persons of ZKI or Scudder (the "Independent Trustees") for and against any liability and expenses based upon any action or omission by the Independent Trustees in connection with their consideration of and action with respect to the Transaction. In addition, Scudder has agreed to indemnify the Registrant and the Independent Trustees for and against any liability and expenses based upon any misstatements or omissions by Scudder to the Independent Trustees in connection with their consideration of the Transaction.

Item 26.          Business and Other Connections of Investment Adviser
--------          ----------------------------------------------------

                  Scudder Kemper Investments, Inc. has stockholders and employees who are denominated officers but do not as such have corporation-wide responsibilities. Such persons are not considered officers for the purpose of this Item 26.


                           Business and Other Connections of Board
           Name            of Directors of Registrant's Adviser
           ----            ------------------------------------

Stephen R. Beckwith        Treasurer and Chief Financial Officer, Scudder Kemper Investments, Inc.**
                           Vice President and Treasurer, Scudder Fund Accounting Corporation*
                           Director, Scudder Stevens & Clark Corporation**
                           Director and Chairman, Scudder Defined Contribution Services, Inc.**
                           Director and President, Scudder Capital Asset Corporation**
                           Director and President, Scudder Capital Stock Corporation**
                           Director and President, Scudder Capital Planning Corporation**
                           Director and President, SS&C Investment Corporation**
                           Director and President, SIS Investment Corporation**
                           Director and President, SRV Investment Corporation**

                                       4

Lynn S. Birdsong           Director and Vice President, Scudder Kemper Investments, Inc.**
                           Director, Scudder, Stevens & Clark (Luxembourg) S.A.#

William H. Bolinder        Director, Scudder Kemper Investments, Inc.**
                           Member, Group Executive Board, Zurich Financial Services, Inc.##
                           Chairman, Zurich-American Insurance Company o

Laurence W. Cheng          Director, Scudder Kemper Investments, Inc.**
                           Member, Corporate Executive Board, Zurich Insurance Company of Switzerland##
                           Director, ZKI Holding Corporation xx

Gunther Gose               Director, Scudder Kemper Investments, Inc.**
                           CFO and Member, Group Executive Board, Zurich Financial Services, Inc.##
                           CEO/Branch Offices, Zurich Life Insurance Company##

Rolf Huppi                 Director, Chairman of the Board, Scudder Kemper Investments, Inc.**
                           Member, Corporate Executive Board, Zurich Insurance Company of Switzerland##
                           Director, Chairman of the Board, Zurich Holding Company of America o
                           Director, ZKI Holding Corporation xx

Kathryn L. Quirk           Chief Legal Officer, Chief Compliance Officer and Secretary, Scudder Kemper
                                 Investments, Inc.**
                           Director, Senior Vice President & Assistant Clerk, Scudder Investor Services, Inc.*
                           Director, Vice President & Secretary, Scudder Fund Accounting Corporation*
                           Director, Vice President & Secretary, Scudder Realty Holdings Corporation*
                           Director & Assistant Clerk, Scudder Service Corporation*
                           Director, SFA, Inc.*
                           Vice President, Director & Assistant Secretary, Scudder Precious Metals, Inc.***
                           Director, Scudder, Stevens & Clark Japan, Inc.***
                           Director, Vice President and Secretary, Scudder, Stevens & Clark of Canada, Ltd.***
                           Director, Vice President and Secretary, Scudder Canada Investor Services Limited***
                           Director, Vice President and Secretary, Scudder Realty Advisers, Inc. x
                           Director and Secretary, Scudder, Stevens & Clark Corporation**
                           Director and Secretary, Scudder, Stevens & Clark Overseas Corporation oo
                           Director and Secretary, SFA, Inc.*
                           Director, Vice President and Secretary, Scudder Defined Contribution Services, Inc.**
                           Director, Vice President and Secretary, Scudder Capital Asset Corporation**
                           Director, Vice President and Secretary, Scudder Capital Stock Corporation**
                           Director, Vice President and Secretary, Scudder Capital Planning Corporation**
                           Director, Vice President and Secretary, SS&C Investment Corporation**
                           Director, Vice President and Secretary, SIS Investment Corporation**
                           Director, Vice President and Secretary, SRV Investment Corporation**
                           Director, Vice President and Secretary, Scudder Brokerage Services, Inc.*
                           Director, Korea Bond Fund Management Co., Ltd.+

Edmond D. Villani          Director, President and Chief Executive Officer, Scudder Kemper Investments, Inc.**
                           Director, Scudder, Stevens & Clark Japan, Inc.###
                           President and Director, Scudder, Stevens & Clark Overseas Corporation oo
                           President and Director, Scudder, Stevens & Clark Corporation**
                           Director, Scudder Realty Advisors, Inc.x
                           Director, IBJ Global Investment Management S.A. Luxembourg, Grand-Duchy of Luxembourg

         *        Two International Place, Boston, MA
         x        333 South Hope Street, Los Angeles, CA

         **       345 Park Avenue, New York, NY
         #        Societe Anonyme, 47, Boulevard Royal, L-2449 Luxembourg,
                    R.C. Luxembourg B 34.564
         ***      Toronto, Ontario, Canada
         oo       20-5, Ichibancho, Chiyoda-ku, Tokyo, Japan
         ###      1-7, Kojimachi, Chiyoda-ku, Tokyo, Japan
         xx       222 S. Riverside, Chicago, IL
         o        Zurich Towers, 1400 American Ln., Schaumburg, IL
         +        P.O. Box 309, Upland House, S. Church St., Grand Cayman,
                    British West Indies
         ##       Mythenquai-2, P.O. Box CH-8022, Zurich, Switzerland

Item 27.          Principal Underwriters.
--------          -----------------------

         (a)

         Kemper  Distributors,   Inc.  acts  as  principal  underwriter  of  the
         Registrant's shares and acts as principal underwriter of the Kemper Funds.

         (b)

         Information on the officers and directors of Kemper Distributors, Inc., principal underwriter for the Registrant is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.


         (1)                               (2)                                     (3)

                                           Positions and Offices with              Positions and
         Name                              Kemper Distributors, Inc.               Offices with Registrant
         ----                              -------------------------               -----------------------

         James L. Greenawalt               President                               None

         Thomas W. Littauer                Director, Chief Executive Officer       Trustee and Vice President

         Kathryn L. Quirk                  Director, Secretary, Chief Legal        Vice President
                                           Officer and Vice President

         James J. McGovern                 Chief Financial Officer and Vice        None
                                           President

         Linda J. Wondrack                 Vice President and Chief Compliance     Vice President
                                           Officer

         Paula Gaccione                    Vice President                          None

         Michael E. Harrington             Vice President                          None

         Robert A. Rudell                  Vice President                          None

         William M. Thomas                 Vice President                          None

         Todd N. Gierke                    Assistant Treasurer                     None

         Philip J. Collora                 Assistant Secretary                     Vice President and Secretary

         Paul J. Elmlinger                 Assistant Secretary                     None

                                       6

                                           Positions and Offices with              Positions and
         Name                              Kemper Distributors, Inc.               Offices with Registrant
         ----                              -------------------------               -----------------------

         Diane E. Ratekin                  Assistant Secretary                     None

         Mark S. Casady                    Director, Vice Chairman                 President

         Stephen R. Beckwith               Director                                None

         (c)      Not applicable

Item 28.          Location of Accounts and Records
--------          --------------------------------

         Accounts, books and other documents are maintained at the offices of the Registrant, the offices of Registrant's investment adviser, Scudder Kemper Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, at the offices of the Registrant's principal underwriter, Kemper Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 or, in the case of records concerning custodial functions, at the offices of the custodian, Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105 or, in the case of records concerning transfer agency functions, at the offices of IFTC and of the shareholder service agent, Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105.

Item 29.          Management Services.
--------          --------------------

                  Inapplicable.

Item 30.          Undertakings.
--------          -------------

                  Inapplicable.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois, on the 31st day of January, 2000.



                                             By: /s/ Mark S. Casady
                                                 ------------------
                                                 Mark S. Casady, President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on the 31st day of January, 2000 on behalf of the following persons in the capacities indicated.


SIGNATURE                                   TITLE
---------                                   -----

/s/ Thomas W. Littauer                      Chairman and Trustee
--------------------------------------
Thomas W. Littauer*

/s/ James E. Akins                          Trustee
--------------------------------------
James E. Akins*

/s/ James R. Edgar                          Trustee
--------------------------------------
James R. Edgar*

/s/ Arthur R. Gottschalk                    Trustee
--------------------------------------
Arthur R. Gottschalk*

/s/ Frederick T. Kelsey                     Trustee
--------------------------------------
Frederick T. Kelsey*

/s/ Fred B. Renwick                         Trustee
--------------------------------------
Fred B. Renwick*

/s/ John G. Weithers                        Trustee
--------------------------------------
John G. Weithers*

/s/ John R. Hebble                          Treasurer (Principal Financial
--------------------------------------
John R. Hebble                              and Accounting Officer)

*By: /s/ Philip J. Collora
     ---------------------
     Philip J. Collora**

**       Attorney-in-fact pursuant to powers of
         attorney contained in the signature page of Post-Effective Amendment No. 3 to the
         Registration Statement, filed December 3, 1998 and Post-Effective Amendment No. 5 to the
         Registration Statement, filed November 26, 1999

                                                              File No. 333-42335
                                                              File No. 811-08393



                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    EXHIBITS

                                       TO

                                    FORM N-1A

                         POST-EFFECTIVE AMENDMENT NO. 6
                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                 AMENDMENT NO. 7

                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940



                             KEMPER SECURITIES TRUST

                             KEMPER SECURITIES TRUST

                                  EXHIBIT INDEX




                                       (e)
                                     (g)(2)
                                     (h)(9)
                                       (i)
                                       (j)



                                       2